                                                                    EXHIBIT 99.1

________________________________________________________________________________

                                 FIRST USA BANK
                            Transferor and Servicer

                                      and

                        THE BANK OF NEW YORK (DELAWARE)
                      on behalf of the Certificateholders

                         _____________________________

                            SERIES 1996-7 SUPPLEMENT
                         Dated as of December 11, 1996

                                       to

                        POOLING AND SERVICING AGREEMENT

                   Dated as of September 1, 1992, as amended
                         _____________________________


                                  $582,000,000

                       FIRST USA CREDIT CARD MASTER TRUST

                                 Series 1996-7
________________________________________________________________________________

                               TABLE OF CONTENTS

                                                          Page
                                                          ----
SECTION 1               Designation....................      1

SECTION 2               Definitions....................      2

SECTION 3.              Reassignment and
                        Transfer Terms.................     29

SECTION 4.              Delivery and Payment
                        for the Series 1996-7
                        Certificates...................     30

SECTION 5.              Form of Delivery of
                        Series 1996-7 Certificates.....     30

SECTION 6.              Article IV of Agreement........     30


  Article IV            Rights of Certificate
                        holders and Allocation
                        and Application of
                        Collections....................     32

         Section 4.04   Rights of Certificate
                        holders........................     32

         Section 4.05   Collections and Allocation.....     33


         Section 4.06   Determination of
                        Monthly Interest for
                        the Series 1996-7 Certificates.     38

         Section 4.07   Determination of
                        Monthly Principal..............     41

         Section 4.08   Coverage of Required
                        Amount for the
                        Investor Certificates..........     42

         Section 4.09   Monthly Payments...............     43

                                                          Page
                                                          ----
         Section 4.10   Payment of Certificate
                        Interest..........................  49

         Section 4.11   [Reserved]........................  50

         Section 4.12   Investor Charge-Offs..............  50

         Section 4.13   Excess Finance Charge
                        Collections for the
                        Series 1996-7 Certificates........  52

         Section 4.14   Reallocated Principal
                        Collections for the
                        Series 1996-7 Certificates........  54

         Section 4.15   Determination of LIBOR............  56

         Section 4.16   Principal Funding Account.........  58

         Section 4.17   Reserve Account...................  59

SECTION 7.              Article V of the
                        Agreement.........................  62

  Article V             Distributions and
                        Reports to Investor
                        Certificateholders................  62

         Section 5.01   Distributions.....................  62

         Section 5.02   Monthly
                        Certificateholders'
                        Statement.........................  64

SECTION 8.              Article VI of the
                        Agreement.........................  67

  Article VI            The Certificates..................  67

         Section 6.15   Global Certificates...............  67

                                                          Page
                                                          ----
         Section 6.16   Exchange of Temporary
                        Global Certificates
                        for Permanent Global
                        Certificates.....................   68

         Section 6.17   Exchange of Permanent
                        Global Certificates
                        for Bearer Certificates..........   70


         Section 6.18   Monthly Payment Coupons..........   72


SECTION 9.              Series 1996-7 Pay Out
                        Events...........................   72

SECTION 10.             Series 1996-7 Termination........   75

SECTION 11.             Periodic Finance
                        Charges and Other Fees...........   75

SECTION 12.             Transfers of CIA Cer-
                        tificates; Legends...............   76

SECTION 13.             Compliance with
                        Withholding Requirements.........   80

SECTION 14.             Tax Characterization
                        of the CIA Certificates..........   81

SECTION 15.             Amendment and Ratifi-
                        cation of Agreement..............   81

SECTION 16.             Counterparts.....................   81

SECTION 17.             GOVERNING LAW....................   82

SECTION 18.             Additional Representa-
                        tions and Warranties
                        of the Servicer..................   82

     EXHIBITS

     EXHIBIT A-1         Form of Class A Temporary Global Certificate
     EXHIBIT A-2         Form of Class A Permanent Global Certificate
     EXHIBIT A-3         Form of Class A Bearer Certificate
     EXHIBIT B-1         Form of Class B Temporary Global Certificate
     EXHIBIT B-2         Form of Class B Permanent Global Certificate
     EXHIBIT B-3         Form of Class B Bearer Certificate
     EXHIBIT C           Form of CIA Certificate
     EXHIBIT D           Form of Monthly Allocations and Payment
                         Instructions and Notification to the Trustee
     EXHIBIT E           Form of Monthly Certificateholders' Statement
     EXHIBIT F-1         Form of Class [A/B] Interest Coupon
     EXHIBIT F-2         Form of Class [A/B] Special Coupon
     EXHIBIT F-3         Form of Monthly Payment Coupon
     EXHIBIT G-1         Form of Clearance System Certificate to be Given to the
                         Trustee by Euroclear or Cedel
     EXHIBIT G-2         Form of Certificate to be Delivered to
                         Euroclear or Cedel by a Beneficial Owner of
                         Certificates
     EXHIBIT H           Form of Transferee Representation Letter

          SERIES 1996-7 SUPPLEMENT, dated as of December 11, 1996 (this "Series
                                                                         ------
Supplement") by and between FIRST USA BANK, a Delaware chartered banking
----------
corporation, as Transferor and Servicer, and THE BANK OF NEW YORK (DELAWARE), as Trustee under the Pooling and Servicing Agreement dated as of September 1, 1992 between FIRST USA BANK, as Transferor and Servicer, and the Trustee, as amended (the "Agreement").
              ---------

          Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates. The Transferor has tendered the Exchange Notice required by subsection 6.09(b) of the Agreement and hereby enters into this Series Supplement with the Trustee as required by subsection 6.09(c) of the Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 1996-7 (the "Series 1996-7
                                                                 -------------
Certificates").
------------

          Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Series 1996-7 Certificates shall not be subordinated to any other Series.

          SECTION 1.  Designation.  There is hereby created a Series of
                      -----------
Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1996-7 Certificates." The Series
                                         --------------------------
1996-7 Certificates shall be issued in three Classes, which shall be designated generally as the Class A Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class A Certificates"), the Class B Floating Rate Asset Backed
      --------------------
Certificates, Series 1996-7 (the "Class B Certificates") and the CIA
                                  --------------------
Certificates, Series 1996-7 (the "CIA Certificates"). The CIA Certificates will
                                  ----------------
be treated as a Class of Certificates for all purposes under the Agreement and this Series Supplement; provided, however, that the provisions of subsection
                        --------  -------
6.09(b) with respect to the delivery of an Opinion of Counsel to the effect that a newly issued Series of Investor Certificates will be treated as debt for Federal income tax purposes will not apply to the CIA Certificates.

          SECTION 2.  Definitions.  In the event that any term or provision
                      -----------
contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1996-7 Certificates and no other Series of Certificates issued by the Trust.

          "A/B Distribution Account" shall have the meaning specified in
           ------------------------
subsection 4.02(c)(i) of the Agreement.

          "Accumulation Period" shall mean, unless a Pay Out Event shall
           -------------------
have occurred prior thereto, the period commencing at the close of business on January 31, 1999, or such later date as is determined in accordance with subsection 4.09(i) of the Agreement and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 1996-7 Termination Date.

          "Accumulation Period Factor" shall mean, for any Monthly Period,
           --------------------------
a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts of all outstanding Series (other than Series 1996-7) which are not expected to be in their revolving periods during such Monthly Period, and (c) the initial invested amounts of all other outstanding Series which are not allocating Excess Principal Collections and are expected to be in their revolving periods during such Monthly Period.

          "Accumulation Period Length" shall have the meaning assigned such
           --------------------------
term in subsection 4.09(i) of the Agreement.

          "Accumulation Shortfall" shall initially mean zero and shall
           ----------------------
thereafter mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Princi-pal Funding Account pursuant to subsections 4.09(e)(i), 4.09(e)(ii) and 4.09(e)(iii) of the Agreement with respect to the Series 1996-7 Certificates for the previous Monthly Period.

          "Adjusted Invested Amount" shall mean, with respect to any date of
           ------------------------
determination, an amount equal to the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the CIA Adjusted Invested Amount.

          "Agreement" shall mean the Pooling and Servicing Agreement dated as of
           ---------
September 1, 1992 between First USA Bank, as Transferor and Servicer, and the Trustee, as amended.

           "Amortization Period" shall mean, with respect to the Series 1996-7
            -------------------
Certificates, the period commencing on the earlier of (a) the first day of the Accumulation Period, or (b) the Pay Out Commencement Date, and continuing to and including the earlier of (i) the payment in full to the Class A Certificateholders of the Class A Invested Amount, to the Class B Certificateholders of the Class B Invested Amount and to the CIA Certificateholders of the CIA Invested Amount, and (ii) the Scheduled Series 1996-7 Termination Date.

          "Available Investor Principal Collections" shall mean, with respect
           ----------------------------------------
to any Monthly Period, an amount equal to (a) the sum of (i) an amount equal, during the Revolving Period, to the Floating Allocation Percentage or, during the Amortization Period, to the Fixed/Floating Allocation Percentage of Collections of Principal Receivables with respect to such Monthly Period, (ii) any Unallocated Principal Collections allocated to the Investor Certificates on deposit in the Principal Account on the following Distribution Date, (iii) the amount, if any, of Collections of Finance Charge Receivables and Excess Finance Charge Collections to be distributed pursuant to subsection 4.09(a)(iii) with respect to the following Distribution Date, and (iv) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to subsections 4.13(b), (d), (e), (h) and (i) on the following Transfer Date, minus (b) the
                                                               -----
amount of Reallocated Principal Collections with respect to such Monthly Period which are required to fund a deficiency pursuant to Section 4.14 for such Distribution Date, if any.

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Transfer Date, the lesser of (a) the amount on deposit in the Reserve
Account as of such date (before giving effect to any deposit or withdrawal made or to be made pursuant to subsection 4.13(j) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

          "Average Principal Balance" shall mean, for a Monthly Period in which
           -------------------------
Additional Accounts are designated for inclusion in or Removed Accounts are designated for removal from the Trust, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and the Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

          "Base Rate" shall mean, with respect to any Monthly Period, the sum of
           ---------
the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the CIA Certificate Rate as of the last day of such Monthly Period (weighted based on the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount, respectively, as of the last day of such Monthly Period) plus the product of 2.00% and the percentage equivalent of a fraction
        ----
the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount each as of the last day of such Monthly Period.

          "Bearer Certificates" shall have the meaning specified in subsection
           -------------------
6.17 of the Agreement.

          "Business Day" shall mean, for the purpose of determining LIBOR, any
           ------------
day other than a Saturday, Sunday or day on which banking institutions in London, England, trading in Dollar deposits in the London interbank market, or banking institutions in New York, New York, or in New-ark, Delaware, are authorized or obligated by law or executive order to be closed and for all other purposes shall have the meaning provided in the Agreement.

          "Calculation Date" shall mean January 13, 1997 and the second Business
           ----------------
Day (as defined for purposes of determining LIBOR) prior to the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

          "CIA Account Percentage" shall mean, with respect to any Determination
           ----------------------
Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount deposited in the Principal Funding Account on prior Transfer Dates pursuant to subsection 4.09(e)(iii) and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Monthly Period.

          "CIA Adjusted Invested Amount" shall mean, with respect to any date
           ----------------------------
of determination, an amount not less than zero equal to the CIA Invested Amount minus the excess, if any, of the Principal Funding Account Balance over
       -----
the sum of the Class A Invested Amount and the Class B Invested Amount on such date of determination.

          "CIA Available Funds" shall mean, with respect to any Monthly
           -------------------
Period, an amount equal to the sum of (a) the CIA Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the CIA Invested Amount, the product of (i) the CIA Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds pursuant to subsection 4.16(b) of the Agreement, if any, with respect to the related Transfer Date and amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement.

          "CIA Certificateholder" shall mean the Person in whose name a CIA
           ---------------------
Certificate is registered in the Certificate Register.

          "CIA Certificateholders' Interest" shall mean the portion of the
           --------------------------------
Series 1996-7 Certificateholders' Interest evidenced by the CIA Certificates.

          "CIA Certificate Rate" shall mean a per annum rate of 1.00% in excess
           --------------------
of LIBOR, as determined on the related LIBOR Determination Date or such lesser rate as may be designated in the Spread Account Agreement.

          "CIA Certificates" shall mean any of the certificates executed by the
           ----------------
Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C hereto.
            ---------

          "CIA Default Interest" shall have the meaning specified in subsection
           --------------------
4.06(c) of the Agreement.

          "CIA Distribution Account" shall have the meaning specified in
           ------------------------
subsection 4.02(c)(ii) of the Agreement.

          "CIA Fixed/Floating Allocation Percentage" shall mean for any
           ----------------------------------------
Monthly Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the CIA Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of
(a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided, however, that
                                                      --------  -------
with respect to any Monthly Period in which an Addition Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with respect to
                               -------- -------  -------
any Monthly Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "CIA Floating Allocation Percentage" shall mean, with respect to any
           ----------------------------------
Monthly Period, the percentage equivalent of a fraction, the numerator of which is the CIA Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided
                                                                  --------
however, that, with respect to the first Monthly Period, the CIA Floating
-------
Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the CIA Initial Invested Amount and the denominator of which is the total amount of Principal Receivables on the Closing Date; provided
                                                                        --------
further, that with respect to any Monthly Period in which an Addition Date or
-------
Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the CIA Floating Allocation Percentage shall be the Average Principal Balance; provided
                                                                       --------
further, that with respect to any Monthly Period in which an Addition Date or
-------
Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the CIA Floating Allocation Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "CIA Initial Invested Amount" shall mean the aggregate initial
           ---------------------------
principal amount of the CIA Certificates, which is $55,290,000.

          "CIA Interest Shortfall" shall have the meaning specified in
           ----------------------
subsection 4.06(c) of the Agreement.

          "CIA Invested Amount" shall mean, when used with respect to any date
           -------------------
of determination, an amount equal to (a) the CIA Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to CIA Certificate holders prior to such day, minus (c) the aggregate amount of CIA Investor Charge-Offs
                   -----
for all prior Distribution Dates pursuant to subsection 4.12(c) of the Agreement, minus (d) the aggregate amount of the Reallocated Principal
           -----
Collections allocated on all prior Distribution Dates pursuant to Section 4.14 of the Agreement (but in the aggregate not in excess of the CIA Initial Invested Amount), minus (e) an amount equal to the amount by which the CIA Invested Amount has been reduced on all prior Distribution Dates pursuant to subsections 4.12(a) and (b) of the Agreement and plus (f) the aggregate amount of Excess
                                     ----
Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.13(i) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided,
                                                                     --------
however, that the CIA Invested Amount may not be reduced below zero.
-------

          "CIA Investor Charge-Offs" shall have the meaning specified in
           ------------------------
subsection 4.12(c) of the Agreement.

          "CIA Investor Default Amount" shall mean, with respect to each
           ---------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the CIA Investor Percentage applicable for the related Monthly Period.

          "CIA Investor Percentage" shall mean for any Monthly Period, (a) with
           -----------------------
respect to Defaulted Receivables and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the CIA Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period, the CIA Fixed/Floating Allocation Percentage.

          "CIA Monthly Interest" shall mean the monthly interest distributable
           --------------------
in respect of the CIA Invested Amount as calculated in accordance with subsection 4.06(c) of the Agreement.

          "CIA Monthly Principal" shall mean the monthly principal distributable
           ---------------------
in respect of the CIA Invested Amount as calculated in accordance with subsection 4.07(c) of the Agreement.

          "CIA Monthly Servicing Fee" shall mean, with respect to any
           -------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the CIA Adjusted Invested Amount on the last day of the preceding Monthly Period; provided, however, that with respect to the initial Monthly
                --------  -------
Period the CIA Monthly Servicing Fee shall be $47,716.

          "CIA Paying Agent" shall mean, with respect to the CIA Certificates,
           ----------------
The Bank of New York.

          "CIA Principal Commencement Date" shall mean (a) with respect to
           -------------------------------
the Accumulation Period, the first Distribution Date on which an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates and the Class B Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates and the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full.

          "CIA Scheduled Payment Date" shall mean the February 2000 Distribution
           --------------------------
Date.

          "Class A Account Percentage" shall mean, with respect to any
           --------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount deposited in the Principal Funding Account on prior Transfer Dates pursuant to subsection 4.09(e)(i) and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Monthly Period.

          "Class A Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount not
less than zero equal to the Class A Invested Amount minus the Principal
                                                    -----
Funding Account Balance on such date of determination.

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) the Class A Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class A Invested Amount, the product of (i) the Class A Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds pursuant to subsection 4.16(b) of the Agreement, if any, with respect to the related Transfer Date and amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement.

          "Class A Bearer Certificates" shall have the meaning specified in
           ---------------------------
subsection 6.17 of the Agreement.

          "Class A Certificate Rate" shall mean 5.68875% from and including
           ------------------------
December 11, 1996 through and including January 9, 1997, and with respect to each Interest Period thereafter, a per annum rate of 0.095% in excess of LIBOR as determined on the related LIBOR Determination Date.

          "Class A Certificateholder" shall mean the Person who holds a Class
           -------------------------
A Global Certificate or a Class A Bearer Certificate.

          "Class A Certificateholders' Interest" shall mean the portion of
           ------------------------------------
the Series 1996-7 Certificateholders' Interest evidenced by the Class A Certificates.

          "Class A Certificates" shall mean any of the certificates executed by
           --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.
               ---------

          "Class A Default Interest" shall have the meaning specified in
           ------------------------
subsection 4.06(a) of the Agreement.

          "Class A Floating Allocation Percentage" shall mean, with respect
           --------------------------------------
to any Monthly Period, the percentage
equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided however,
                                                     -------- -------
that, with respect to the first Monthly Period, the Class A Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the total amount of Principal Receivables in the Trust on the Closing Date; provided
                                                                        --------
further, that with respect to any Monthly Period in which an Addition Date or a
-------
Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class A Floating Allocation Percentage shall be the Average Principal Balance; provided
                                                                       --------
further, that with respect to any Monthly Period in which an Addition Date or
-------
Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class A Floating Allocation Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from such Addition Date to and including the last day of such Monthly Period.

          "Class A Global Certificate" shall mean the Class A Temporary Global
           --------------------------
Certificate and the Class A Permanent Global Certificate.

          "Class A Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $483,060,000.

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.06(a) of the Agreement.

          "Class A Invested Amount" shall mean, when used with respect to any
           -----------------------
date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made
        -----
to Class A

Certificateholders prior to such day and minus (c) the excess, if any, of
                                         -----
the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.12(a) of the Agreement prior to such day.

          "Class A Investor Charge-Offs" shall have the meaning specified
           ----------------------------
in subsection 4.12(a) of the Agreement.

          "Class A Investor Default Amount" shall mean, with respect to
           -------------------------------
each Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the applicable Class A Investor Percentage for the related Monthly Period.

          "Class A Investor Percentage" shall mean for any Monthly Period,
           ---------------------------
(a) with respect to Defaulted Receivables and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

          "Class A Monthly Interest" shall mean the monthly interest
           ------------------------
distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.06(a) of the Agreement.

          "Class A Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a) of the Agreement.

          "Class A Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Class A Adjusted Invested Amount on the last day of the preceding Monthly Period; provided, however, that with respect to the initial
                          --------  -------
Monthly Period the Class A Monthly Servicing Fee shall be $416,887.

          "Class A Outstanding Principal Balance"  shall mean, when used
           -------------------------------------
with respect to any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal pay-
                         -----
ments made to the Class A Certificateholders prior to such day.

          "Class A Permanent Global Certificate" shall have the meaning
           ------------------------------------
specified in subsection 6.15(a) of the Agreement.

          "Class A Pool Factor" shall mean, with respect to any Record
           -------------------
Date, a number carried out to seven decimal places representing the ratio of the Class A Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class A Invested Amount which will occur on the following Distribution Date) to the Class A Initial Invested Amount.

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.08 of the Agreement.

          "Class A Scheduled Payment Date" shall mean the February 2000
           ------------------------------
Distribution Date.

          "Class A Temporary Global Certificate" shall have the meaning
           ------------------------------------
specified in subsection 6.15(a) of the Agreement.

          "Class B Account Percentage" shall mean, with respect to any
           --------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount deposited in the Principal Funding Account on prior Transfer Dates pursuant to subsection 4.09(e)(ii) and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Monthly Period.

          "Class B Adjusted Invested Amount" shall mean, with respect to
           --------------------------------
any date of determination, an amount not less than zero equal to the Class B Invested Amount minus the excess, if any, of the Principal Funding Account
                -----
Balance over the Class A Invested Amount on such date of determination.

          "Class B Available Funds" shall mean, with respect to any
           -----------------------
Monthly Period, an amount equal to the sum of (a) the Class B Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class B Invested Amount, the product of (i) the Class B Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds pursuant to subsection 4.16(b) of the Agreement, if any, with respect to the related Transfer Date and amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement.

          "Class B Bearer Certificates" shall have the meaning specified in
           ---------------------------
Section 6.17 of the Agreement.

          "Class B Certificate Rate" shall mean 5.88375% from and including
           ------------------------
December 11, 1996 through and including January 9, 1997 and with respect to each Interest Period thereafter, a per annum rate of 0.29% in excess of LIBOR, as determined on the related LIBOR Determination Date.

          "Class B Certificateholder" shall mean the Person who holds a
           -------------------------
Class B Global Certificate or a Class B Bearer Certificate.

          "Class B Certificateholders' Interest" shall mean the portion of
           ------------------------------------
Series 1996-7 Certificateholders' Interest evidenced by the Class B
Certificates.

          "Class B Certificates" shall mean any of the certificates
           --------------------
executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto.
                             ---------

          "Class B Default Interest" shall have the meaning specified in
           ------------------------
subsection 4.06(b) of the Agreement.

          "Class B Fixed/Floating Allocation Percentage" shall mean for any
           --------------------------------------------
Monthly Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided, however, that
                                                      --------  -------
with respect to any Monthly Period in which an Addition

Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however,
                                                   -------- -------  -------
that with respect to any Monthly Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Class B Floating Allocation Percentage" shall mean, with respect to
           --------------------------------------
any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided however, that, with respect to the first Monthly Period, the
        -------- -------
Class B Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the total amount of Principal Receivables on the Closing Date; provided further, that with respect to any Monthly Period in which an
      -------- -------
Addition Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class B Floating Allocation Percentage shall be the Average Principal Balance; provided further, that with respect to any Monthly
                   -------- -------
Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class B Floating Allocation Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

           "Class B Global Certificate" shall mean the Class B Temporary Global
            --------------------------
Certificate and the Class B Permanent Global Certificate.

          "Class B Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $43,650,000.

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.06(b) of the Agreement.

          "Class B Invested Amount" shall mean, when used with respect to
           -----------------------
any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B
        -----
Certificateholders prior to such day, minus (c) the aggregate amount of
                                      -----
Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the
                                                               -----
amount of the Reallocated Class B Principal Collections allocated on all prior Distribution Dates for which the CIA Invested Amount has not been reduced pursuant to subsection 4.14(a) of the Agreement, minus (e) an amount equal to
                                                 -----
the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.12(a) of the Agreement and plus (f)
                                                                       ----
the amount of Excess Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.13(e) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
(d) and (e); provided, however, that the Class B Invested Amount may not be
             --------- -------
reduced below zero.


          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
subsection 4.12(b) of the Agreement.

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the Class B Investor Percentage applicable for the related Monthly Period.

          "Class B Investor Percentage" shall mean for any Monthly Period,
           ---------------------------
(a) with respect to Defaulted Receivables and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period, the Class B Fixed/Floating Allocation Percentage.

          "Class B Monthly Interest" shall mean the monthly interest
           ------------------------
distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.06(b) of the Agreement.

          "Class B Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(b) of the Agreement.

          "Class B Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Class B Adjusted Invested Amount on the last day of the preceding Monthly Period; provided, however, that with respect to the initial
                          --------  -------
Monthly Period the Class B Monthly Servicing Fee shall be $37,671.

          "Class B Outstanding Principal Balance"  shall mean, when used
           -------------------------------------
with respect to any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments
                         -----
made to the Class B Certificateholders prior to such day.

          "Class B Permanent Global Certificate" shall have the meaning
           ------------------------------------
specified in subsection 6.15(b) of the Agreement.

          "Class B Pool Factor" shall mean, with respect to any Record
           -------------------
Date, a number carried out to seven decimal places representing the ratio of the Class B Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class B

Invested Amount which will occur on the following Distribution Date) to the Class B Initial Invested Amount.

          "Class B Principal Commencement Date" shall mean (a) with respect
           -----------------------------------
to the Accumulation Period, the first Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.08 of the Agreement.

          "Class B Scheduled Payment Date" shall mean the February 2000
           ------------------------------
Distribution Date.

          "Class B Temporary Global Certificate" shall have the meaning
           ------------------------------------
specified in subsection 6.15(b) of the Agreement.

          "Closing Date" shall mean December 11, 1996.
           ------------

          "Common Depositary" shall mean, with respect to the Class A
           -----------------
Certificates and the Class B Certificates, Union Bank of Switzerland, London Branch, in its capacity as common depositary for the respective accounts of any Foreign Clearing Agencies or any successor thereto.

          "Controlled Accumulation Amount" shall mean, for any Transfer Date
           ------------------------------
with respect to the Accumulation Period prior to the payment in full of the Invested Amount, $48,500,000; provided, however, that if the Accumulation Period
                              --------  -------
Length is determined to be less than 12 months pursuant to subsection 4.09(i) of the Agreement, the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Invested Amount will be equal to (i) the product of (x) the Initial Invested Amount and
(y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

          "Controlled Deposit Amount" shall mean, with respect to any Transfer
           -------------------------
Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

          "Coupons" shall have the meaning specified in subsection 6.17 of the
           -------
Agreement.

          "Covered Amount" shall mean, with respect to any Interest Period
           --------------
during the Accumulation Period prior to the payment in full of the Invested Amount, the product of (a) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (b) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the CIA Certificate Rate in effect with respect to the related Interest Period, and (c) the Principal Funding Account Balance up to the Invested Amount as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends.

          "Daily Deposit Date" shall mean the Determina tion Date on which the
           ------------------
Excess Spread Percentage (as defined in the Spread Account Agreement) for the Monthly Period preceding such date is less than 2.50% per annum.

          "Default Interest" shall mean, with respect to any Distribution Date,
           ----------------
the sum of Class A Default Interest, Class B Default Interest and CIA Default Interest distributable in respect of the Investor Certificates as calculated in accordance with Section 4.06 of the Agreement.

          "Determination Date" shall mean the third Business Day prior to each
           ------------------
Distribution Date.

          "Distribution Accounts" shall mean the A/B Distribution Account and
           ---------------------
the CIA Distribution Account, collectively.

          "Distribution Date" shall mean January 10, 1997, and the 10th day of
           -----------------
each calendar month thereafter, or if such 10th day is not a Business Day, the next succeeding Business Day.

          "Enhancement" shall mean with respect to the Class A Certificates, the
           -----------
subordination of the Class B

Certificates and the CIA Certificates, and with respect to the Class B Certificates, the subordination of the CIA Certificates.

          "Enhancement Provider" shall mean the CIA Certificateholders.
           --------------------

          "Excess Finance Charge Collections" shall mean, with respect to any
           ---------------------------------
Transfer Date, the sum of the amounts, if any, specified pursuant to subsections 4.09(a)(iv), 4.09(b)(iii) and 4.09(c)(ii) of the Agreement with respect to such Transfer Date.

          "Excess Principal Collections" shall mean, as the context requires,
           ----------------------------
either (a) the amount allocated to the Investor Certificates which, in accordance with subsections 4.05(b)(ii), 4.05(c)(ii) and 4.05(f) of the Agreement, may be applied to Principal Shortfalls with respect to other outstanding Series or (b) the amounts allocated to the investor certificates of other Series which the applicable supplements for such Series specify are to be treated as "Excess Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Investor Certificates.

          "Finance Charge Deficit" shall have the meaning set forth in
           ----------------------
subsection 4.05(b)(ii) of the Agreement.

          "Fixed/Floating Allocation Percentage" shall mean for any Monthly
           ------------------------------------
Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided, however, that with
                                                 --------  -------
to any Monthly Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with respect to any Monthly
                   -------- -------  -------
Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (v) a person investing "plan assets" of any such plan (including for purposes of clause (iv) or (v) any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

THE FOLLOWING REPRESENTATION MUST BE GIVEN BY ALL PLAN PURCHASERS

     11.  We are either (i) an employee benefit plan (as defined in Section 3
(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975 (e) (1) of the Internal Revenue Code of 1986, as amended, (iii) a governmental plan, as defined in Section 3 (32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (v) a person investing "plan assets" of any such plan (including for purposes of clause (iv) or (v) any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended) (each Person described in clauses (i) through (v), a "Plan Purchaser") and we acknowledge and understand that at no time shall the aggregate percentage of the CIA Invested Amount Transferred to Plan Purchasers equal or exceed 25% of the CIA Invested Amount.

     12. We understand that any purported Transfer of any CIA Certificate in contravention of the restrictions and conditions in paragraphs 1 through 11 above (including any violation of the representation in paragraph 5 by an investor who continues to hold a CIA Certificate occurring any time after the Transfer in which it acquired such CIA Certificate) shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a CIA Certificateholder for any purpose.

Adjusted Invested Amount with respect to any date of determination.

          "Investor Certificateholder" shall mean each Holder of record of an
           --------------------------
Investor Certificate of Series 1996-7.

          "Investor Certificates" shall mean the Class A Certificates, the
           ---------------------
Class B Certificates and the CIA Certificates.

          "Investor Default Amount" shall mean, with respect to each
           -----------------------
Distribution Date, an amount equal to the sum of (a) the Class A Investor Default Amount for such Distribution Date, (b) the Class B Investor Default Amount for such Distribution Date and (c) the CIA Investor Default Amount for such Distribution Date.

          "Investor Monthly Servicing Fee" shall, with respect to any
           ------------------------------
Transfer Date, be equal to one-twelfth of the product of (A) the Series Servicing Fee Percentage and (B) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with
                                                    --------  -------
respect to the initial Monthly Period the Investor Monthly Servicing Fee shall be $502,274.

          "Investor Percentage" shall mean for any Monthly Period, (a) with
           -------------------
respect to Finance Charge Receivables and Defaulted Receivables at any time and Principal Receivables during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

          "Issuance Date" shall mean the Closing Date.
           -------------

          "LIBOR" shall mean, for any Interest Period, the London interbank
           -----
offered rate for one-month Dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.15 of the Agreement.

          "LIBOR Determination Date" shall mean December 9, 1996 for the period
           ------------------------
from and including December 11, 1996 through and including January 9, 1997 and the second Business Day prior to the commencement of the second and each subsequent Interest Period.

          "London Business Day" shall mean any Business Day on which dealings in
           -------------------
deposits in United States dollars are transacted in the London interbank market.

          "Luxembourg Paying Agent" shall mean Banque de Luxembourg, or any
           -----------------------
successor thereto.

          "Minimum Transferor Interest" shall mean, with respect to any period,
           ---------------------------
7% of the average of the aggregate amount of Principal Receivables for such period.

          "Monthly Interest" shall mean, with respect to any Distribution
           ----------------
Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest and the CIA Monthly Interest distributable in respect of the Series 1996-7 Certificates as calculated in accordance with Section 4.06 of the Agreement.

          "Monthly Payment Coupons" shall have the meaning specified in Section
           -----------------------
6.18 of the Agreement.

          "Monthly Period" shall have the meaning specified in the Agreement,
           --------------
except that the first Monthly Period with respect to the Series 1996-7 Certificates shall begin on and include the Closing Date and shall end on and include December 31, 1996.

          "Monthly Principal" shall mean the monthly principal distributable in
           -----------------
respect of the Series 1996-7 Certificates as calculated in accordance with
Section 4.07 of the Agreement.

          "Pay Out Commencement Date" shall mean the earliest to occur of (i)
           -------------------------
the date on which a Trust Pay Out Event is deemed to occur pursuant to Section
9.01 of the Agreement, (ii) a Series 1996-7 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement, (iii) the Class A Scheduled Payment Date if the Class A Invested Amount is not paid in full on such date and
(iv) the Class B Scheduled Payment Date if the Class B Invested Amount is not paid in full on such date.

          "Paying Agency Agreement" shall mean the Agency Agreement dated as of
           -----------------------
December 11, 1996, among First USA Bank, as Transferor and as Servicer, the Principal Paying Agent, the Luxembourg Paying Agent and the Trustee.

          "Paying Agents" shall mean the CIA Paying Agent, the Luxembourg Paying
           -------------
Agent and the Principal Paying Agent, collectively.

          "Portfolio Adjusted Yield" shall mean, with respect to any Transfer
           ------------------------
Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for such Monthly Period from the Portfolio Yield for such Monthly Period.

          "Portfolio Yield" shall mean for the Series 1996-7 Certificates,
           ---------------
with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables allocated to the Investor Certificates for such Monthly Period, and (b) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, and (c) the amount, if any, withdrawn from the Reserve Account to be deposited into the Finance Charge Account pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement on the Transfer Date relating to such Monthly Period (such sum to be calculated on a cash basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period), and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

          "Principal Funding Account" shall have the meaning set forth in
           -------------------------
subsection 4.16(a) of the Agreement.

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal Funding Investment Proceeds" shall mean, with respect to
           -------------------------------------
each Interest Period during the Accumulation Period, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for such Interest Period.

          "Principal Funding Investment Shortfall" shall mean, with respect to
           --------------------------------------
each Interest Period during the Accumulation Period, the amount, if any, by which the

Principal Funding Investment Proceeds are less than the Covered Amount.

          "Principal Paying Agent" shall mean, with respect to the Class A
           ----------------------
Certificates and the Class B Certificates, Union Bank of Switzerland, London Branch, or any successor thereto.

          "Principal Shortfalls" shall mean with respect to any Distribution
           --------------------
Date (a) during the Accumulation Period, the amount, if any, by which the Controlled Deposit Amount exceeds the sum of the Class A Monthly Principal, Class B Monthly Principal and CIA Monthly Principal for such Distribution Date or (b) during the Rapid Amortization Period, (i) the amount, if any, by which the Class A Invested Amount exceeds the Class A Monthly Principal for such Distribution Date, (ii) on and after the Class B Principal Commencement Date, the amount, if any, by which the Class B Invested Amount exceeds the Class B Monthly Principal for such Distribution Date and (iii) on and after the CIA Principal Commencement Date, the amount if any, by which the CIA Invested Amount exceeds the CIA Monthly Principal for such Distribution Date.

          "Rapid Amortization Period" shall mean the period commencing on the
           -------------------------
Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.01 of the Agreement or (ii) the Series 1996-7 Termination Date.

          "Rating Agency" shall mean each of Fitch Investors Service, L.P.,
           -------------
Moody's and Standard & Poor's.

          "Rating Agency Condition" shall mean the notification in writing by
           -----------------------
each Rating Agency to the Transferor, the Servicer and the Trustee that any action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class with respect to which it is a Rating Agency.

          "Reallocated Class B Principal Collections" shall have the meaning
           -----------------------------------------
specified in subsection 4.14(b) of the Agreement.

          "Reallocated CIA Principal Collections" shall have the meaning
           -------------------------------------
specified in subsection 4.14(a) of the Agreement.

          "Reallocated Principal Collections" shall mean the sum of Reallocated
           ---------------------------------
Class B Principal Collections and Reallocated CIA Principal Collections.

          "Reference Banks" shall mean four major banks in the London interbank
           ---------------
market selected by the Servicer.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

          "Required Reserve Account Amount" shall mean, with respect to any
           -------------------------------
Transfer Date on or after the Reserve Account Funding Date, an amount equal to
(a) 0.50% of the Invested Amount or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount,
            --------  -------
the Transferor shall (i) provide the Servicer, the CIA Certificateholders and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1996-7.

          "Reserve Account" shall have the meaning specified in subsection
           ---------------
4.17(a) of the Agreement.

          "Reserve Account Funding Date" shall mean the Transfer Date which
           ----------------------------
occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 12 months prior to the commencement of the Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 6 months prior to the commencement of the Accumulation Period; or (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 4 months prior to the commencement of the Accumulation Period.

          "Reserve Account Surplus" shall mean, as of any Transfer Date
           -----------------------
following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" shall have the meaning specified in subsection
           -------------------
4.17(c) of the Agreement.

          "Reversion Date" shall mean the first Determination Date following
           --------------
any Daily Deposit Date on which (a) the Excess Spread Percentage (as defined in the Spread Account Agreement) for the Monthly Period preceding such Determination Date is equal to or exceeds 2.50% per annum and (b) the amount on deposit in the Spread Account (as defined in the Spread Account Agreement) equals or exceeds the Required Spread Account Amount (as defined in the Spread Account Agreement) for such Determination Date.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date to, but not including, the earlier of (a) the day the Accumulation Period commences and (b) the Pay Out Commencement Date.

          "Scheduled Series 1996-7 Termination Date" shall mean the October
           ----------------------------------------
2002 Distribution Date.

          "Series 1996-7" shall mean the Series of the First USA Credit Card
           -------------
Master Trust represented by the Investor Certificates.

          "Series 1996-7 Certificateholder" shall mean the holder of record of
           -------------------------------
any Series 1996-7 Certificate.

          "Series 1996-7 Certificateholders' Interest" shall have the meaning
           ------------------------------------------
specified in Section 4.04 of the Agreement.

          "Series 1996-7 Pay Out Event" shall have the meaning specified in
           ---------------------------
Section 8 of this Series Supplement.

          "Series 1996-7 Termination Date" shall mean the earlier to occur
           ------------------------------
of (i) the day after the Distribution Date on which the Investor Certificates are paid in full, or (ii) the Scheduled Series 1996-7 Termination Date.

          "Series Servicing Fee Percentage" shall mean 1.50% for so long as
           -------------------------------
First USA Bank is the Servicer or 2.00% if First USA Bank is no longer the Servicer.

          "Spread Account Agreement" shall mean the agreement among the
           ------------------------
Trustee, the Transferor, the Servicer and The Bank of New York, as initial collateral agent, dated December 11, 1996, as amended, supplemented or modified from time to time.

          "Subordinate Principal Collections" shall have the meaning set forth
           ---------------------------------
in subsection 4.05(b)(ii) of the Agreement.

          "Targeted Holder" shall mean each holder of a right to receive
           ---------------
interest or principal with respect to the CIA Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes, and any holder of a right to receive any amount in respect of the Transferor Interest; provided,
                                                                   --------
that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

          "Temporary Global Certificates" shall have the meaning specified in
           -----------------------------
subsection 6.15(b) of the Agreement.

          "Temporary Global Certificate Exchange Date" shall mean a date
           ------------------------------------------
determined by Union Bank of Switzerland, London Branch, which is at least 40 days after the later of the commencement of the offering and the Closing Date.

          "United States Alien" shall mean any person that, for United States
           -------------------
federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership, to the extent that one or more members is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust, in each case not subject to United States federal income tax on a net income basis.

          "Unpaid Investor Monthly Servicing Fee" shall mean with respect to any
           -------------------------------------
Transfer Date, the amount of the Investor Monthly Servicing Fee with respect to such Transfer Date not distributed to the Servicer pursuant to subsection 4.09(a)(ii), subsection 4.09(b)(ii), subsection 4.09(c)(i), or subsection 4.13(a) of the Agreement and any overdue Investor Monthly Servicing Fee from prior Transfer Dates.

          "Withholding Tax" shall have the meaning specified in subsection
           ---------------
9(f).

          SECTION 3.  Reassignment and Transfer Terms.  The Series 1996-7
                      -------------------------------
Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount. The deposit required in connection with any such repurchase shall be equal to the Invested Amount plus accrued and unpaid interest on the Series 1996-7 Certificates through the Record Date preceding the Distribution Date on which the repurchase occurs.

          SECTION 4.  Delivery and Payment for the Series 1996-7 Certificates.
                      -------------------------------------------------------
The Transferor shall execute and deliver the Series 1996-7 Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver the Series 1996-7 Certificates when authenticated in accordance with Section 6.02 of the Agreement.

          SECTION 5.  Form of Delivery of Series 1996-7 Certificates. The Class
                      ----------------------------------------------
A Certificates and the Class B Certificates shall be delivered as Global Certificates as provided in Sections 6.01, 6.13, 6.15 and 6.16 of the Agreement. The CIA Certificates shall be delivered as Registered Certificates as provided in
Section 6.01 of the Agreement.

          SECTION 6.  Article IV of Agreement.  (A) Sections 4.01, 4.02 and
                      -----------------------
4.03 of the Agreement shall be read in their entirety as provided in the Agreement except for subsections 4.02(b) and (c) of the Agreement which shall, for purposes of this Series Supplement, read in their entirety as follows:

          "(b) The Finance Charge and Principal Accounts. The Trustee,
               -----------------------------------------
          for the benefit of the Series 1996-7 Certificateholders, shall establish and maintain in the name of the Trust with a Qualified Institution (other than the Transferor), which shall initially be the CIA Paying Agent, two segregated trust accounts (the "Finance Charge Account" and the "
                               ----------------------
          Principal Account," respectively), bearing a designation
          -----------------
          clearly indicating that the funds therein are held for the benefit of the Series 1996-7 Certificateholders. The
          Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance
          Charge Account and the Principal Account and in all proceeds thereof. The Finance Charge Account and the Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-7 Certificateholders. Pursuant to authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Account and Principal Account for the purpose of carrying out the Servicer's or the Trustee's duties hereunder. The Trustee at all times shall maintain copies of all written reports and instructions that it receives reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Series 1996-7 Certificateholders.

          (c)  The Distribution Accounts. (i) The Trustee, for the
               -------------------------
          benefit of the Class A Certificate-
     holders and Class B Certificateholders, shall cause to be established and maintained in the name of the Trust, with an office or branch of a Qualified Institution (other than the Transferor), which shall initially be the Principal Paying Agent, a non-interest bearing segregated account (the "A/B Distribution Account") bearing a designation clearly indicating
           ------------------------
     that the funds deposited therein are held in trust for the benefit of the Class A Certificateholders and the Class B Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the A/B Distribution Account and in all proceeds thereof. The A/B Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders and the Class B Certificateholders; provided, however, that the Principal Paying Agent shall have the right to make deposits and withdrawals from the A/B Distribution Account in accordance with this Series Supplement, the Agreement and the Paying Agency Agreement.

     (ii) The Trustee, for the benefit of the CIA Certificateholders, shall cause to be established and maintained in the name of the Trust, with an office or branch of a Qualified Institution (other than the Transferor), which shall initially be the CIA Paying Agent, a non-interest bearing segregated account (the "CIA Distribution Account") bearing a designation
                              ------------------------
     clearly indicating that the funds deposited therein are held in trust for the benefit of the CIA Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the CIA Distribution Account and in all proceeds thereof. The CIA Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the CIA Certificateholders."

(B) Article IV of the Agreement (except for Sections 4.01, 4.02 and 4.03 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1996-7 Certificates:

                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.04  Rights of Certificateholders.  The Investor Certificates
                        ----------------------------
shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account and, with respect to the Class A Certificateholders and the Class B Certificateholders, the A/B Distribution Account, and, with respect to the CIA Certificateholders, the CIA Distribution Account (for such Series, the "Series 1996-7 Certificateholders' Interest"). The CIA Certificates
             ------------------------------------------
shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Accounts, except as specifically provided in this Article IV.

          Section 4.05  Collections and Allocation.
                        --------------------------

               (a)  Collections.  The Servicer will apply or will instruct the
                    -----------
Trustee to apply all funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Accounts allocable to the Series 1996-7 Certificates as described in this Article IV.

               (b)  Daily Allocations During the Revolving Period.  During the
                    ---------------------------------------------
Revolving Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

          (i) Allocate to the Series 1996-7 Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account (A) prior to the Calculation Date in each Monthly Period an amount equal to the product of
     (x) the Floating Allocation Percentage and (y) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, or
     (B) on and after each such Calculation Date to and including the last day of such Monthly Period, the lesser of (x) the product of (1) the Floating Allocation Percentage and (2) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing and (y) the excess of
     (1) the sum of the Monthly Interest, the Interest Shortfall and the Default Interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Monthly Servicing Fee) over (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(b)(i) of the Agreement. On each Date of Processing on and after each Calculation Date, Collections of Finance Charge Receivables allocated to the Series 1996-7 Certificates in excess of the amount required to be deposited and retained in the Finance Charge Account as provided above shall be held by the Servicer and applied in accordance with subsection 4.05(f) of the Agreement. In addition, on the Closing Date, the Transferor shall make a deposit to the Finance Charge Account in an amount equal to $600,000 to be applied as Collections of Finance Charge Receivables allocated to Series 1996-7. Notwithstanding the foregoing, on each Date of Processing from and including each Daily Deposit Date to but excluding the immediately succeeding Reversion Date, the Servicer shall be required to allocate to the Series 1996-7 Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account an amount equal to the product of (i) the Floating Allocation Percentage and (ii) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

          (ii)  Allocate to the Series 1996-7 Certificateholders an amount equal to the product of (A)
     the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing and pay such amount to the Transferor subject to the obligation of the Transferor to make an amount equal to the Reallocated Principal Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date in accordance with subsection 4.05(f) of the Agreement; provided, however, that the amount to be paid to
                               --------  -------
     the Transferor pursuant to this subsection 4.05(b)(ii) of the Agreement on any Date of Processing shall be paid only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to all Principal Receivables transferred to the Trust on such Date of Processing and after giving effect to Collections of Principal Receivables on such Date of Processing) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement; provided, further, however, that on and after the Calculation Date if the
     --------  -------  -------
     amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to subsection 4.05(b)(i) of the Agreement are less than the sum of the Monthly Interest, the Interest Shortfall and the Default Interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Monthly Servicing Fee) (the amount of such shortfall, the "Finance Charge Deficit"), an amount not to exceed the product of (x) the
      ----------------------
     sum of the Class B Floating Allocation Percentage and the CIA Floating Allocation Percentage and (y) the Collections of Principal Receivables on any such Date of Processing ("Subordinate Principal Collections") with
                                   ---------------------------------
     respect to the then current Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be released from the Principal Account and paid to the holder of the Exchangeable Transferor Certificate, subject to the preceding proviso.

          (c)  Daily Allocations During the Accumulation Period. During the
               -------------------------------------------------
Accumulation Period, the

Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

          (i) Allocate to the Series 1996-7 Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

          (ii) Allocate to the Series 1996-7 Certificateholders and retain in the Principal Account an amount equal to the product of (x) the Fixed/Floating Allocation Percentage on such Date of Processing and (y) the aggregate amount of Collections of Principal Receivables on such Date of Processing (for any such date, a "Percentage Allocation"); provided,
                                       ---------------------    --------
     however, that if the sum of such Percentage Allocations with respect to the
     -------
     same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall be paid to the Holder of the Exchangeable Transferor Certificate (subject to the obligation of the Transferor to make an amount equal to the Reallocated Principal
     Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date in accordance with subsection 4.05(f)) of the Agreement if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement; provided, further, that on and after
                                          --------  -------
     the Calculation Date if there is a Finance Charge Deficit, Subordinate Principal Collections with respect to each Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be released from the Principal Account to the holder of the Exchangeable Transferor Certificate, subject to the preceding proviso.

          (d)  Daily Allocations During the Rapid Amortization Period.
               ------------------------------------------------------
During the Rapid Amortization Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

          (i) Allocate to the Series 1996-7 Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

          (ii)  Allocate to the Series 1996-7 Certificateholders and deposit and retain in the Principal Account an amount equal to the product of (A) the Fixed/Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an amount
                    --------  -------
     of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Series 1996-7 Certificateholders, the amount determined in accordance with this subparagraph (ii) shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement.

          (e)  Daily Deposits.  Notwithstanding the foregoing, the Servicer need
               --------------
not make daily deposits of Collections into the Collection Account at any time when the requirements of the third paragraph of subsection 4.03(a) of the Agreement are satisfied.

          (f)  Monthly Allocations During the Revolving Period and Accumulation
               ----------------------------------------------------------------
Period. To the extent not previously allocated pursuant to subsection 4.05(b),
------
during the Revolving Period, the Servicer shall, on each Transfer Date, allocate to the Series 1996-7 Certificateholders and deposit in the Finance Charge Account an amount equal to (i) the lesser of (A) the product of (x)
the Floating Allocation Percentage with respect to the preceding Monthly Period and (y) the aggregate amount of Collections of Finance Charge Receivables for the related Monthly Period, and (B) the aggregate of the amounts to be applied from amounts on deposit in the Finance Charge Account on such Transfer Date pursuant to subsections 4.09(a)(i), (ii) and (iii), 4.09(b)(i) and (ii), 4.09(c)(i) and 4.13(a) through (j) of the Agreement and, to the extent necessary, any amounts to be applied in accordance with the Spread Account Agreement (other than payments to First USA Bank or the Transferor), minus (ii)
                                                                     -----
the amounts deposited and retained in the Finance Charge Account daily during such Monthly Period pursuant to subsection 4.05(b)(i) of the Agreement. Any such amounts, to the extent they would be paid to First USA Bank, as Transferor or Servicer, need not be so deposited but shall be deemed to have been so deposited and, as and when specified in the subsections identified above, be deemed to have been paid to First USA Bank pursuant to such subsections. During the Revolving Period and the Accumulation Period, the Transferor shall, on each Transfer Date deposit in the Principal Account an amount equal to the sum of
(I) the excess of the amount of Reallocated Principal Collections over the amount deposited and retained in the Principal Account pursuant to subsection 4.05(b)(ii) or 4.05(c)(ii) of the Agreement with respect to the Revolving Period or Accumulation Period, respectively, and (II) an amount equal to the amount of Excess Principal Collections to be applied for the benefit of other Series from amounts that were originally allocated to Series 1996-7, not to exceed (x) during the Revolving Period, the Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period or (y) during the Accumulation Period, the Fixed/Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period less the amount thereof applied to pay Monthly Principal on the related Distribution Date.

          (g) Notwithstanding anything in this Section 4.05, if on any date the aggregate amount of Principal Receivables is less than the sum of the Invested Amounts for all Series then outstanding, all Collections of Principal Receivables on such date shall be deposited and applied in accordance with subsection 4.03(f) of the Agreement.

          The allocations to be made pursuant to this Section 4.05 of the Agreement also apply to deposits into the Collection Account that are treated as Collections, including Credit Adjustments, payment of the reassignment price pursuant to Section 2.07 of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.02, 10.01,
12.01 or 12.02 of the Agreement and Section 3 of the Series Supplement for Series 1996-7. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as indicated in the Agreement.

          Section 4.06  Determination of Monthly Interest for the Series 1996-7
                        -------------------------------------------------------
Certificates. (a) The amount of monthly interest (for the Series 1996-7
------------
Certificates, the "Class A Monthly Interest") distributable from the A/B
                   ------------------------
Distribution Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) the product of
(x) the Class A Certificate Rate and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class A Outstanding Principal Balance as of the close of business on the last day of the preceding Monthly Period; provided, however,
                                                             --------  -------
that with respect to the first Distribution Date, Class A Monthly Interest shall be equal to the product of (i) the product of (a) the Class A Certificate Rate for the period from and including December 11, 1996 to and including January 9, 1997 and (b) a fraction the numerator of which is 30 and the denominator of which is 360 and (ii) the Class A Initial Invested Amount.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to
                                         --------------------------
the excess, if any, of (x) the aggregate Class A Monthly Interest for the Interest Period applicable to the preceding Distribution Date over (y) the
                                                              ----
amount which was paid to the Class A Certificateholders in respect of interest on such preceding Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Default
                                                               ---------------
Interest") shall be payable as provided herein with respect to the Class A
--------
Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A

Certificateholders equal to the product of (i) the product of (x) the Class A Certificate Rate plus 2.00% per annum and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) such Class A Interest Shortfall. Notwithstanding anything to the contrary herein, Class A Default Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest (for the Series 1996-7 Certificates, the "Class B Monthly Interest") distributable from the A/B
                   ------------------------
Distribution Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of (i) the product of
(x) the Class B Certificate Rate and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period; provided, however, that with
                                              --------  -------
respect to the

first Distribution Date, Class B Monthly Interest shall be equal to the product of (i) the product of (a) the Class B Certificate Rate for the period from and including December 11, 1996 to and including January 9, 1997 and (b) a fraction the numerator of which is 30 and the denominator of which is 360 and (ii) the Class B Initial Invested Amount.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to
                                         --------------------------
the excess, if any, of (x) the aggregate Class B Monthly Interest for the Interest Period applicable to the preceding Distribution Date over (y) the amount which was paid to the Class B Certificateholders in respect of interest on such preceding Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Default
                                                              ---------------
Interest") shall be payable as provided herein with respect to the Class B
--------
Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders equal to the product of (i) the product of (x) the Class B Certificate Rate plus 2.00% per annum and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) such Class B Interest Shortfall. Notwithstanding anything to the contrary herein, Class B Default Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          (c) The amount of monthly interest (for the Series 1996-7 Certificates, the "CIA Monthly Interest") distributable from the CIA
                   --------------------
Distribution Account with respect to the CIA Invested Amount on any Distribution Date shall be an amount equal to the product of (i) the product of (x) the CIA Certificate Rate and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and
(ii) the CIA Invested Amount as of the close of business on the last day of the preceding Monthly Period; provided, however, that with respect to the first
                          --------  -------
Distribution Date, CIA Monthly Interest shall be equal to the product of (i) the product of (a) the CIA Certificate Rate for the period from and including December 11, 1996 to and including January 9, 1997 and (b) a fraction the numerator of which is 30 and the denominator of which is 360 and (ii) the CIA Initial Invested Amount.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "CIA Interest Shortfall") equal to the
                                         ----------------------
excess, if any, of (x) the aggregate CIA Monthly Interest for the Interest Period applicable to the preceding Distribution Date over (y) the amount which
                                                     ----
was paid to the CIA Certificateholders in respect of interest on such preceding Distribution Date pursuant to the terms hereof and of the Spread Account Agreement. If there is a CIA Interest Shortfall with respect to any Distribution Date, an additional amount ("CIA Default Interest") shall be payable as
                             --------------------
provided herein with respect to the CIA Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such CIA Interest Shortfall is paid to the CIA Certificateholders equal to the product of (i) the product of (a) the CIA Certificate Rate plus 2.00% per annum and (b) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) such CIA Interest Shortfall. Notwithstanding anything to the contrary herein, CIA Default Interest shall be payable or distributed to the CIA Certificateholders only to the extent permitted by applicable law.

          Section 4.07  Determination of Monthly Principal. (a) The amount of
                        ----------------------------------
monthly principal (the "Class A Monthly Principal") distributable from the
                        -------------------------
Principal Account with respect to the Class A Certificates on each Transfer Date beginning with the Transfer Date in the month following the month in which the Accumulation Period or, if earlier, the Rapid Amortization Period begins shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Accumulation Period prior to the Class A Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date and
(iii) the Class A Adjusted Invested Amount on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such day.

               (b) The amount of monthly principal (the "Class B Monthly
                                                         ---------------
Principal") distributable from the Principal Account with respect to the Class
---------
B Certificates on each Transfer Date, beginning with the Transfer Date first preceding the Class B Principal Commencement Date, shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such
                                                      -----
Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Accumulation Period prior to the Class B Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal for
                                       -----
such Transfer Date) and (iii) the Class B Adjusted Invested Amount on such Transfer Date (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14 of the Agreement on such Transfer Date).

               (c) The amount of monthly principal (the "CIA Monthly Principal")
                                                         ---------------------
distributable from the Principal Account with respect to the CIA Certificates on each Transfer Date, beginning with the Transfer Date first preceding the CIA Principal Commencement Date, shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor
                                    -----
Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Accumulation Period prior to the CIA Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly
                                                  -----
Principal and the Class B Monthly Principal for such Transfer Date) and (iii) the CIA Adjusted Invested Amount on such Transfer Date (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections
4.12 and 4.14 of the Agreement on such Transfer Date).

          Section 4.08  Coverage of Required Amount for the Investor
                        --------------------------------------------
Certificates. On each Determination Date, the Servicer shall determine the
------------
amount (the "Class A Required Amount"), if any, by which the sum of (i) Class A
             -----------------------
Monthly Interest for the following Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) Class A Default Interest, if any, for such Distribution Date and any Class A Default Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) if First USA Bank is no longer the Servicer, the Class A Monthly Servicing Fee for the related Distribution Date and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds the Class A Available Funds for the related Monthly Period.

          On each Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if
      -----------------------
any, by which the sum of (i) Class B Monthly Interest for the following Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) Class B Default Interest, if any, for such Distribution Date and any Class B Default Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date and (iv) if First USA Bank is no longer the Servicer, the Class B Monthly Servicing Fee for the related Distribution Date exceeds the Class B Investor Percentage of Collections in respect of Finance Charge Receivables deposited in the Finance Charge Account for the related Monthly Period and (y) the amount, if any, by which the Class B Investor Default Amount, if any, for such Distribution Date exceeds the amount of Excess Finance Charge Collections available to make payments with respect thereto pursuant to subsection 4.13(d) of the Agreement.

          In the event that the sum of the Class A Required Amount and the
Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on the Determination Date. In the event that the Class A Required Amount for such Distribution Date is greater than zero all or a portion of the Excess Finance Charge Collections with respect to the related Transfer Date in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Finance Charge Account on such Distribution Date pursuant to subsection 4.13(a) of the Agreement. In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Finance Charge Collections with respect to such Transfer Date, the Collections of Principal Receivables allocable to the CIA Certificates and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in
Section 4.14 of the Agreement. In the event that after the application of Excess Finance Charge Collections there is a Class B Required Amount for such Transfer Date, the Collections of Principal Receivables allocable to the CIA Certificates (after application to the Class A Required Amount) shall be applied as specified in Section 4.14 of the Agreement; provided, however, that the sum of any
                                  --------  -------
payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

          Section 4.09 Monthly Payments. On each Transfer Date, the Trustee,
                       ----------------
acting in accordance with written instructions from the Servicer substantially in the form of Exhibit D hereto, shall make the withdrawals, deposits and
               ---------
payments specified in subsections (a) through (h) of this Section 4.09.

               (a) On the Transfer Date preceding each Distribution Date, an amount equal to the Class A Available Funds deposited or deemed to have been deposited into the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest
                        ----
     previously due but not paid to Class A Certificateholders on a prior

     Distribution Date, plus the amount of any Class A Default Interest for such
                        ----
     Distribution Date, shall be deposited by the Servicer or the Trustee into the A/B Distribution Account;

               (ii) if First USA Bank is no longer the Servicer, an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer;

               (iii) an amount equal to the aggregate Class A Investor Default Amount, if any, for such Distribution Date shall be (A) distributed to the Holder of the Exchangeable Transferor Certificate on Distribution Dates with respect to the Revolving Period, but not exceeding the Transferor Interest (determined as of such Distribution Date after giving effect to any Principal Receivables transferred to the Trust during the Monthly Period relating to such Distribution Date, any such amount in excess of the Transferor Interest to be treated as Unallocated Principal Collections) and
     (B) deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for Distribution Dates with respect to the Amortization Period; and

               (iv) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in
     Section 4.13 of the Agreement.

               (b) On the Transfer Date preceding each Distribution Date, an amount equal to the Class B Available Funds deposited or deemed to have been deposited in the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest
                        ----
     previously due but not paid to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Default Interest for such
                        ----
     Distribution Date, shall be deposited by the Servicer or the Trustee into the A/B Distribution Account;

               (ii) if First USA Bank is no longer the Servicer, an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer; and

               (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in
     Section 4.13 of the Agreement.

               (c) On the Transfer Date preceding each Distribution Date, an amount equal to the CIA Available Funds deposited or deemed to have been deposited in the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) if First USA Bank is no longer the Servicer, an amount equal to the CIA Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer; and

               (ii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section
     4.13 of the Agreement.

               (d) On each Transfer Date during the Revolving Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period in the following priority:

               (i) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections and the denominator of which is equal to the sum of the Principal Collections available for sharing as specified in the related Series Supplement for each Series and (2) the Principal Shortfall applicable to such other Series and (B) remaining Available Investor Principal Collections, shall be treated as Excess Principal Collections and be deposited in the applicable principal accounts for such other Series with Principal Shortfalls; and

               (ii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsection 4.09(d)(i) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that
                                                        --------  -------
     the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(d)(ii) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on the related Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and after giving effect to Collections of Principal Receivables on such Transfer Date) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f).

               (e) On each Transfer Date, during the Accumulation Period or the Rapid Amortization Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period in the following priority:

               (i) an amount equal to the Class A Monthly Principal for such Transfer Date plus, to the extent of any applicable Principal Shortfall for
                   ----
     the related Distribution Date, Excess Principal Collections from other Series, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the A/B Distribution Account;

               (ii) after giving effect to the distribution referred to in clause (i) above, an amount equal to the Class B Monthly Principal plus, to
                                                                        ----
     the extent of any applicable Principal Shortfall for the related Distribution Date, Excess Principal Collections from other Series, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the A/B Distribution Account;

               (iii) after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the CIA Monthly Principal plus, to the extent of any applicable Principal Shortfall for the related
     ----
     Distribution Date, Excess Principal Collections from other Series, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the CIA Distribution Account;

               (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each other Series and (2) the Principal Shortfalls for all Series and (B) the Available Investor Principal Collections, shall remain in the Principal Account to be treated as Excess Principal Collections and applied to Series other than this Series 1996-7; and

               (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsection 4.09(e)(i) through (iv) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that the amount
                                              --------  -------
     to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on the related Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b) of the Agreement) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f) of the Agreement; provided, further, that in no event shall the amount
                       --------  -------
     payable to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(e)(v) be greater than the Transferor Interest on such Transfer Date.

               (f) On the earlier to occur of the first Transfer Date with respect to the Rapid Amortization Period or the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee shall withdraw from amounts on deposit in the Principal Funding Account and first deposit in the A/B
                                                        -----
Distribution Account an amount equal to the lesser of (i) the amount on deposit in the Principal Funding Account and (ii) the sum of the Class A Invested Amount and the Class B Invested Amount and second deposit in the CIA Distribution
                                    ------
Account an amount equal to the lesser of (i) the amount remaining on deposit in the Principal Funding Account and (ii) the CIA Invested Amount.

               (g)    [Reserved]

               (h) On the earlier to occur of the first Distribution Date with respect to the Rapid Amortization Period or the Class A Scheduled Payment Date and on each Distribution Date thereafter, the Trustee shall pay in accordance with Section 5.01 of the Agreement from the A/B Distribution Account the amount so deposited into the A/B Distribution Account pursuant to subsection 4.09(f) of the Agreement on the related Transfer Date in the following priority:

               (i) an amount equal to the lesser of such amount on deposit in the A/B Distribution Account and the Class A Invested Amount shall be paid to the Class A Certificateholders;

               (ii) on the Class B Principal Commencement Date and on each Distribution Date thereafter, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the A/B Distribution Account and the Class B Invested Amount shall be paid to the Class B Certificateholders; and

               (iii) on the CIA Principal Commencement Date and on each Distribution Date thereafter, after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the lesser of such amount on deposit in the CIA Distribu-tion Account and the CIA Invested Amount shall be paid to the CIA Certificateholders.

               (i) The Accumulation Period is scheduled to commence at the close of business on January 31, 1999, provided, however, that, if the
                                       --------  -------
Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Servicer, upon written notice to the Trustee, be delayed to the first Business Day of the month that is the number of months prior to the Class A Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer will determine the "Accumulation
                                                                 ------------
Period Length" which will equal the number of months such that the sum of the
-------------
Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that
                                                         --------  -------
the Accumulation Period Length will not be less than one month.

          Section 4.10  Payment of Certificate Interest.  On each Distribution
                        -------------------------------
Date, the Principal Paying Agent shall pay in accordance with Section 5.01 of the Agreement to the Class A Certificateholders from the A/B Distribution Account the amount deposited into the A/B Distribution Account pursuant to subsections 4.09(a)(i), 4.13(a), 4.14(a)(i)(x) and 4.14(b)(i) of the Agreement on the related Transfer Date or such Distribution Date, as applicable, to the Class B Certificateholders from the A/B Distribution Account the amount deposited into the A/B Distribution Account pursuant to subsections 4.09(b)(i), 4.13(c) and 4.14(a)(i)(y) of the Agreement on the related Transfer Date and the CIA Paying Agent shall pay to the CIA Certificateholders from the CIA Distribution Account the amount deposited into the CIA Distribution Account pursuant to subsection 4.13(f) of the Agreement on such Distribution Date.

          Section 4.11  [Reserved]

          Section 4.12  Investor Charge-Offs.
                        --------------------

               (a) On each Distribution Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Distribution Date, the Class A Investor Default Amount for such Distribution Date exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.09(a)(iii), subsection 4.13(a) and Section 4.14 of the Agreement with respect to the Monthly Period immediately preceding such Distribution Date, the CIA Invested Amount will be reduced by the amount of such excess, but not more than the lesser of the Class A Investor Default Amount and the CIA Invested Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the CIA Invested Amount to be a negative number, the CIA Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the CIA Invested Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). If the Class A
                           ---------------------------
Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Finance Charge Collections allocated and available for such purpose pursuant to subsection 4.13(b) of the Agreement.

               (b) On each Distribution Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Distribution Date, the Class B Investor Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections and Reallocated Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.13(d) and
Section 4.14 of the Agreement, the CIA Invested Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraph) will be reduced by the amount of such excess but not more than the lesser of the Class B Investor Default Amount and the CIA

Invested Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the CIA Invested Amount to be a negative number, the CIA Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the CIA Invested Amount would have been reduced below zero, but not more than the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). The Class B Invested
                           ---------------------------
Amount will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the CIA Invested Amount pursuant to Section 4.14 of the Agreement and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount pursuant to subsection 4.12(a) of the Agreement. The Class B Invested Amount will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the Class B Certificates) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.13(e) of the Agreement.

               (c) On each Distribution Date, the Servicer shall calculate the CIA Investor Default Amount. If on any Distribution Date, the CIA Investor Default Amount for such Distribution Date exceeds the sum of the amount of Excess Finance Charge Collections which are allocated and available to fund such amount pursuant to subsection 4.13(h) of the Agreement, the CIA Invested Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraphs) will be reduced by the amount of such excess but not more than the lesser of the CIA Investor Default Amount and the CIA Invested Amount for such Distribution Date (a "CIA Investor Charge-Off"). The CIA
                                      -----------------------
Invested Amount will also be reduced by the amount of Reallocated Principal Collections pursuant to Section 4.14 of the Agreement and the amount of any portion of the CIA Invested Amount allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Invested Amount, pursuant to subsection 4.12(a) of the Agreement, or the Class B Invested
Amount, pursuant to subsection 4.12(b) of the Agreement, respectively. The CIA Invested Amount will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the CIA Certificates) on any Distribution Date by the amount of Excess Finance Charge

     Collections allocated and available for that purpose as described under subsection 4.13(i) of the Agreement.

               Section 4.13  Excess Finance Charge Collections for the Series
                             ------------------------------------------------
     1996-7 Certificates.  On each Transfer Date, the Servicer will apply or
     -------------------
     cause the Trustee to apply Excess Finance Charge Collections with respect to the related Monthly Period, to make the following distributions in the following priority:

               (a) an amount equal to the Class A Required Amount, if any, with respect to the related Monthly Period will be used to fund the Class A Required Amount and be applied in accordance with subsection 4.09(a) of the Agreement;

               (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs, which have not been previously reimbursed (after giving effect to the allocation with respect to the related Distribution Date of certain other amounts applied for that purpose) will be distributed to the Holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not exceeding the Transferor Interest in Principal Receivables (determined as of such Transfer Date after giving effect to any Principal Receivables transferred to the Trust on such date) and on Transfer Dates with respect to the Amortization Period, will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

               (c) an amount equal to the amount of interest which has accrued with respect to the Class B Outstanding Principal Balance at the applicable Class B Certificate Rate but has not been deposited in the A/B Distribution Account for the benefit of the Class B Certificateholders either on such Transfer Date or on a prior Transfer Date and any other amounts due and owing on the related Distribution Date pursuant to subsection 4.09(b)(i) of the Agreement will be deposited into the A/B Distribution Account for payment to the Class B Certificateholders;

               (d) an amount equal to the aggregate Class B Investor Default Amount, if any, for the related Distribution Date will be distributed to the holder of the

     Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables (determined as of such Transfer Date after giving effect to any Principal Receivables transferred to the Trust on such date)), and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

               (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced below the initial Class B Invested Amount for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the Transferor on Transfer Dates with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

               (f) an amount equal to the CIA Monthly Interest for the related Distribution Date, plus the amount of any CIA Monthly Interest previously
                        ----
     due but not paid to the CIA Certificateholders on a prior Distribution Date, plus the amount of any CIA Default Interest for the related
           ----
     Distribution Date, will be deposited into the CIA Distribution Account for payment to the CIA Certificateholders;

               (g) an amount equal to the Unpaid Investor Monthly Servicing Fee will be paid to the Servicer;

               (h) an amount equal to the aggregate CIA Investor Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables (determined as of such Transfer Date after giving effect to any Principal Receivables transferred to the Trust on such date)), and on Transfer Dates with respect to the Amortization

     Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

               (i) an amount equal to the aggregate amount by which the CIA Invested Amount has been reduced below the CIA Initial Invested Amount for reasons other than the payment of principal to the CIA Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

               (j) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.17(f) of the Agreement, an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

               (k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (j) above shall be applied in accordance with the provisions of the Spread Account Agreement.

               Section 4.14  Reallocated Principal Collections for the Series
                             ------------------------------------------------
     1996-7 Certificates.
     -------------------

                    (a) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the CIA Invested Amount, equal to the product of (a)(i) during the Revolving Period, the CIA Floating Allocation Percentage or (ii) during an Amortization Period, the CIA Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (i) below are called "Reallocated CIA Principal Collections"):
                                       --------------------------------------

                    (i) an amount equal to the sum of (x) the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (y) the Class B Required Amount with respect to the related Monthly Period which amount shall be applied in priority first pursuant to subsections 4.09(a)(i) through (iii) of the Agreement and then pursuant to subsections 4.09(b)(i) and (ii) and 4.13(d) of the Agreement; and

                    (ii) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated CIA Principal Collections) will, on Distribution Dates with respect to the Revolving Period, be applied as Available Investor Principal Collections.

                    (b) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Class B Invested Amount, equal to the product of (a)(i) during the Revolving Period, the Class B Floating Allocation Percentage or (ii) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (i) below are called "Reallocated Class B Principal
                                       -----------------------------
     Collections"):
     -----------
                    (i) an amount equal to the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the sum of (x) the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (y) the amount of Reallocated CIA Principal Collections applied with respect thereto for the related Monthly Period shall be applied in priority pursuant to subsection 4.09(a)(i) through (iii) of the Agreement; and

                    (ii) any such collections not applied in the foregoing manner (and therefore not constituting

     Reallocated Class B Principal Collections) will, on Distribution Dates with respect to the Revolving Period, be applied as Available Investor Principal Collections.

          On each Distribution Date the CIA Invested Amount shall be reduced by the amount of Reallocated CIA Principal Collections and by the amount of Reallocated Class B Principal Collections for such Distribution Date. In the event that such reduction would cause the CIA Invested Amount to be a negative number, the CIA Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the CIA Invested Amount would have been reduced below zero. In the event that the reallocation of Principal Collections would cause the Class B Invested Amount to be a negative number on any Distribution Date, Principal Collections shall be reallocated on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount to be reduced to zero.

          Section 4.15   Determination of LIBOR.
                         ----------------------

               (a) On December 9, 1996 and each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period equal to the relevant Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period.

               (b) The Class A Certificate Rate, the Class B Certificate Rate and the CIA Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 1996-7
Certificateholder by telephoning the CIA Paying Agent in New York, New York at its corporate trust office at (212) 815-5737.

               (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period. The Trustee shall cause the Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Period to be provided to the Luxembourg Stock Exchange within one Business Day of the date on which the Trustee receives notification of the Class A Monthly Interest and the Class B Monthly Interest from the Servicer.

               (d) The Servicer will notify the Trustee and the Paying Agents of each determination of the Class A Certificate Rate, the Class B Certificate Rate, the amount of interest payable on the Class A Certificates and the Class B Certificates for such Interest Period and the beginning and ending dates of each Interest Period promptly after such determination is made. So long as the Class A Certificates and the Class B Certificates are represented by the Temporary Global Certificates, the Principal Paying Agent shall notify the Foreign Clearing Agencies, and so long as the Class A Certificates and the Class B Certificates are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, the Luxembourg Paying Agent will notify the Luxembourg Stock Exchange of such determination not later than two Business Days thereafter.

               (e) The Principal Paying Agent will cause the Class A Certificate Rate and the Class B Certificate Rate for each Interest Period, the amount of interest payable on the Class A Certificates and the Class B Certificates for such Interest Period in respect of each $10,000 and $100,000 denomination of Class A Certificates and Class B Certificates and the beginning and ending dates and Distribution Date for each Interest Period to be published in a daily newspaper of general circulation in London, England and, so long as the Class A Certificates and the Class B Certificates are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock

Exchange so require, the Luxembourg Paying Agent will cause such information to be published in a daily newspaper of general circulation in Luxembourg, or, if publication in London or Luxembourg is not practicable, in a daily newspaper of general circulation in another city in Western Europe, as soon as possible after the determination of the Class A Certificate Rate and the Class B Certificate Rate, but in no event later than the fourth Business Day following the applicable LIBOR Determination Date.

          Section 4.16   Principal Funding Account.
                         -------------------------

               (a) The Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly indicating
      -------------------------
that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If any time the institution holding the Principal Funding Account ceases to be a Qualified Institution the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.09(e) of the Agreement.

               (b) Funds on deposit in the Principal Funding Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

          On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, acting at the Servicer's written direction given on such Transfer Date, shall (x) transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds, Class B Available Funds and CIA Available Funds pursuant to subsections 4.09(a), 4.09(b) and 4.09(c), respectively, of the Agreement and (y) pay any excess Principal Funding Investment Proceeds to the Transferor. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsections 4.17(d), 4.17(e) and 4.17(f) of the Agreement. Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

          Section 4.17   Reserve Account.
                         ---------------

               (a) The Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds
      ---------------
deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and
(ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.13(j) of the Agreement.

               (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account for application as Collections of Finance Charge Receivables allocable to the Investor Certificates on such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

               (c) On each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Invested Amount and the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment
 -------------------
Shortfall with respect to each Transfer Date with respect to the Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period; provided, however, that such amount will be reduced to the extent that funds
--------  -------
otherwise would be available for deposit in the Reserve Account under subsection 4.13(j) of the Agreement with respect to such Transfer Date.

               (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Finance Charge Account for application in accordance with Section 4.09 of the Agreement.

               (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account, and deposit in the Finance Charge Account an amount equal to such Reserve Account Surplus for application in accordance with
Section 4.09 of the Agreement.

               (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Invested Amount is paid in full to the Series 1996-7 Certificateholders, (iii) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1996-7 and (iv) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Class A Scheduled Payment Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1996-7 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and deposit in the Finance Charge Account all amounts, if any, on deposit in the Reserve Account for application in accordance with Section
4.09 of the Agreement and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

          SECTION 7.   Article V of the Agreement.  Article V of the
                       --------------------------
Agreement shall read in its entirety as follows and shall be applicable only to the Series 1996-7 Certificates:

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

          Section 5.01   Distributions.
                         -------------

               (a) On each Distribution Date, the Principal Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each Class A Certificateholder (other than as provided in subsection 2.04(e) or in Section
12.03 of the Agreement respecting a final distribution) in accordance with sub section 5.01(e) such Certificateholder's pro rata share (based on the aggregate
                                         --- ----
Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the A/B Distribution Account as are payable to the Class A Certificateholders pursuant to subsection 4.09(h) and
Section 4.10 of the Agreement.

               (b) On each Distribution Date, the Principal Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each Class B Certificateholder (other than as provided in subsection 2.04(e) or in Section
12.03 of the Agreement respecting a final distribution) in accordance with subsection 5.01(e) such Certificateholder's pro rata share (based on the
                                            --- ----
aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the A/B Distribution Account as are payable to the Class B Certificateholders pursuant to subsection 4.09(h) and
 Section 4.10 of the Agreement.

               (c) On each Distribution Date, the CIA Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each CIA Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.04(e) or in Section 12.03 of the Agreement respecting a final distribution) such Certificateholder's pro rata share(based on the aggregate
                                       --- ----
Undivided Interests represented by CIA Certificates held by such Certificateholder) of amounts on deposit in the CIA Distribution Account as are payable to the CIA Certificateholders pursuant to subsection 4.09(h)(iii),
Section 4.10, subsection 4.13(f) and, to the extent specified in the Spread Account Agreement, subsection 4.13(k) of the Agreement by wire transfer, at the expense of such CIA Certificateholder, to an account or accounts designated by such CIA Certificateholder by written notice given to the CIA Paying Agent not less than five days prior to the related Distribution Date; provided, however,
                                                            --------  -------
that the final payment in retirement of the CIA Certificates will be made only upon presentation and surrender of the CIA Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.03 of the Agreement.

               (d) Any money paid by the Trust to any of the Paying Agents for payment of principal or interest which remains unclaimed for two years after such principal or interest shall have become due and payable will be repaid to the Trust, and thereafter any holder of a Certificate or a Coupon may look only to the Trust for payment thereof.

               (e) Except as provided in Section 12.03 of the Agreement with respect to a final distribution, distributions to Class A Certificateholders and Class B Certificateholders hereunder shall be made only upon presentation of the Class A Permanent Global Certificates, the Class B Permanent Global Certificates, the Class A Bearer Certificates, the Class B Bearer Certificates or their respective Coupons, as the case may be, at the offices of the Principal Paying Agent, the Luxembourg Paying Agent and any co-paying agents outside the United States as may be appointed from time to time. Payments of principal of and interest on the Class A Certificates and Class B Certificates will be made, at the option of the beneficial owner or holder, as the case may be, upon written notice to the Principal Paying Agent, of Class A Certificates, Class B Certificates or Coupons, by United States dollar check or United States dollar bank draft drawn on a bank account of the Principal Paying Agent in London, or by transfer in same day funds to a United States dollar account maintained by the payee with a bank outside the United States, subject in each case to all applicable laws and regulations. No commissions or expenses shall be charged to the beneficial owners or holders of Class A Certificates, Class B Certificates or Coupons in respect of such payments. To the extent necessary under the tax laws of the United States, or any official application or interpretation of the tax laws of the United States, for such payments to be treated as having been made outside the United States and its possessions, no such check or bank draft shall be mailed by any of the Paying Agents to any address in the United States or its possessions and no transfer of funds shall be made to an account maintained by the payee in the United States or its possessions.

          Section 5.02   Monthly Certificateholders' Statement.
                         --------------------------------------

               (a) On each Distribution Date, the Principal Paying Agent shall make available at its offices in London, England to each Class A Certificateholder and each Class B Certificateholder and the CIA Paying Agent shall forward to each CIA Certificateholder and each Rating Agency a statement substantially in the form of Exhibit E prepared by the Servicer and delivered to
                             ---------
the Trustee and each Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate):

               (i)    the total amount distributed;

               (ii) the amount of such distribution allocable to Certificate Interest;

               (iii) the amount of such distribution allocable to Certificate Principal;

               (iv) the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the CIA Certificates, respectively;

               (v) the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the CIA Certificates, respectively, and the amount of Principal Funding Investment Proceeds and investment earnings on amounts on deposit in the Reserve Account;

               (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the CIA Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Fixed/Floating Allocation Percentage with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

               (vii) the aggregate outstanding balance of Accounts which are 35, 65, 95, 125, 155 and 185 or more days Contractually Delinquent as of the end of the day on the Record Date;

               (viii) the aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the CIA Investor Default Amount for the related Monthly Period;

               (ix) the aggregate amount of Class A Investor Charge Offs, and the amount by which the Class B Invested Amount and the CIA Invested Amount have been reduced with respect to the related Monthly Period;

               (x) the aggregate amount of Class A Investor Charge Offs reimbursed and the amount by which reductions of the Class B Invested Amount and the CIA Invested Amount have been reimbursed on the Transfer Date immediately preceding such Distribution Date;

               (xi) the amount of the Class A Monthly Servicing Fee, the Class B Monthly Servicing Fee and the CIA Monthly Servicing Fee for the related Monthly Period;

               (xii) the amount of Reallocated CIA Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

               (xiii) the CIA Invested Amount as of the close of business on such Distribution Date;

               (xiv) the Class A Pool Factor and the Class B Pool Factor as of the end of the last day of the related Monthly Period;

               (xv)   the Portfolio Yield for the related Monthly Period;

               (xvi)  the Base Rate for the related Monthly Period;

               (xvii) the Principal Funding Account Balance on the related Transfer Date;

               (xviii)the Accumulation Shortfall;

               (xix) the Accumulation Period Commencement Date and the Accumulation Period Length; and

               (xx) the Principal Funding Investment Shortfall, the Required Reserve Account Amount, the Reserve Account Balance and the Reserve Draw Amount for such Monthly Period.

               (b) Annual Certificateholders' Tax Statement.  On or before
                   -----------------------------------------
January 31 of each calendar year, beginning with calendar year 1997, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a CIA Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1996-7 Certificateholders, as set forth in subclauses (i),
(ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a CIA Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the CIA Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 8.  Article VI of the Agreement.  Article VI of the Agreement
                      ---------------------------
(except for Sections 6.01 through 6.12 and Section 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1996-7 Certificates.

                                  ARTICLE VI

                               THE CERTIFICATES

          Section 6.15.  Global Certificates.
                         -------------------

          (a) Notwithstanding anything to the contrary in the Agreement or the Series 1996-7 Supplement, the Class A Certificates will initially be issued in the form of a single temporary global certificate (the "Class A Temporary
                                                        -----------------
Global Certificate") in bearer form, without interest coupons, in the
------------------
denomination of the entire aggregate principal amount of the Class A Certificates and substantially in the form set forth in Exhibit A-1. The Class
                                                        -----------
A Temporary Global Certificate will be executed by the Transferor and delivered to the Trustee and authenticated and delivered by the Trustee or its agent to the Common Depositary outside the United States for credit to the respective accounts of the Foreign Clearing Agencies and will be exchanged as described in
Section 6.16(a) for a single permanent global certificate (the "Class A
                                                                -------
Permanent Global Certificate") in bearer form substantially in the form of
----------------------------
Exhibit A-2.
-----------

          (b) Notwithstanding anything to the contrary in the Agreement or the Series 1996-7 Supplement, the Class B Certificates will initially be issued in the form of a single temporary global certificate (the "Class B Temporary Global
                                                        ------------------------
Certificate" and together with the Class A Temporary Global Certificate, the
-----------
"Temporary Global Certificates") in bearer form, without interest coupons, in
 -----------------------------
the denomination of the entire aggregate principal amount of the Class B Certificates and substantially in the form set forth in Exhibit B-1. The Class B
                                                        -----------
Temporary Global Certificate will be executed by the Transferor and delivered to the Trustee and authenticated and delivered by the Trustee or its agent to the Common Depositary outside the United States for credit to the respective accounts of the Foreign Clearing Agencies and will be exchanged as described in
Section 6.16(b) for a single permanent global certificate (the "Class B
                                                                -------
Permanent Global Certificate") in bearer form substantially in the form of
----------------------------
Exhibit B-2.
-----------

          (c) No interest will be paid in respect of any beneficial interest in the Temporary Global Certificates and no exchange of an interest in the Temporary Global Certificates for an interest in the applicable Permanent Global Certificate may occur until the person entitled to receive such interest in the applicable Permanent Global Certificate provides certification as to non-U.S. beneficial ownership as provided in Section 6.16.

          Section 6.16.  Exchange of Temporary Global Certificates for Permanent
                         -------------------------------------------------------
Global Certificates.
-------------------

          (a) Union Bank of Switzerland, London Branch, shall, upon its determination of the Temporary Global Certificate Exchange Date, so advise the Trustee, the Transferor, the Common Depositary and each Foreign Clearing Agency forthwith. On or after the Temporary Global Certificate Exchange Date, the Class A Temporary Global Certificate may be exchanged, in whole or in part (free of charge), for the Class A Permanent Global Certificate in the form set out in Exhibit A-2 upon presentation of the Class A Temporary Global Certificate by the
-----------
bearer thereof at the offices of the Principal Paying Agent in London, England (or at such other place outside the United States as the Principal Paying Agent may agree). The Class A Permanent Global Certificate will be executed by the Transferor and delivered to the Trustee or its agent, and the Trustee or its agent shall authenticate the Class A Permanent Global Certificate, promptly on or after the Temporary Global Certificate Exchange Date in connection with such exchange. The Class A Permanent Global Certificate shall be delivered by the Trustee or its agent promptly on or after the Temporary Global Certificate Exchange Date to the Common Depositary. The Class A Permanent Global Certificate shall be exchanged for only that portion of the Class A Temporary Global Certificate in respect of which there shall have been presented to the Principal Paying Agent by Euroclear or Cedel, as applicable, a certificate, substantially in the form set out in Exhibit G-1, to the effect that it has received from or in respect of a person
-----------
entitled to a particular principal amount of the Class A Certificates (as shown by its records) a certificate from such person in or substantially in the form of Exhibit G-2. The Class A Permanent Global Certificate to be delivered in
   -----------
exchange for any portion of the Class A Temporary Global Certificate shall be delivered to the Common Depositary outside the United States for credit to the respective accounts of the Foreign Clearing Agencies.

          On an exchange of the whole of the Class A Temporary Global Certificate, the Class A Temporary Global Certificate shall be surrendered to the Principal Paying Agent in London, England for cancellation and destruction. On an exchange of only part of the Class A Temporary Global Certificate, details of such exchange shall be entered by the Principal Paying Agent on behalf of the Trust on Schedule A of the Class A Temporary Global Certificate and Schedule A of the Class A Permanent Global Certificate, and further exchanges may be effected, without the issue of a new Class A Permanent Global Certificate, by the Principal Paying Agent endorsing Schedule A of the Class A Permanent Global Certificate previously issued to reflect an increase in the aggregate principal amount of the Class A Permanent Global Certificate which would otherwise have been issued on such exchange and endorsing Schedule A of the Class A Temporary Global Certificate previously issued to reflect a decrease in the aggregate principal amount of the Class A Temporary Global Certificate.

          (b) On or after the Temporary Global Certificate Exchange Date, the Class B Temporary Global Certificate may be exchanged, in whole or in part (free of charge), for the Class B Permanent Global Certificate in the form set out in Exhibit B-2 upon presentation of the Class B Temporary Global Certificate by the
-----------
bearer thereof at the offices of the Principal Paying Agent in London, England (or at such other place outside the United States as the Principal Paying Agent may agree), and the Trustee shall make the Class B Permanent Global Certificate available promptly on or after the Temporary Global Certificate

Exchange Date in connection with such exchange. The Class B Permanent Global Certificate shall be authenticated and delivered by the Trustee or its agent in exchange for only that portion of the Class B Temporary Global Certificate in respect of which there shall have been presented to the Principal Paying Agent by Euroclear or Cedel, as applicable, a certificate, substantially in the form set out in Exhibit G-1 that the Trustee has no reason to know is false, to the
           -----------
effect that it has received from or in respect of a person entitled to a particular principal amount of the Class B Certificates (as shown by its records) a certificate from such person in or substantially in the form of Exhibit G-2. The Class B Permanent Global Certificate to be delivered in
-----------
exchange for any portion of the Class B Temporary Global Certificate shall be delivered to the Common Depositary outside the United States for credit to the respective accounts of the Foreign Clearing Agencies.

          On an exchange of the whole of the Class B Temporary Global Certificate, the Class B Temporary Global Certificate shall be surrendered to the Principal Paying Agent in London, England for cancellation and destruction. On an exchange of only part of the Class B Temporary Global Certificate, details of such exchange shall be entered by the Principal Paying Agent on behalf of the Trust, and further exchanges may be effected, without the issue of a new Class B Permanent Global Certificate, by the Trust or its agent endorsing Schedule A of the Class B Permanent Global Certificate previously issued to reflect an increase in the aggregate principal amount of the Class B Permanent Global Certificate which would otherwise have been issued on such exchange.

          (c) The delivery to the Trustee by a Foreign Clearing Agency of any written statement referred to above may be relied upon by the Transferor and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such Foreign Clearing Agency pursuant to the terms of this Series Supplement.

          Section 6.17.  Exchange of Permanent Global Certificates for Bearer
                         ----------------------------------------------------
Certificates. If (i) either Euroclear or Cedel is closed for business for a
------------
continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or otherwise permanently ceases busi-
ness or announces an intention permanently to cease business or (ii) the Transferor so elects by notice to the Series 1996-7 Certificateholders, then the Transferor will, within 90 days of the occurrence of the relevant event in (i) or (ii) above, execute and deliver to the Trustee at its London office or its designated agent outside the United States, definitive Class A Bearer Certificates in the form of Exhibit A-3 (the "Class A Bearer Certificates") and
                            -----------       ---------------------------
Class B Bearer Certificates in the form of Exhibit B-3 (the "Class B Bearer
                                           -----------       --------------
Certificates" and together with the Class A Bearer Certificate, the "Bearer
------------                                                         ------
Certificates"). The Trustee or its designated agent shall provide at least 60
------------
days' prior written notice of any issuance of Bearer Certificates to Class A Certificateholders or Class B Certificateholders, as applicable. All Bearer Certificates so issued and delivered will have coupons attached substantially in the form of Exhibit F-1 and a special coupon substantially in the form of
            -----------
Exhibit F-2 (collectively, the "Coupons"). The Permanent Global Certificates may
-----------                     -------
be exchanged for an equal aggregate amount of the Bearer Certificates only on or after the Temporary Global Certificate Exchange Date. Notwithstanding the foregoing, no holder of an interest in a Temporary Global Certificate will have any right to receive a Bearer Certificate in exchange for such interest prior to the Temporary Global Certificate Exchange Date and prior to certification (in the manner provided in Section 6.16) that either such holder is not a United States person or is otherwise a permitted holder.

          The Permanent Global Certificates shall be exchanged, in whole, for security-printed Bearer Certificates in denominations of U.S. $100,000 and U.S. $10,000. Such exchange will be made upon presentation of the Permanent Global Certificates by the bearer thereof on any London Business Day at the principal office of the Principal Paying Agent in London, England for cancellation and destruction. On an exchange of the whole of a Permanent Global Certificate, such Permanent Global Certificate shall be surrendered to the Principal Paying Agent in London, England. The Bearer Certificates to be delivered in exchange for the Permanent Global Certificates shall be delivered only outside the United States.

          Any exchange as provided in this Section shall be made free of charge to the holders and the beneficial owners of the Permanent Global Certificates and to the beneficial owners of the Bearer Certificates issued in exchange, except that a person receiving a Bearer Certificate must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such Bearer Certificate in person at the offices of applicable Foreign Clearing Agency.

          Until the exchange of the Permanent Global Certificates as aforesaid, the bearer thereof shall in all respects be entitled to the same benefits as if it were the bearer of Bearer Certificates and the Coupons attached thereto.

          Section 6.18  Monthly Payment Coupons.  Following the occurrence of a
                        -----------------------
Pay Out Event and upon the surrender of a Class A Bearer Certificate or Class B Bearer Certificate, as applicable, and all unmatured Coupons appertaining thereto (or in the case of missing unmatured Coupons, cash in an amount due under such missing unmatured Coupons (based upon the Class A Certificate Rate or the Class B Certificate Rate, as applicable, for the first Interest Period ending after the occurrence of such Pay Out Event)) to the Trustee at its office outside the United States or any Paying Agent, the Holder of such Bearer Certificate shall receive coupons in the form of Exhibit F-3 (the "Monthly
                                                 -----------       -------
Payment Coupons") entitling such Holder to receive monthly payments of principal
---------------
and interest on each Distribution Date relating to the Rapid Amortization Period. Such Holder shall receive one Monthly Payment Coupon for each Distribution Date during the period from the date of such surrender to the February 2000 Distribution Date. Any amounts paid as cash in lieu of missing unmatured coupons will be paid upon surrender of the missing Coupons.

          SECTION 9.  Series 1996-7 Pay Out Events. If any one of the following
                      ----------------------------
events shall occur with respect to the Series 1996-7 Certificates:

               (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1996-7 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1996-7 Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1996-7, and continues to affect materially and adversely the interests of the Series 1996-7 Certificateholders for such 60-day period;

               (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.01 or 2.06 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1996-7 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1996-7, and (ii) as a result of which the interests of the Series 1996-7 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such 60-day period; provided, however,
                                                          --------  -------
that a Series 1996-7 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

               (c) the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Base Rate for such three consecutive Monthly Periods;

               (d) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.06(a) of the Agreement;

               (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1996-7 Certificateholders;

               (f) the Servicer determines that the Trust has or will become obligated to deduct or withhold amounts ("Withholding Tax") from payments to be
                                          ---------------
made to the Class A Certificateholders or the Class B Certificateholders on the next succeeding Distribution Date for or on account of any tax, assessment or other governmental charge by the United States or any political subdivision or taxing authority thereof or therein on any amounts due to the Class A Certificateholders or the Class B Certificateholders (other than any such tax that would not have been imposed but for any connection between such holder and the United States, the Trust or the Transferor, or the status of such holder for United States federal income tax purposes), as a result of any change in, or amendment to, the laws (or regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings (including a change in the law or in the official application or interpretation of the law of any jurisdiction), other than any such change which results in the recharacterization of the Class A Certificates or the Class B Certificates as not constituting indebtedness for United States federal income tax purposes, which change or amendment becomes effective on or after the Closing Date; provided that such obligation to deduct or withhold cannot be avoided by the use
--------
of reasonable measures available to the Trust that, in the good faith opinion of the Servicer, will not have either (x) a material adverse impact on the conduct of the business of the Transferor or (y) an adverse effect on or will result in a Rating Agency's reducing or withdrawing its rating of the Series 1996-7 Certificates on any other outstanding Series of Investor Certificates; and provided further, that if the effective date of the foregoing change or
-------- -------
amendment is a date that is 90 days or more from the date of the Servicer's determination, such Series 1996-7 Pay Out Event shall be deemed to occur on the first Distribution Date on or following the Servicer's determination; or

               (g) the Servicer determines that payments to the Class A Certificateholders or the Class B Certificateholders on the next succeeding Distribution Date made outside the United States by the Trustee, the Servicer or any Paying Agent in respect of any Class A Certificate, Class B Certificate or Coupon would, under any present or future law or regulation of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Trustee, the Servicer, any Paying Agent or any government authority of the nationality, residence or identity of a beneficial owner of such Class A Certificate, Class B Certificate or Coupon who is a United States Alien (other than such a requirement (x) which would not be applicable to a payment made by the Trustee, the Servicer or by any Paying Agent (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, (y) which can be satisfied by such custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided that, in any case referred to in clauses (x)(ii) or (y), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement or (z) which would not be applicable to a payment made by at least one other Paying Agent); then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1996-7 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1996-7 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1996-7 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d), (f) or (g) a Series 1996-7 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1996-7 Certificateholders immediately upon the occurrence of such event. The Servicer's determination that an event described in subsection (f) or (g) has occurred will be evidenced by delivery to the Trustee of (x) a certificate setting forth a statement of facts showing that such Pay Out Event has occurred or will occur and (y) an opinion of independent legal counsel to such effect based on such statement of facts. In any such case, the Pay Out Event in either subsection (f) or (g) shall be deemed to have occurred on the first Distribution Date following the Servicer's determination.

          SECTION 10.  Series 1996-7 Termination. The right of the Series 1996-7
                       -------------------------
Certificateholders to receive
payments from the Trust will terminate on the first Business Day following the Series 1996-7 Termination Date.

          SECTION 11.  Periodic Finance Charges and Other Fees. The Transferor
                       ---------------------------------------
hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

          SECTION 12.  Transfers of CIA Certificates; Legends.  (a)  No CIA
                       --------------------------------------
Certificate or any interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") except in accordance with this
                                --------
Section 12. Any Transfer of a CIA Certificate otherwise permitted by this
Section 12 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to such Holder's CIA Certificates and no Transfers of partial interests in a CIA Certificate shall be permitted. No CIA Certificate or any interest therein may be Transferred to any Person (each, an "Assignee"), unless the Assignee shall have executed and delivered the
    --------
certification referred to in subsection 12(e) below and each of the Transferor and the Servicer shall have granted its prior consent thereto. Such consent shall be granted (assuming that all other conditions specified in this Section 12 to such Transfer are satisfied) unless the Transferor determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided,
                                                                     --------
further, that any attempted Transfer that would cause the number of Targeted
-------
Holders to exceed ninety-nine shall be void; and provided, further, that there
                                                 --------  -------
shall not at any time be more than 10 CIA Certificateholders or such other number as may be consented to by the Transferor which consent may be withheld in its sole and absolute discretion.

               (b) Each initial purchaser of a CIA Certificate or any interest therein and any Assignee thereof shall certify to the Transferor, the Servicer, and the Trustee that it is either (A)(i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the CIA Certificates may constitute unrelated business taxable income or (iii) a person not described in (i) or (ii) whose ownership of the CIA Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a CIA Certificate will not result in any withholding obligation with respect to any payments with respect to the CIA Certificates by any person or (B) an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes. Each initial purchaser of a CIA Certificate also shall agree that (a) if it is a person described in clause (A)(i) or (A)(ii) above, it will furnish to the person from whom it is acquiring a CIA Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 (and will agree to furnish a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form) or
(b) if it is a person described in clause (A)(iii) above, it will furnish to the person from whom it is acquiring a CIA Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 (and will agree to furnish a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws), and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee.

               (c) Each initial purchaser of a CIA Certificate or any interest therein and any Assignee thereof shall further certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, trade or transfer any interest in a CIA Certificate or cause an interest in a CIA Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. In addition, each initial purchaser of a CIA Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a CIA Certificate that it is not and will not become a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes. If an initial purchaser of an interest in a CIA Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each initial purchaser of an interest in a CIA Certificate and Assignee acknowledges that the Opinion of Counsel to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described in this subsection 12(c).

               (d) Each CIA Certificate will bear a legend or legends substantially in the following form:

                    EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS
OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSE (IV) OR (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) (EACH SUCH PERSON DESCRIBED IN CLAUSES (I) THROUGH (V), A "PLAN PURCHASER");
PROVIDED, HOWEVER, THAT A PURCHASER SHALL NOT BE REQUIRED TO MAKE THE REPRESENTATIONS AND WARRANTIES SET FORTH IN

ANY OF CLAUSES (I) THROUGH (V) ABOVE IF THE TRUSTEE SHALL HAVE RECEIVED THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR TO THE TRANSFER TO SUCH ENTITY; AND PROVIDED, FURTHER, THAT NO SUCH CONSENT SHALL BE GRANTED IF THE TRANSFEROR DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION THAT SUCH TRANSFER WOULD CAUSE THE AGGREGATE PERCENTAGE OF THE CIA INVESTED AMOUNT TRANSFERRED TO PLAN PURCHASERS TO EQUAL OR EXCEED 25% OF THE CIA INVESTED AMOUNT AND ANY ATTEMPTED TRANSFER THAT WOULD CAUSE THE PERCENTAGE OF THE CIA INVESTED AMOUNT TRANSFERRED TO PLAN PURCHASERS TO EQUAL OR EXCEED 25% OF THE CIA INVESTED AMOUNT WILL BE VOID.

                    THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

                    THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
(1) TO THE TRANSFEROR, (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL

"ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1996-7 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 1996-7 SUPPLEMENT.

               (e) Upon surrender for registration of transfer of a CIA Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the CIA Certificateholder substantially in the form attached as Exhibit H, executed by the registered owner, in person or by such CIA Certificateholder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such CIA Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered CIA Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Such transfers of CIA Certificates shall be subject to the restrictions set forth in this Section 12, to such other restrictions as shall be set forth in the text of the CIA Certificates and to such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

               (f) No CIA Certificate or any interest therein may be Transferred (including in the initial offering) to (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of
                   -----
ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of
Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying
assets include plan assets by reason of a plan's investment in the entity or
(v) a person investing "plan assets" of any such plan (including for purposes of clause (iv) or (v), any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended) (each such Person described in clauses (i) through (v), a "Plan Purchaser"), unless
                                                     --------------
the Assignee shall have executed and delivered the certification referred to in
    ---------
subsection 12(e) above and each of the Transferor and the Servicer shall have granted its prior written consent thereto. No such consent shall be granted if the Transferor determines in its sole and absolute discretion that such
Transfer would cause the aggregate percentage of the CIA Invested Amount Transferred to Plan Purchasers to equal or exceed 25% of the CIA Invested Amount; provided, further, that any attempted Transfer that would cause the
        --------  -------
percentage of the CIA Invested Amount Transferred to Plan Purchasers to equal or exceed 25% of the CIA Invested Amount shall be void.

          SECTION 13.  Compliance with Withholding Requirements.
                       ----------------------------------------
Notwithstanding any other provision of the Agreement, the Trustee and any Paying Agent shall comply with all Federal withholding requirements with respect to payments to the CIA Certificateholders of interest, original issue discount, or other amounts that the Trustee, any Paying Agent, the Servicer or the Transferor reasonably believes are applicable under the Code. The consent of the CIA Certificateholders shall not be required for any such withholding. In the event the Trustee or the Paying Agent withholds any amount from payments made to any CIA Certificateholder pursuant to federal withholding requirements, the Trustee or the Paying Agent shall indicate to such CIA Certificateholder the amount withheld and all such amounts shall be deemed to have been paid to such CIA Certificateholders and the CIA Certificateholders shall have no claim therefor.

          SECTION 14.  Tax Characterization of the CIA Certificates.  It is the
                       --------------------------------------------
intention of the parties hereto that the CIA Certificates be treated for tax purposes as indebtedness. In the event that the CIA Certificates are not so treated, it is the intention of the parties that the CIA Certificates be treated as an interest in a partnership that owns the Receivables. In the event that the CIA Certificates are treated as an interest in a partnership, it is the intention of the parties that interest payable on the CIA Certificates be treated as guaranteed payments and, if for any reason it is not so treated, that the holders of beneficial interests in the CIA Certificates be specially allocated gross interest income equal to the interest accrued during each Interest Period on the CIA Certificates.

          SECTION 15.  Amendment and Ratification of Agreement.  As
                       ---------------------------------------
supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. Subsection 12.01(c) of the Agreement is hereby amended by substituting in the second sentence thereof in place of the words "and pay the proceeds to all Certificateholders of such Series . . ." the following: "and pay the proceeds to the Investor Certificateholders of such Series . . ."

          SECTION 16.  Counterparts.  This Series Supplement may be executed in
                       ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 17.  GOVERNING LAW.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED
                       -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 18.  Additional Representations and Warranties of the
                       ------------------------------------------------
Servicer.  First USA Bank, as initial Servicer, hereby makes, and any Successor
--------
Servicer by its appointment under the Agreement shall make the following representations and warranties:

               (a)  All Consents.  All authorizations, consents, orders or
                    ------------
approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Supplement by the Servicer and the performance of the transactions contemplated by this Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

               (b)  Rescission or Cancellation.  The Servicer shall not permit
                    --------------------------
any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

               (c)  Receivables Not To Be Evidenced by Promissory Notes.  Except
                    ---------------------------------------------------
in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by an instrument or chattel paper (as defined in the UCC as in effect in the State of Delaware).

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1996-7 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                        FIRST USA BANK,
                                          Transferor and Servicer


                                        By:  /s/ W. Todd Peterson
                                             -------------------------------
                                             Name:  W. Todd Peterson
                                             Title: Vice President



                                        THE BANK OF NEW YORK (DELAWARE),
                                          Trustee


                                        By:  /s/ Melissa J. Beneduce
                                             -------------------------------
                                             Name:  Melissa J. Beneduce
                                             Title: Asst. Vice President

                                                                     EXHIBIT A-1

                 FORM OF CLASS A TEMPORARY GLOBAL CERTIFICATE

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN).

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

          THIS CERTIFICATE IS A CLASS A TEMPORARY GLOBAL CERTIFICATE, WITHOUT COUPONS, EXCHANGEABLE FOR A CLASS A PERMANENT GLOBAL CERTIFICATE IN BEARER FORM WITHOUT INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE ARE SPECIFIED IN THE AGREEMENT (AS DEFINED HEREIN).

          NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

                     CLASS A TEMPORARY GLOBAL CERTIFICATE

                                 representing

                      FIRST USA CREDIT CARD MASTER TRUST

                               U.S. $483,060,000
               CLASS A FLOATING RATE ASSET BACKED CERTIFICATES,
                                 SERIES 1996-7

                        Class A Scheduled Payment Date:
                      The February 2000 Distribution Date

          Each U.S. $100,000 and U.S. $10,000 denomination evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA/(R)/

                                     A-1-1
and MasterCard(R) /*/ credit card accounts generated or to be generated by First USA Bank (the "Bank").

                 (Not an interest in or a recourse obligation
                  of First USA Bank or any affiliate thereof)

          This certifies that the bearer of this Class A Temporary Global Certificate is the owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as supplemented by the Series 1996-7 Supplement (the "Series 1996-7 Supplement"), dated as of December 11, 1996, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1996-7 Supplement), and all other assets and interests constituting the Trust and all proceeds of the foregoing. The Receivables consist of amounts charged by cardholders for goods and services and cash advances (such amounts, less the amount of Discount Receivables, the "Principal Receivables"), plus the related periodic finance charges (the "Periodic Finance Charges"), annual membership fees ("Annual Membership Fees"), and amounts charged to the Accounts in respect of cash advance finance charges, late fees, overlimit fees, return check fees and similar fees and charges (the "Other Charges"). Receivables in an amount equal to the product of the Yield Factor (initially 1.3%) and amounts charged by cardholders

__________________________

   /*/ VISA(R) and MasterCard(R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                                     A-1-2
for goods and services and cash advances (the "Discount Receivables") will be allocated to the Certificates and treated as Finance Charge Receivables (Discount Receivables, together with the Periodic Finance Charges, Annual Membership Fees and Other Charges, the "Finance Charge Receivables").

          Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711,
Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. In the case of any conflict between terms specified in this Class A Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class A Certificates") and the First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class B Certificates") with the intention that the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein, by acceptance of its Class A Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of United States federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust CIA Certificates, Series 1996-7 (the "CIA Certificates") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the

                                     A-1-3

Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

          Interest payable on any Distribution Date with respect to the portion of this Class A Temporary Global Certificate not exchanged for the Class A Permanent Global Certificate shall be held by the Principal Paying Agent for payment (without interest accrued thereon) with delivery of the Class A Permanent Global Certificate related thereto until such time as the person appearing in the records of the applicable Foreign Clearing Agency as the beneficial owner hereof or a portion hereof has delivered to such Foreign Clearing Agency a certification and such Foreign Clearing Agency has delivered to the Trustee a certification, in each case pursuant to Section 6.16 of the Series Supplement on or prior to such date of distribution; until so exchanged in full, this Temporary Global Certificate shall in all other respects be entitled to the same benefits as Class A Bearer Certificates under the Agreement.

          On any redemption, purchase, exchange or cancellation of any of the Class A Certificates represented by this Class A Temporary Global Certificate, details of such redemption, purchase, exchange or cancellation shall be entered by or on behalf of the Trust in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Trust. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Class A Tempo-

                                     A-1-4
rary Global Certificate and the Class A Certificates represented by this Class A Temporary Global Certificate shall be reduced by the principal amount so redeemed, purchased, exchanged or cancelled.

          This Temporary Global Certificate is exchangeable on and after the Temporary Global Certificate Exchange Date in whole or from time to time in part for the Class A Permanent Global Certificate without interest coupons attached upon request of Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System, or Cedel Bank, societe anonyme, to the Trustee only upon presentation of certifications, in the form required by Section 6.16 of the Series Supplement, to the effect that the beneficial owners of such Class A Bearer Certificates are not United States persons. Upon exchange of any portion of this Temporary Global Certificate for the Class A Permanent Global Certificate, the Trustee shall cause Schedule A of this Temporary Global Certificate to be endorsed to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Class A Permanent Global Certificate, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and noted.

          On an exchange of the whole of this Class A Temporary Global Certificate, this Class A Temporary Global Certificate shall be surrendered to the Trustee at its office in London, England for cancellation and shall be returned by the Trustee to the Transferor.

          Notwithstanding any of the foregoing, any Class A Permanent Global Certificate issued in exchange for a beneficial interest in the Temporary Global Certificate as provided herein shall be delivered only outside the United States.

          Any money paid by the Trust to any of the Paying Agents for payment of principal or interest which remains unclaimed for two years after such principal or interest shall have become due and payable will be repaid to the Trust, and thereafter any holder of a Certificate or a Coupon may look only to the Trust for payment thereof.

          THIS CLASS A TEMPORARY GLOBAL CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS

                                     A-1-5

OF THE STATE OF DELAWARE, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          As used herein, the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. "U.S. Person" shall have the meaning given to it by Regulation S under the Securities Act and "United States person" shall have the meaning given to it under the United States Internal Revenue Code.

                                     A-1-6

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 11th day of December, 1996.


                                        FIRST USA BANK


                                        By:____________________________
                                           Name:  W. Todd Peterson
                                           Title: Vice President

                                     A-1-7

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                        THE BANK OF NEW YORK,
                                           as Authenticating Agent

Date:  December 11, 1996
                                        By:____________________________
                                           Name:
                                           Title:

                                     A-1-8

                                   Schedule A


                             SCHEDULE OF EXCHANGES
                    FOR CLASS A CERTIFICATES REPRESENTED BY
                  THE CLASS A PERMANENT GLOBAL CERTIFICATE OR
                  REDEMPTIONS OR PURCHASES AND CANCELLATIONS


The following exchanges of a part of this Class A Temporary Global Certificate for the Class A Permanent Global Certificate, in whole or in part, or redemptions, purchases or cancellations of this Class A Temporary Global Certificate have been made:

                         Part of principal
                         amount of this Class
                         A Temporary Global
                         Certificate exchanged   Remaining principal
                         for Class A Certifi-    amount of this Class
                         cates represented by    A Temporary Global
Date of exchange or      the Class A Permanent   Certificate following   Amount of interest
redemption or            Global Certificate or   such exchange, or re    paid with delivery of
purchase or cancella-    redeemed or pur-        demption or purchase    the Class A Permanent    Notation made by or
tion                     chased or cancelled     or cancellation         Global Certificate       on behalf of the Trust
-------------------------------------------------------------------------------------------------------------------------
---------------------    ---------------------   ---------------------   ---------------------    -----------------------

---------------------    ---------------------   ---------------------   ---------------------    -----------------------

---------------------    ---------------------   ---------------------   ---------------------    -----------------------

---------------------    ---------------------   ---------------------   ---------------------    -----------------------

                                     A-1-9

                                    TRUSTEE
                                    -------

                        The Bank of New York (Delaware)
                               White Clay Center
                                   Route 273
                            Newark, Delaware  19801


                             PRINCIPAL PAYING AGENT
                             ----------------------

                    Union Bank of Switzerland, London Branch
                              100 Liverpool Street
                                London, England
                                    EC2M 2RH


                               OTHER PAYING AGENT
                               ------------------

                              Banque de Luxembourg
                               14 Boulevard Royal
                                2449 Luxembourg
                           Grand-Duche de Luxembourg

                                    A-1-10

                                                                     EXHIBIT A-2
                  FORM OF CLASS A PERMANENT GLOBAL CERTIFICATE

               THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN).

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

          THIS CERTIFICATE IS A CLASS A PERMANENT GLOBAL CERTIFICATE, WITHOUT COUPONS, EXCHANGEABLE FOR CLASS A BEARER CERTIFICATES WITH INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE ARE SPECIFIED IN THE AGREEMENT (AS DEFINED HEREIN).

          NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

                     CLASS A PERMANENT GLOBAL CERTIFICATE

                                 representing

                      FIRST USA CREDIT CARD MASTER TRUST

                               U.S. $483,060,000
               CLASS A FLOATING RATE ASSET BACKED CERTIFICATES,
                                 SERIES 1996-7

                        Class A Scheduled Payment Date:
                      The February 2000 Distribution Date

          Each U.S. $100,000 and U.S. $10,000 denomination evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA/(R)/

                                     A-2-1
and MasterCard(R)* credit card accounts generated or to be generated by First USA Bank (the "Bank").

          (Not an interest in or a recourse obligation of First USA Bank or any affiliate thereof)

               This certifies that the bearer of this Class A Permanent Global Certificate is the owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as supplemented by the Series 1996-7 Supplement (the "Series 1996-7 Supplement"), dated as of December 11, 1996, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1996-7 Supplement), and all other assets and interests constituting the Trust and all proceeds of the foregoing. The Receivables consist of amounts charged by cardholders for goods and services and cash advances (such amounts, less the amount of Discount Receivables, the "Principal Receivables"), plus the related periodic finance charges (the "Periodic Finance Charges"), annual membership fees ("Annual Membership Fees") and amounts charged to the Accounts in respect of cash advance finance charged to the Accounts in respect of cash advance finance charges, late fees, overlimit fees, return check fees and similar fees and charges (the "Other Charges"). Receivables in an amount equal to the product of the Yield Factor (initially 1.3%) and amounts charged by cardholders

_____________________

     /*/ VISA(R) and MasterCard(R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                                     A-2-2
for goods and services and cash advances (the "Discount Receivables") will be allocated to the Certificates and treated as Finance Charge Receivables (Discount Receivables, together with the Periodic Finance Charges, Annual Membership Fees and Other Charges, the "Finance Charge Receivables").

          Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711,
Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. In the case of any conflict between terms specified in this Class A Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class A Certificates") and the First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class B Certificates") with the intention that the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein, by acceptance of its Class A Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of United States federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust CIA Certificates, Series 1996-7 (the "CIA Certificates") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the

                                     A-2-3

Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

          This Class A Permanent Global Certificate is to be held by a common depositary for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Cedel, societe anonyme ("Cedel") on behalf of account holders which have the Class A Certificates represented by this Class A Permanent Global Certificate credited to their respective securities accounts with Euroclear or Cedel from time to time.

          For value received, the Trust, subject to and in accordance with the Pooling and Servicing Agreement, promises to pay to the bearer hereof on each Distribution Date and the Class A Scheduled Payment Date, or on such earlier date as the Class A Certificates may become due and repayable in accordance with the Pooling and Servicing Agreement, the amount payable under the Pooling and Servicing Agreement on any repurchase of the Class A Certificates then represented by this Class A Permanent Global Certificate and to pay interest (if any) on the principal amount of the Class A Certificates from time to time represented by this Class A Permanent Global Certificate calculated and payable as provided in the Pooling and Servicing Agreement, upon presentation and, at maturity, surrender of this Class A Permanent Global Certificate at the principal office of the Principal Paying Agent in London, England, or at the offices of any of the other paying agents located outside the United States (except as pro-

                                     A-2-4
vided in the Pooling and Servicing Agreement) from time to time appointed by the Trustee in respect of the Class A Certificates. Interest on this Class A Permanent Global Certificate is payable only outside the United States (except as provided in the Pooling and Servicing Agreement). Any monies paid by the Trustee to the Principal Paying Agent for the payment of principal or interest on any Class A Certificates and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or otherwise) shall then be repaid to the Trust and upon such repayment all liability of the Principal Paying Agent with respect thereto shall thereupon cease, without, however, limiting in any way any obligation the Trust may have to pay the principal of or interest on such Class A Certificates as the same shall become due. On any payment of interest or principal being made details of such payment shall be entered by or on behalf of the Trust in Schedule A hereto and the relevant space in Schedule B hereto recording any such payment shall be signed by or on behalf of the Trust.

          On any redemption, purchase, exchange or cancellation of any of the Class A Certificates represented by this Class A Permanent Global Certificate, details of such redemption, purchase, exchange or cancellation shall be entered by or on behalf of the Trust in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Trust. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Class A Permanent Global Certificate and the Class A Certificates represented by this Class A Permanent Global Certificate shall be reduced by the principal amount so redeemed, purchased, exchanged or cancelled.

          The Class A Certificates represented by this Class A Permanent Global Certificate were originally represented by the Class A Temporary Global Certificate. Unless the Class A Temporary Global Certificate was exchanged in whole on the issue hereof, interests in such Temporary Global Certificate may be further exchanged, on the terms and conditions set out therein, for interests in this Class A Permanent Global Certificate. If any such exchange occurs following the issue hereof, the Trustee or its agent shall endorse Schedule B hereto to reflect the increase in the aggregate principal amount of this Class A

                                     A-2-5

Permanent Global Certificate due to each such exchange, whereupon the principal amount hereof shall be increased for all purposes by the amount so exchanged and endorsed.

          This Class A Permanent Global Certificate may be exchanged, free of charge, in whole, for security-printed Class A Bearer Certificates in denominations of U.S. $100,000 and U.S. $10,000 each. Subject to the terms of the Pooling and Servicing Agreement, after the Temporary Global Certificate Exchange Date, such exchange will be made upon presentation of this Class A Permanent Global Certificate by the bearer hereof on any day (other than a Saturday or a Sunday) on which banks are open for business in London at the principal office of the Principal Paying Agent in London, England. The aggregate principal amount of Class A Bearer Certificates issued upon an exchange of this Class A Permanent Global Certificate will be equal to the aggregate principal amount of this Class A Permanent Global Certificate as shown in Schedule B hereto. On an exchange of the whole of this Class A Permanent Global Certificate, this Class A Permanent Global Certificate shall be surrendered to the Principal Paying Agent. The security-printed Class A Bearer Certificates to be delivered in exchange for this Class A Permanent Global Certificate shall be delivered only outside the United States.

          Until the exchange of this Class A Permanent Global Certificate as aforesaid, the bearer hereof shall in all respects be entitled to the same benefits as if it were the bearer of Class A Bearer Certificates and the Coupons in the form set out in the Pooling and Servicing Agreement.

          Notwithstanding any of the foregoing, any Class A Bearer Certificate issued in exchange for a beneficial interest in the Permanent Global Certificate as provided herein shall be delivered only outside the United States.

          Any money paid by the Trust to any of the Paying Agents for payment of principal or interest which remains unclaimed for two years after such principal or interest shall have become due and payable will be repaid to the Trust, and thereafter any holder of a Certificate or a Coupon may look only to the Trust for payment thereof.

          THIS CLASS A PERMANENT GLOBAL CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS
                                     A-2-6

OF THE STATE OF DELAWARE, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          As used herein, the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. "U.S. Person" shall have the meaning given to it by Regulation S under the Securities Act and "United States person" shall have the meaning given to it under the United States Internal Revenue Code.

                                     A-2-7

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 11th day of December, 1996.


                                             FIRST USA BANK


                                             By:____________________________
                                                Name:  W. Todd Peterson
                                                Title: Vice President

                                     A-2-8

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                         THE BANK OF NEW YORK,
                                            as Authenticating Agent

Date:  December 11, 1996
                                         By:__________________________
                                            Name:
                                            Title:

                                     A-2-9

SCHEDULE A
----------

                                    PART I
                                    ------


                              Total Amount                        Confirmation of
Interest         Date of      of Interest     Amount of           payment by or on
Payment Date     Payment      Payable         Interest Amount     behalf of the Trust
---------------------------------------------------------------------------------------

FIRST            ________     ____________    _______________     _____________________

SECOND           ________     ____________    _______________     _____________________

[continue numbering until the appropriate number of interest payment dates for the particular Series of Certificates is reached]

                                     A-2-10

                                    PART II
                                    -------


                              PRINCIPAL PAYMENTS
                              ------------------

                                                                      Confirmation of payment by or
Date Payment of     Total Amount payable      Total Amount Paid       on behalf of the Trust
----------------------------------------------------------------------------------------------------
_______________     ____________________      _________________       _____________________________

_______________     ____________________      _________________       _____________________________


[continue numbering until the appropriate number of installment payment dates for the Particular Series of Certificates is reached]

                                  Schedule B

                SCHEDULE OF EXCHANGES OF THE CLASS A TEMPORARY
                ----------------------------------------------
                              GLOBAL CERTIFICATE
                              ------------------
                 OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS
                 ---------------------------------------------


The following increases of this Class A Permanent Global Certificate, or redemptions or purchases or cancellations of this Class A Permanent Global Certificate have been made:



                          Increase in principal
                          amount of this Class A
                          Permanent Global
                          Certificate due to               Remaining principal amount
                          exchanges of the Class A         of this Class A Permanent
                          Temporary Global                 Global Certificate
Date of exchange, or      Certificate for this Class       following such exchange,       Notation made by
redemption or purchase    A Permanent Global               or redemption or purchase      or on behalf of
or cancellation           Certificate                      or cancellation                the Trust
______________________    __________________________       __________________________     ________________

______________________    __________________________       __________________________     ________________

______________________    __________________________       __________________________     ________________

______________________    __________________________       __________________________     ________________

                                    TRUSTEE
                                    -------

                        The Bank of New York (Delaware)
                               White Clay Center
                                   Route 273
                            Newark, Delaware  19801


                            PRINCIPAL PAYING AGENT
                            ----------------------

                   Union Bank of Switzerland, London Branch
                             100 Liverpool Street
                                London, England
                                   EC2M 2RH


                              OTHER PAYING AGENT
                              ------------------

                             Banque de Luxembourg
                              14 Boulevard Royal
                                2449 Luxembourg
                           Grand-Duche de Luxembourg

                                                                     EXHIBIT A-3
                   FORM OF CLASS A BEARER CERTIFICATE BEARER

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 , AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDI RECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN) EXCEPT IN COMPLIANCE WITH THE REGIS TRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGA TION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.


No. R-__                                                             $__________

FIRST USA CREDIT CARD MASTER TRUST CLASS A FLOATING RATE ASSET BACKED
                          CERTIFICATE, SERIES 1996-7

                        Class A Scheduled Payment Date:
                      The February 2000 Distribution Date

          Each U.S. $100,000 and U.S. $10,000 denomination evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA(R) and MasterCard (R)* credit card accounts generated or to be generated by First USA Bank (the "Bank").

             (Not an interest in or a recourse obligation of First USA Bank or any affiliate thereof)

          This certifies that the bearer of this Class A Bearer Certificate (the "Class A Certificateholder") is the owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of Sep-



________________________
* VISA (R)* and MasterCard (R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                                     A-3-1
tember 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as amended by Assignment No. 23 of Receivables in Additional Accounts dated as of December 11, 1996 among the Bank, as Transferor and Servicer, the Trustee and The Bank of New York (Delaware), as trustee of the First USA Credit Card Master Trust II, and as supplemented by the Series 1996-7 Supplement (the "Series 1996-7 Supplement"), dated as of December 11, 1996, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1996-7 Supplement), and all other assets and interests constituting the Trust and all proceeds of the foregoing. The Receivables consist of amounts charged by cardholders for goods and services and cash advances (such amounts, less the amount of Discount Receivables, the "Principal Receivables"), plus the related periodic finance charges (the "Periodic Finance Charges"), annual membership fees ("Annual Membership Fees"), and amounts charged to the Accounts in respect of cash advance finance charges, late fees, overlimit fees, return check fees and similar fees and charges (the "Other Charges"). Receivables in an amount equal to the product of the Yield Factor (initially 1.3%) and amounts charged by cardholders for goods and services and cash advances (the "Discount Receivables") will be allocated to the Certificates and treated as Finance Charge Receivables (Discount Receivables, together with the Periodic Finance Charges, Annual Membership Fees and Other Charges, the "Finance Charge Receivables").

          Although a summary of certain provisions of the Agreement is set forth on the reverse of this Certificate, this Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware),

                                     A-3-2

White Clay Center, Route 273, Newark, Delaware, 19711, Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. In the case of any conflict between terms specified in this Class A Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class A Certificates") and the First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class B Certificates") with the intention that the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein, by acceptance of its Class A Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of United States federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          Final payment of this Class A Bearer Certificate will be made only upon presentation and surrender of this Class A Bearer Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Investor Certificateholder in accordance with the Agreement (which presentation and surrender and final payment shall only be made outside the United States, except as otherwise provided in the immediately preceding paragraph).

                                     A-3-3

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 11th day of December, 1996.


                          FIRST USA BANK


                          By:____________________________
                             Name:  W. Todd Peterson
                             Title: Vice President

                                     A-3-4

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                               THE BANK OF NEW YORK,
                                  as Authenticating Agent

Date: December 11, 1996
                               By:__________________________
                                  Name:
                                  Title:


                                     A-3-5

                        [REVERSE SIDE OF CERTIFICATES]

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust CIA Certificates, Series 1996-7 (the "CIA Certificates") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Cer tificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

          The Class A Bearer Certificates are issued in bearer form with interest coupons attached. The Class A Bearer Certificates are bearer instruments, title to which (including title to any and all Coupons appertaining thereto) passes by delivery. The bearer of a Class A Bearer Certificate and the bearer of any Coupon may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes as the absolute owner of such Certificate or Coupon, as the case may be, whether or not such Certificate or Coupon shall be overdue, and regardless of any notice of ownership, theft, loss or other interest therein or of any writing thereon.

          The Class A Bearer Certificates are issuable only in denominations of U.S. $100,000 and U.S. $10,000. Distributions of principal of and interest on the Class A Bearer Certificates will be payable in United States dollars only upon presentation of such Class A Bearer Certificates or Coupons, as the case may be, at the offices of the Principal Paying Agent in London, England and any co-paying agents outside the United States as may be

                                     A-3-6
appointed from time to time. At the option of the Holder and subject to applicable laws and regulations, such payments will be made by a United States dollar check or United States dollar bank draft drawn on a bank account of the Principal Paying Agent in London, England or by transfer in same day funds to a United States dollar account maintained by the Holder with a bank outside the United States, subject in each case to all applicable laws and regulations. If such payment at the offices of the Principal Paying Agent in London, England and all co-paying agents outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States dollars, payments with respect to the Class A Bearer Certificates and Coupons will be made at the office of the CIA Paying Agent in New York City. Except as provided in the preceding sentence, no demand for payment or payment on the Class A Bearer Certificate or Coupons may be made at any office of the CIA Paying Agent, or of any co-paying agent maintained by the Trustee, in the United States, nor will any payment be made by transfer to an account in, or by mail to an address in, the United States.

          The Bank has initially appointed the paying agents and transfer agents listed at the back hereof. Until the Class A Certificates are paid in full, the Bank will maintain a paying agent and a transfer agent having offices in Western Europe (which, so long as the Certificates are listed on the Luxembourg Stock Exchange and the rules thereof so require, will be in Luxembourg in addition to any other such offices). Notice of any termination or appointment or of any change in the office through which the Trustee, any paying agent, or any transfer agent will act will be promptly given once in the manner described in
Section 13.05 of the Agreement.

          The Class A Initial Invested Amount is $483,060,000. The Class A Invested Amount for any monthly Distribution Date will be an amount equal to $483,060,000 minus the aggregate amount of principal payments made to
             -----
the Class A Certificateholders prior to such Distribution Date and minus the
                                                                   -----
excess, if any, of the aggregate amount of Class A Investor Charge-Offs over the Class A Investor Charge-Offs reimbursed prior to such date.

          The Class A Certificates will bear interest at the rate of 5.68875% per annum on the Class A Initial Invested Amount from December 11, 1996 through January 9, 1997, and for each Interest Period thereafter, the Class A Certificates will bear interest at a per annum rate of 0.095% in excess of LIBOR as determined by the Trustee on

                                     A-3-7
the related LIBOR Determination Date (each such rate as in effect from time to time, the "Class A Certificate Rate"). Interest will be distributed to the extent of available funds on January 10, 1997, and on the tenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day until the earlier of the day on which the Class A Invested Amount is paid in full and the Series Termination Date (each such date a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the Class A Certificate Rate and
(c) the Class A Outstanding Principal Balance on the last day of the Monthly Period immediately preceding such Distribution Date. Interest for a Distribution Date will accrue from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing
Date), to, and including, the day immediately preceding the current
Distribution Date. Interest payments will be made from Collections of Finance Charge Receivables and certain other amounts allocated to the Class A Certificates comprising Class A Available Funds and, in certain circumstances, from Reallocated Principal Collections on January 10, 1997 and on each Distribution Date thereafter until the Series 1996-7 Termination Date. Interest will be payable monthly on each Distribution Date to the Class A Certificateholders of record as of the related Record Date. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          If on any Distribution Date the Class A Available Funds are insufficient to cover the Class A Monthly Interest and any overdue Class A Monthly Interest due on such Distribution Date, Class A Default Interest, if any, for such Distribution Date, any overdue Class A Default Interest, the Class A Investor Default Amount for such Distribution Date and, if the Bank is no longer the Servicer, the Class A Monthly Servicing Fee for such Distribution Date (such deficiency the "Class A Required Amount"), Excess Finance Charge Collections will be applied to fund the Class A Required Amount. If Excess Finance Charge Collections are insufficient to fund the Class A Required Amount, if any, an amount equal to the lesser of (x) the CIA Invested Amount and (y) the product of (a)(i) during the Revolving Period, the CIA Floating Allocation Percentage or (ii) during an Amortization Period, the CIA Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period (such amount as so applied, "Reallocated CIA Principal Collections") will be applied to the extent of any remaining Class A Required Amount.

                                     A-3-8

          If the Class A Required Amount for any Monthly Period exceeds both the amount of available Excess Finance Charge Collections and the amount of available Reallocated CIA Principal Collections for such Monthly Period, then an amount equal to the lesser of (x) the Class B Invested Amount and (y) the product of (a)(i) during the Revolving Period, the Class B Floating Allocation Percentage or (ii) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period (such amount as so applied, "Reallocated Class B Principal Collections") will be applied to the extent of any remaining Class A Required Amount.

          On each Distribution Date the CIA Invested Amount will be reduced by the amount of Reallocated CIA Principal Collections and by the amount of Reallocated Class B Principal Collections for such Distribution Date. In the event that such reduction would cause the CIA Invested Amount to be a negative number, the CIA Invested Amount will be reduced to zero and the Class B Invested Amount will be reduced by the amount by which the CIA Invested Amount would have been reduced below zero. In the event that the reallocation of Collections of Principal Receivables would cause the Class B Invested Amount to be a negative number on any Distribution Date, Collections of Principal Receivables will be reallocated on such Distribution Date in an aggregate amount equal to the amount which would cause the Class B Invested Amount to be reduced to zero.

          The Bank, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to, with respect to each Series, one-twelfth of the product of the applicable Servicing Fee Percentage and the Invested Amount for such Series with respect to the related Monthly Period. The share of the Servicing Fee for each Monthly Period allocable to the Class A Certificates shall be equal to one-twelfth of the product of the Series Servicing Fee Percentage and the Class A Adjusted Invested Amount on the last day of the preceding Monthly Period (the "Class A Monthly Servicing Fee").

          As described in the Agreement, Collections of Principal Receivables with respect to any Monthly Period will be allocated on the related Determination Date on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Receivables. Such allocation will be performed both during the Revolving Period and any Amortization Period. Throughout the existence of the Trust, the Servicer will allocate to the Transferor, as holder of the Exchangeable

                                     A-3-9

Transferor Certificate, an amount equal to the Transferor Percentage of the aggregate amount of Collections of Finance Charge Receivables and Principal Receivables for each Monthly Period. During the Revolving Period relating to the Investor Certificates, the Class B Floating Allocation Percentage of
Collections of Principal Receivables and the CIA Floating Allocation Percentage of Collections of Principal Receivables will be applied first as Reallocated Principal Collections, to the extent required, and any remaining amounts together with the Class A Floating Allocation Percentage of Principal Receivables will be distributed first to the certificateholders of other Series to the extent of the amount of Principal Shortfalls, if any, and then to the Transferor in an amount not to exceed the amount of the Transferor Interest.

          Unless a Pay Out Event has occurred, the Accumulation Period will begin at the close of business on the last day of the Revolving Period and will end on the earlier of (i) the commencement of the Rapid Amortization Period,
(ii) payment of the Invested Amount in full and (iii) the Series Termination Date. On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account and beginning with the Transfer Date related to the Class B Principal Commencement Date, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) and (c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount, amounts in the Principal Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commence-

                                    A-3-10
ment of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount and the Class B Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class
A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (c) the CIA Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount and the Class B Invested Amount, amounts in the Principal Funding Account will be paid to the CIA Certificateholders on the CIA Scheduled Payment Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or CIA Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

          Upon written notice to the Trustee, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions as set forth in the Agreement. The Servicer may make such election only if the Accumulation Period Length is less than twelve months. On each Determination Date until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length," which is the number of months expected to be required to fully fund the Principal Funding Account no later than the Class A Scheduled Payment Date, based on (a) the expected monthly Collections of Principal Receivables expected to be distributable to the Certificateholders of all Series (excluding certain other Series, as set forth in the Agreement), assuming a principal payment rate no greater than the lowest monthly principal payment rate on the Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to certificateholders of Series (which may exclude certain other Series) which are not expected to be in their revolving periods during the Accumulation Period. If the Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Accumulation Period such that the number of months included in the Accumulation Period will be equal to or exceed the Accumulation Period Length. The length of the Accumulation Period shall not be less than one month.

          Unless the Rapid Amortization Period has begun, funds on deposit in the Principal Funding Account will be distributed to the Class A
Certificateholders on the

                                    A-3-11

February 2000 Distribution Date (the "Class A Scheduled Payment Date"). If the aggregate principal amount of deposits made to the Principal Funding Account are insufficient to pay in full the Class A Invested Amount on the Class A Scheduled Payment Date the Rapid Amortization Period will commence and on each Distribution Date thereafter until the Class A Invested Amount is paid in full, the Class A Certificateholders will receive distributions of Class A Monthly Principal and Class A Monthly Interest.

          If, for any Monthly Period, the Available Investor Principal Collections for such Monthly Period exceed the applicable Controlled Deposit Amount, any such excess will be treated as Excess Principal Collections and allocated to the holders of other Series issued and outstanding or, subject to certain limitations described in the Agreement, paid to the holder of the Exchangeable Transferor Certificate. If, for any Monthly Period, the Available Investor Principal Collections for such Monthly Period and Excess Principal Collections allocable to Series 1996-7 are less than the applicable Controlled Deposit Amount, the amount of such deficiency will be the applicable "Accumulation Shortfall" for the succeeding Monthly Period.

          If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be distributed to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

          During the period beginning on the earlier of the day on which a Pay Out Event occurs and the Class A Scheduled Payment Date if the Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount have been paid in full and (ii) the Series Termination Date (the "Rapid Amortization Period"), collections of Principal Receivables allocated to the Invested Amount will no longer be paid to the holder of the Exchangeable Transferor Certificate or to the holders of the certificates of any other
Series or, if the Accumulation Period has commenced, deposited in the Principal Funding Account, but instead will be distributed to the Class A Certificateholders and, following payment in full of the Class A Invested Amount, to the Class B Certificateholders, and, following payment in full of the Class B Invested Amount, to the CIA Certificateholders, monthly on each Distribution Date beginning

                                    A-3-12
with the Distribution Date in the month following the commencement of the Rapid Amortization Period.

          Principal payments on the Class B Certificates will be, during the Accumulation Period, funded by deposits to the Principal Funding Account or, during the Rapid Amortization Period, made monthly, and will commence on the date (the "Class B Principal Commencement Date") which is (a) with respect to the Accumulation Period, the first Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount has been paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount has been paid in full. Amounts deposited in the Principal Funding Account for the benefit of the Class B Certificates will be paid to the Class B Certificateholders on the February 2000 Distribution Date and on each Distribution Date during the Rapid Amortization Period beginning with the Class B Principal Commencement Date and thereafter until the payment in full of the Class B Invested Amount or the termination of the Trust, the Percentage Allocation of all collections of Principal Receivables and certain other amounts for the preceding Monthly Period remaining after payment of the Class A Certificates in full will be distributed to the Class B Certificateholders.

          Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than October 10, 2002 (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the sum of the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount at the close of business on such date (but not more than the total amount of Receivables

                                    A-3-13
allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata then to the Class B Certificateholders pro rata and then to the CIA Certificateholders pro rata in final payment of the Investor Certificates.

          The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall
                                         --------
deliver an opinion of counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series.

          The Agreement and the Series 1996-7 Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66 2/3% of the investor interests of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or the Series 1996-7 Supplement or of modifying in any manner the rights of certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each Class A Certificateholder.

          On each Distribution Date, the Trustee shall pay to the Principal Paying Agent in London, England for payment to the Class A Certificateholders and the Class B Certificateholders the amount deposited on the related Transfer Date into the A/B Distribution Account in respect of Class A Monthly Interest and Class B Monthly Interest, respectively. On each Transfer Date, the Trustee shall pay to the CIA Certificateholders the CIA Monthly Interest, to the extent funds are available. Distributions with respect to this Series 1996-7 Certificate will be made by the Trustee by, except as otherwise provided in the Agreement, check mailed to the address of each Series

                                    A-3-14

1996-7 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 1996-7 Certificate, without the presentation or surrender of this Series 1996-7 Certificate or the making of any notation thereon; provided that with respect to Series 1996-7
                                --------
Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

          This Class A Bearer Certificate represents an interest in only the First USA Credit Card Master Trust. This Class A Bearer Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 1996-7 Certificates nor the Accounts or Receivables are insured or guaranteed by the United States Federal Deposit Insurance Corporation or any other governmental agency. This Class A Bearer Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Agreement.

          As provided in the Agreement and subject to certain limitations set forth therein, Class A Bearer Certificates are exchangeable for new Class A Bearer Certificates evidencing like aggregate Undivided Interest, as requested by the Class A Certificateholder surrendering such Class A Bearer Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          No additional amounts will be payable to a Certificateholder in the event of any deduction or withholding on or for the account of any present or future tax, assessment or other governmental charge imposed upon any payment to such Certificateholder by the United States or any political or taxing authority therein or thereof.

          This Class A Bearer Certificate may not be acquired by or for the account of, directly or indirectly, any U.S. Person except in compliance with the registration provisions of the Securities Act or pursuant to an available exemption from such provisions. By accepting and holding this Class A Bearer Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a U.S. Person or that it has acquired this Class A Bearer Certificate pursuant to an available exemption from the registration provisions of the Securities Act or in compliance with the registration provisions thereof.

                                    A-3-15

          The Transfer Agent and Registrar, each Paying Agent, the Servicer and the Trustee and any agent of any of them may treat the bearer of this Class A Bearer Certificate as the owner hereof for all purposes, and neither the Servicer, the Trustee, each Paying Agent or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          As used herein, the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. "U.S. Person" shall have the meaning given to it by Regulation S under the Securities Act and "United States person" shall have the meaning given to it under the United States Internal Revenue Code.

          THIS CLASS A BEARER CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                    A-3-16

                                    TRUSTEE
                                    -------

                        The Bank of New York (Delaware)
                               White Clay Center
                                   Route 273
                            Newark, Delaware 19801


                            PRINCIPAL PAYING AGENT
                            ----------------------

                   Union Bank of Switzerland, London Branch
                             100 Liverpool Street
                                London, England
                                   EC2M 2RH


                              OTHER PAYING AGENT
                              ------------------

                             Banque de Luxembourg
                              14 Boulevard Royal
                                2449 Luxembourg
                           Grand-Duche de Luxembourg

                                    A-3-17

                                                                     EXHIBIT B-1

                 FORM OF CLASS B TEMPORARY GLOBAL CERTIFICATE


          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN).

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

          THIS CERTIFICATE IS A CLASS B TEMPORARY GLOBAL CERTIFICATE, WITHOUT COUPONS, EXCHANGEABLE FOR A CLASS B PERMANENT GLOBAL CERTIFICATE IN BEARER FORM WITHOUT INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE ARE SPECIFIED IN THE AGREEMENT (AS DEFINED HEREIN).

          NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

                     CLASS B TEMPORARY GLOBAL CERTIFICATE

                                 representing

                      FIRST USA CREDIT CARD MASTER TRUST

                               U.S. $43,650,000
               CLASS B FLOATING RATE ASSET BACKED CERTIFICATES,
                                 SERIES 1996-7

                        Class B Scheduled Payment Date:
                      The February 2000 Distribution Date

          Each U.S. $100,000 and U.S. $10,000 denomination evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA/(R)/

                                     B-1-1
and MasterCard/(R)//TM/ credit card accounts generated or to be generated by First USA Bank (the "Bank").

                  (Not an interest in or a recourse obligation of First USA Bank or any affiliate thereof)

          This certifies that the bearer of this Class B Temporary Global Certificate is the owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as amended by Assignment No. 23 of Receivables in Additional Accounts dated as of December
11, 1996 among the Bank, as Transferor and Servicer, the Trustee and The Bank of New York (Delaware), as trustee of the First USA Credit Card Master Trust II, and as supplemented by the Series 1996-7 Supplement (the "Series 1996-7 Supplement"), dated as of December 11, 1996, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1996-7 Supplement), and all other assets and interests constituting the Trust and all proceeds of the foregoing. The Receivables consist of amounts charged by cardholders for goods and services and cash advances (such amounts, less the amount of Discount Receivables, the "Principal Receivables"), plus the related periodic finance charges (the "Periodic Finance Charges"), annual membership fees ("Annual Membership Fees"), and amounts charged to the Accounts in respect of cash advance finance charges, late fees, overlimit fees, return check fees and similar fees and charges (the "Other Charges"). Receivables in an amount equal to the product of the Yield Factor (initially 1.3%) and amounts charged by cardholders


__________________________

     * VISA/(R)/ and MasterCard/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                                     B-1-2
for goods and services and cash advances (the "Discount Receivables") will be allocated to the Certificates and treated as Finance Charge Receivables (Discount Receivables, together with the Periodic Finance Charges, Annual Membership Fees and Other Charges, the "Finance Charge Receivables").

          Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711,
Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. In the case of any conflict between terms specified in this Class B Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class A Certificates") and the First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class B Certificates") with the intention that the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein, by acceptance of its Class B Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of United States federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust CIA Certificates, Series 1996-7 (the "CIA Certificates") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the

                                     B-1-3
interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

          Interest payable on any Distribution Date with respect to the portion of this Class B Temporary Global Certificate not exchanged for the Class B Permanent Global Certificate shall be held by the Principal Paying Agent for payment (without interest accrued thereon) with delivery of the Class B Permanent Global Certificate related thereto until such time as the person appearing in the records of the applicable Foreign Clearing Agency as the beneficial owner hereof or a portion hereof has delivered to such Foreign Clearing Agency a certification and such Foreign Clearing Agency has delivered to the Trustee a certification, in each case pursuant to Section 6.16 of the Series Supplement on or prior to such date of distribution; until so exchanged in full, this Temporary Global Certificate shall in all other respects be entitled to the same benefits as Class B Bearer Certificates under the Agreement.

          On any redemption, purchase, exchange or cancellation of any of the Class B Certificates represented by this Class B Temporary Global Certificate, details of such redemption, purchase, exchange or cancellation shall be entered by or on behalf of the Trust in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Trust. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Class B Temporary Global Certificate and the Class B Certificates represented by this Class B Temporary Global Certificate shall be reduced by the principal amount so redeemed, purchased, exchanged or cancelled.

          This Temporary Global Certificate is exchangeable on and after the Temporary Global Certificate Exchange Date in whole or from time to time in part for Class B Bearer Certificates with appertaining interest coupons attached upon request of Morgan Guaranty Trust

                                     B-1-4

Company of New York, Brussels office, as operator of the Euroclear System, or Cedel Bank, societe anonyme, to the Trustee only upon presentation of certifications, in the form required by Section 6.16 of the Series Supplement, to the effect that the beneficial owners of such Class B Bearer Certificates are not United States persons. Upon exchange of any portion of this Temporary Global Certificate for a Class B Bearer Certificate or Certificates, the Trustee shall cause Schedule A of this Temporary Global Certificate to be endorsed to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Class B Bearer Certificate or Certificates, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and noted.

          On an exchange of the whole of this Class B Temporary Global Certificate, this Class B Temporary Global Certificate shall be surrendered to the Trustee at its office in London, England for cancellation and shall be returned by the Trustee to the Transferor.

          Notwithstanding any of the foregoing, any Class B Permanent Global Certificate issued in exchange for a beneficial interest in the Temporary Global Certificate as provided herein shall be delivered only outside the United States.

          Any money paid by the Trust to any of the Paying Agents for payment of principal or interest which remains unclaimed for two years after such principal or interest shall have become due and payable will be repaid to the Trust, and thereafter any holder of a Certificate or a Coupon may look only to the Trust for payment thereof.

          THIS CLASS B TEMPORARY GLOBAL CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          As used herein, the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. "U.S. Person" shall have the meaning given to it by Regulation S under the Securities Act and "United States person" shall have the meaning given to it under the United States Internal Revenue Code.

                                     B-1-5

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 11th day of December, 1996.


                               FIRST USA BANK


                               By:____________________________
                                  Name:  W. Todd Peterson
                                  Title: Vice President

                                     B-1-6

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                    THE BANK OF NEW YORK,
                                       as Authenticating Agent

Date:  December 11, 1996
                                    By:__________________________
                                       Name:
                                       Title:

                                     B-1-7

                                  Schedule A


                             SCHEDULE OF EXCHANGES
                    FOR CLASS B CERTIFICATES REPRESENTED BY
                  THE CLASS B PERMANENT GLOBAL CERTIFICATE OR
                  REDEMPTIONS OR PURCHASES AND CANCELLATIONS


The following exchanges of a part of this Class B Temporary Global Certificate for the Class B Permanent Global Certificate, in whole or in part, or redemptions, purchases or cancellations of this Class B Temporary Global Certificate have been made:


                           Part of principal
                           amount of this Class B
                           Temporary Global
                           Certificate exchanged    Remaining principal
                           for Class B Certifi-     amount of this Class B
                           cates represented by     Temporary Global
  Date of exchange or      the Class B Permanent    Certificate following    Amount of interest
  redemption or            Global Certificate or    such exchange, or re-    paid with delivery of
  purchase or cancella-    redeemed or pur-         demption or purchase     the Class B Permanent   Notation made by or
  tion                     chased or cancelled      or cancellation          Global Certificate      on behalf of the Trust
-----------------------------------------------------------------------------------------------------------------------------
-----------------------    ---------------------    ---------------------    ---------------------   ----------------------

-----------------------    ---------------------    ---------------------    ---------------------   ----------------------

-----------------------    ---------------------    ---------------------    ---------------------   ----------------------

-----------------------    ---------------------    ---------------------    ---------------------   ----------------------

                                     B-1-8

                                    TRUSTEE
                                    -------

                        The Bank of New York (Delaware)
                               White Clay Center
                                   Route 273
                            Newark, Delaware 19801


                            PRINCIPAL PAYING AGENT
                            ----------------------

                   Union Bank of Switzerland, London Branch
                             100 Liverpool Street
                                London, England
                                   EC2M 2RH


                              OTHER PAYING AGENT
                              ------------------

                             Banque de Luxembourg
                              14 Boulevard Royal
                                2449 Luxembourg
                           Grand-Duche de Luxembourg

                                                                     EXHIBIT B-2


                 FORM OF CLASS B PERMANENT GLOBAL CERTIFICATE


          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN).

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

          THIS CERTIFICATE IS A CLASS B PERMANENT GLOBAL CERTIFICATE, WITHOUT COUPONS, EXCHANGEABLE FOR CLASS B BEARER CERTIFICATES WITH INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE ARE SPECIFIED IN THE AGREEMENT (AS DEFINED HEREIN).

          NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

                     CLASS B PERMANENT GLOBAL CERTIFICATE

                                 representing

                      FIRST USA CREDIT CARD MASTER TRUST

                               U.S. $43,650,000
               CLASS B FLOATING RATE ASSET BACKED CERTIFICATES,
                                 SERIES 1996-7

                        Class B Scheduled Payment Date:
                      The February 2000 Distribution Date

          Each U.S. $100,000 and U.S. $10,000 denomination evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA(R)

                                     B-2-1
and MasterCard/(R)//TM/ credit card accounts generated or to be generated by First USA Bank (the "Bank").

                  (Not an interest in or a recourse obligation of First USA Bank or any affiliate thereof)

          This certifies that the bearer of this Class B Permanent Global Certificate is the owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as amended by Assignment No. 23 of Receivables in Additional Accounts dated as of December
11, 1996 among the Bank, as Transferor and Servicer, the Trustee and The Bank of New York (Delaware), as trustee of the First USA Credit Card Master Trust II, and as supplemented by the Series 1996-7 Supplement (the "Series 1996-7 Supplement"), dated as of December 11, 1996, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1996-7 Supplement), and all other assets and interests constituting the Trust and all proceeds of the foregoing. The Receivables consist of amounts charged by cardholders for goods and services and cash advances (such amounts, less the amount of Discount Receivables, the "Principal Receivables"), plus the related periodic finance charges (the "Periodic Finance Charges"), annual membership fees ("Annual Membership Fees"), and amounts charged to the Accounts in respect of cash advance finance charges, late fees, overlimit fees, return check fees and similar fees and charges (the "Other Charges"). Receivables in an amount equal to the product of the Yield Factor (initially 1.3%) and amounts charged by cardholders


___________________

     * VISA/(R)/ and MasterCard/ (R)/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                                     B-2-2
for goods and services and cash advances (the "Discount Receivables") will be allocated to the Certificates and treated as Finance Charge Receivables (Discount Receivables, together with the Periodic Finance Charges, Annual Membership Fees and Other Charges, the "Finance Charge Receivables").

          Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711,
Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. In the case of any conflict between terms specified in this Class B Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class A Certificates") and the First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class B Certificates") with the intention that the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein, by acceptance of its Class B Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of United States federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust CIA Certificates, Series 1996-7 (the "CIA Certificates") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the

                                     B-2-3
interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

          This Class B Permanent Global Certificate is to be held by a common depositary for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Cedel, societe anonyme ("Cedel") on behalf of account holders which have the Class B Certificates represented by this Class B Permanent Global Certificate credited to their respective securities accounts with Euroclear or Cedel from time to time.

          For value received, the Trust, subject to and in accordance with the Pooling and Servicing Agreement, promises to pay to the bearer hereof on each Distribution Date and the Class B Scheduled Payment Date, or on such earlier date as the Class B Certificates may become due and repayable in accordance with the Pooling and Servicing Agreement, the amount payable under the Pooling and Servicing Agreement on any repurchase of the Class B Certificates then represented by this Class B Permanent Global Certificate and to pay interest (if any) on the principal amount of the Class B Certificates from time to time represented by this Class B Permanent Global Certificate calculated and payable as provided in the Pooling and Servicing Agreement, upon presentation and, at maturity, surrender of this Class B Permanent Global Certificate at the principal office of the Principal Paying Agent in London, England, or at the offices of any of the other paying agents located outside the United States (except as provided in the Pooling and Servicing Agreement) from time to time appointed by the Trustee in respect of the Class B Certificates. Interest on this Class B Permanent Global Certificate is payable only outside the United States (except as provided in the Pooling and Servicing Agreement). Any monies paid by the Trustee to the Principal Paying Agent for the payment of principal or interest on any Class B Certificates and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or other-

                                     B-2-4

wise) shall then be repaid to the Trust and upon such repayment all liability of the Principal Paying Agent with respect thereto shall thereupon cease, without, however, limiting in any way any obligation the Trust may have to pay the principal of or interest on such Class B Certificates as the same shall become due. On any payment of interest or principal being made details of such payment shall be entered by or on behalf of the Trust in Schedule A hereto and the relevant space in Schedule B hereto recording any such payment shall be signed by or on behalf of the Trust.

          On any redemption, purchase, exchange or cancellation of any of the Class B Certificates represented by this Class B Permanent Global Certificate, details of such redemption, purchase, exchange or cancellation shall be entered by or on behalf of the Trust in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Trust. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Class B Permanent Global Certificate and the Class B Certificates represented by this Class B Permanent Global Certificate shall be reduced by the principal amount so redeemed, purchased, exchanged or cancelled.

          The Class B Certificates represented by this Class B Permanent Global Certificate were originally represented by the Class B Temporary Global Certificate. Unless the Class B Temporary Global Certificate was exchanged in whole on the issue hereof, interests in such Temporary Global Certificate may be further exchanged, on the terms and conditions set out therein, for interests in this Class B Permanent Global Certificate. If any such exchange occurs following the issue hereof, the Trustee or its agent shall endorse Schedule B hereto to reflect the increase in the aggregate principal amount of this Class B Permanent Global Certificate due to each such exchange, whereupon the principal amount hereof shall be increased for all purposes by the amount so exchanged and endorsed.

          This Class B Permanent Global Certificate may be exchanged, free of charge, in whole, for security-printed Class B Bearer Certificates in denominations of U.S. $100,000 and U.S. $10,000 each. Subject to the terms of the Pooling and Servicing Agreement, after the Temporary Global Certificate Exchange Date, such exchange will be made upon presentation of this Class B Permanent Global Certificate by the bearer hereof on any day (other than a Saturday or a Sunday) on which banks are open for business in London at the principal office of the Principal Paying Agent in London, England. The aggregate principal amount

                                     B-2-5
of Class B Bearer Certificates issued upon an exchange of this Class B Permanent Global Certificate will be equal to the aggregate principal amount of this Class B Permanent Global Certificate as shown in Schedule B hereto. On an exchange of the whole of this Class B Permanent Global Certificate, this Class B Permanent Global Certificate shall be surrendered to the Principal Paying Agent. The security-printed Class B Bearer Certificates to be delivered in exchange for this Class B Permanent Global Certificate shall be delivered only outside the United States.

          Until the exchange of this Class B Permanent Global Certificate as aforesaid, the bearer hereof shall in all respects be entitled to the same benefits as if it were the bearer of Class B Bearer Certificates and the Coupons in the form set out in the Pooling and Servicing Agreement.

          Notwithstanding any of the foregoing, any Class B Bearer Certificate issued in exchange for a beneficial interest in the Permanent Global Certificate as provided herein shall be delivered only outside the United States.

          Any money paid by the Trust to any of the Paying Agents for payment of principal or interest which remains unclaimed for two years after such principal or interest shall have become due and payable will be repaid to the Trust, and thereafter any holder of a Certificate or a Coupon may look only to the Trust for payment thereof.

          THIS CLASS B PERMANENT GLOBAL CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          As used herein, the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. "U.S. Person" shall have the meaning given to it by Regulation S under the Securities Act and "United States person" shall have the meaning given to it under the United States Internal Revenue Code.

                                     B-2-6

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 11th day of December, 1996.

                                        FIRST USA BANK


                                        By:____________________________
                                           Name:  W. Todd Peterson
                                           Title: Vice President

                                     B-2-7

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                        THE BANK OF NEW YORK,
                                             as Authenticating Agent

Date:  December 11, 1996
                                        By:__________________________
                                           Name:
                                           Title:

                                     B-2-8

SCHEDULE A
----------


                                     PART I
                                     ------

                         Total Amount                     Confirmation of
Interest       Date of   of Interest   Amount of          payment by or on
Payment Date   Payment   Payable       Interest Amount    behalf of the Trust
------------------------------------------------------------------------------
First          -------   ------------  ---------------    --------------------

Second         -------   ------------  ---------------    --------------------

[continue numbering until the appropriate number of interest payment dates for the particular Series of Certificates is reached]

                                     B-2-9

                                    PART II
                                    -------


                               PRINCIPAL PAYMENTS
                               ------------------

                                                           Confirmation of
                                                           payment by or on
Date of Payment  Total Amount Payable   Total Amount Paid  behalf of the Trust
------------------------------------------------------------------------------
---------------  --------------------   -----------------  -------------------

---------------  --------------------   -----------------  -------------------

[continue numbering until the appropriate number of installment dates for the particular Series of Certificates is reached]

                                   Schedule B

                 SCHEDULE OF EXCHANGES OF THE CLASS B TEMPORARY
                 ----------------------------------------------
                               GLOBAL CERTIFICATE
                               ------------------
                 OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS
                 ---------------------------------------------


The following increases of this Class B Permanent Global Certificate, or redemptions or purchases or cancellations of this Class B Permanent Global Certificate have been made:

                            Increase in principal
                            amount of this Class B
                            Permanent Global
                            Certificate due to              Remaining principal amount
                            exchanges of the Class B        of this Class B Permanent
                            Temporary Global                Global Certificate
Date of exchange, or        Certificate for this Class      following such exchange,      Notation made by
redemption or purchase      B Permanent Global              or redemption or purchase     or on behalf of
or cancellation             Certificate                     or cancellation               the Trust
-----------------------     --------------------------      --------------------------    ----------------------

-----------------------     --------------------------      --------------------------    ----------------------

-----------------------     --------------------------      --------------------------    ----------------------

-----------------------     --------------------------      --------------------------    ----------------------

                                    TRUSTEE
                                    -------

                        The Bank of New York (Delaware)
                               White Clay Center
                                   Route 273
                            Newark, Delaware  19801


                            PRINCIPAL PAYING AGENT
                            ----------------------

                   Union Bank of Switzerland, London Branch
                             100 Liverpool Street
                                London, England
                                   EC2M 2RH


                              OTHER PAYING AGENT
                              ------------------

                             Banque de Luxembourg
                              14 Boulevard Royal
                                2449 Luxembourg
                           Grand-Duche de Luxembourg

                                                                     EXHIBIT B-3

                       FORM OF CLASS B BEARER CERTIFICATE

BEARER

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 , AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN) EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.


No. R-__                                                             $__________


           FIRST USA CREDIT CARD MASTER TRUST CLASS B FLOATING RATE
                    ASSET BACKED CERTIFICATE, SERIES 1996-7

                        Class B Scheduled Payment Date:
                      The February 2000 Distribution Date

          Each U.S. $100,000 and U.S. $10,000 denomination evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA/(R)/ and MasterCard/(R)//*/ credit card accounts generated or to be generated by First USA Bank (the "Bank").

          (Not an interest in or a recourse obligation of First USA Bank or any affiliate thereof)


__________________________

     /*/ VISA/(R)/ and MasterCard/(R)/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                                     B-3-1

          This certifies that the bearer of this Class B Bearer Certificate (the "Class B Certificateholder") is the owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as amended by Assignment No. 23 of Receivables in Additional Accounts dated as of December 11, 1996 among the Bank, as Transferor and Servicer, the Trustee and The Bank of New York (Delaware), as trustee of the First USA Credit Card Master Trust II, and as supplemented by the Series 1996-7 Supplement (the "Series 1996-7 Supplement"), dated as of December 11, 1996, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1996-7 Supplement), and all other assets and interests constituting the Trust and all proceeds of the foregoing. The Receivables consist of amounts charged by cardholders for goods and services and cash advances (such amounts, less the amount of Discount Receivables, the "Principal Receivables"), plus the related periodic finance charges (the "Periodic Finance Charges"), annual membership fees ("Annual Membership Fees"), and amounts charged to the Accounts in respect of cash advance finance charges, late fees, overlimit fees, return check fees and similar fees and charges (the "Other Charges"). Receivables in an amount equal to the product of the Yield Factor (initially 1.3%) and amounts charged by cardholders for goods and services and cash advances (the "Discount Receivables") will be allocated to the Certificates and treated as Finance Charge Receivables (Discount Receivables, together with the Periodic Finance Charges, Annual Membership Fees and Other Charges, the "Finance Charge Receivables").

          Although a summary of certain provisions of the Agreement is set forth on the reverse of this Certificate, this Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for

                                     B-3-2
information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711, Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. In the case of any conflict between terms specified in this Class B Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class A Certificates") and the First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class B Certificates") with the intention that the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein, by acceptance of its Class B Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of United States federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          Final payment of this Class B Bearer Certificate will be made only upon presentation and surrender of this Class B Bearer Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Investor Certificateholder in accordance with the Agreement (which presentation and surrender and final payment shall only be made outside the United States, except as otherwise provided in the immediately preceding paragraph).

                                     B-3-3

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 11th day of December, 1996.

                                        FIRST USA BANK


                                        By:____________________________
                                           Name:  W. Todd Peterson
                                           Title: Vice President

                                     B-3-4

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                        THE BANK OF NEW YORK,
                                             as Authenticating Agent

Date: December 11, 1996
                                        By:__________________________
                                           Name:
                                           Title:

                                     B-3-5

                        [REVERSE SIDE OF CERTIFICATES]

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust CIA Certificates, Series 1996-7 (the "CIA Certificates") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

          The Class B Bearer Certificates are issued in bearer form with interest coupons attached. The Class B Bearer Certificates are bearer instruments, title to which (including title to any and all Coupons appertaining thereto) passes by delivery. The bearer of a Class B Bearer Certificate and the bearer of any Coupon may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes as the absolute owner of such Certificate or Coupon, as the case may be, whether or not such Certificate or Coupon shall be overdue, and regardless of any notice of ownership, theft, loss or other interest therein or of any writing thereon.

          The Class B Bearer Certificates are issuable only in denominations of U.S. $100,000 and U.S. $10,000. Distributions of principal of and interest on the Class B Bearer Certificates will be payable in United States dollars only upon presentation of such Class B Bearer Certificates or Coupons, as the case may be, at the offices of the Principal Paying Agent in London, England and any co-paying agents outside the Unites States as may be

                                     B-3-6
appointed from time to time. At the option of the Holder and subject to applicable laws and regulations, such payments will be made by a United States dollar check or United States dollar bank draft drawn on a bank account of the Principal Paying Agent in London, England or by transfer in same day funds to a United States dollar account maintained by the Holder with a bank outside the United States, subject in each case to all applicable laws and regulations. If such payment at the offices of the Principal Paying Agent in London, England and all co-paying agents outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States dollars, payments with respect to the Class B Bearer Certificates and Coupons will be made at the office of the Principal Paying Agent in New York City. Except as provided in the preceding sentence, no demand for payment or payment on the Class B Bearer Certificate or Coupons may be made at any offices of the Paying Agents, or of any co-paying agent maintained by the Trustee, in the United States, nor will any payment be made by transfer to an account in, or by mail to an address in, the United States.

          The Bank has initially appointed the paying agents and transfer agents listed at the back hereof. Until the Class B Certificates are paid in full, the Bank will maintain a paying agent and a transfer agent having offices in Western Europe (which, so long as the Certificates are listed on the Luxembourg Stock Exchange and the rules thereof so require, will be in Luxembourg in addition to any other such offices). Notice of any termination or appointment or of any change in the office through which the Trustee, any paying agent, or any transfer agent will act will be promptly given once in the manner described in
Section 13.05 of the Agreement.

          The Class B Initial Invested Amount is $43,650,000. The Class B Invested Amount for any monthly Distribution Date will be an amount equal to $43,650,000 minus the aggregate amount of principal payments made to the Class B
            -----
Certificateholders prior to such Distribution Date and minus the excess, if any,
                                                       -----
of the aggregate amount of Class B Investor Charge-Offs over the Class B Investor Charge-Offs reimbursed prior to such date.

          The Class B Certificates will bear interest at the rate of 5.88375% per annum on the Class B Initial Invested Amount from December 11, 1996 through January 9, 1997, and for each Interest Period thereafter, the Class B Certificates will bear interest at a per annum rate of

                                     B-3-7

0.29% in excess of LIBOR as determined by the Trustee on the related LIBOR Determination Date (each such rate as in effect from time to time, the "Class B Certificate Rate"). Interest will be distributed to the extent of available funds on January 10, 1997, and on the tenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day until the earlier of the day on which the Class B Invested Amount is paid in full and the Series Termination Date (each such date a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the Class B Certificate Rate and (c) the Class B Invested Amount on the last day of the Monthly Period immediately preceding such Distribution Date. Interest for a Distribution Date will accrue from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date), to, and including, the day immediately preceding the current Distribution Date. Interest payments will be made from Collections of Finance Charge Receivables and certain other amounts allocated to the Class A Certificates comprising Class B Available Funds and, in certain circumstances, from Reallocated Principal Collections on January 10, 1997 and on each Distribution Date thereafter until the Series 1996-7 Termination Date. Interest will be payable monthly on each Distribution Date to the Class B Certificateholders of record as of the related Record Date. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          If on any Distribution Date the Class B Available Funds are insufficient to cover the Class B Monthly Interest and any overdue Class B Monthly Interest due on such Distribution Date, Class B Default Interest, if any, for such Distribution Date, any overdue Class B Default Interest, the Class B Investor Default Amount for such Distribution Date and, if the Bank is no longer the Servicer, the Class B Monthly Servicing Fee for such Distribution Date (such deficiency the "Class B Required Amount"), Excess Finance Charge Collections will be ap plied to fund the Class B Required Amount. If Excess Finance Charge Collections are insufficient to fund the Class B Required Amount, if any, an amount equal to the lesser of (x) the CIA Invested Amount and (y) the product of (a)(i) during the Revolving Period, the CIA Floating Allocation Percentage or (ii) during an Amortization Period, the CIA Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period (such amount as so applied, "Reallocated CIA Principal Collections") will

                                     B-3-8
be applied to the extent of any remaining Class B Required Amount.

          On each Distribution Date the CIA Invested Amount will be reduced by the amount of Reallocated CIA Principal Collections and by the amount of Reallocated Class B Principal Collections for such Distribution Date. In the event that such reduction would cause the CIA Invested Amount to be a negative number, the CIA Invested Amount will be reduced to zero and the Class B Invested Amount will be reduced by the amount by which the CIA Invested Amount would have been reduced below zero. In the event that the reallocation of Collections of Principal Receivables would cause the Class B Invested Amount to be a negative number on any Distribution Date, Collections of Principal Receivables will be reallocated on such Distribution Date in an aggregate amount equal to the amount which would cause the Class B Invested Amount to be reduced to zero.

          The Bank, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to, with respect to each Series, one-twelfth of the product of the applicable Servicing Fee Percentage and the Invested Amount for such Series with respect to the related Monthly Period. The share of the Servicing Fee for each Monthly Period allocable to the Class B Certificates shall be equal to one-twelfth of the product of the Series Servicing Fee Percentage and the Class B Adjusted Invested Amount on the last day of the preceding Monthly Period (the "Class B Monthly Servicing Fee").

          As described in the Agreement, Collections of Principal Receivables with respect to any Monthly Period will be allocated on the related Determination Date on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Receivables. Such allocation will be performed both during the Revolving Period and any Amortization Period. Throughout the existence of the Trust, the Servicer will allocate to the Transferor, as holder of the Exchangeable Transferor Certificate, an amount equal to the Transferor Percentage of the aggregate amount of Collections of Finance Charge Receivables and Principal Receivables for each Monthly Period. During the Revolving Period relating to the Investor Certificates, the Class B Floating Allocation Percentage of Collections of Principal Receivables and the CIA Floating Allocation Percentage of Collections of Principal Receivables will be applied first as Reallocated Principal Collections, to the extent required, and any remaining amounts together with the Class B Floating Allocation Percentage of Principal Receivables will be

                                     B-3-9
distributed first to the certificateholders of other Series to the extent of the amount of Principal Shortfalls, if any, and then to the Transferor in an amount not to exceed the amount of the Transferor Interest.

          Unless a Pay Out Event has occurred, the Accumulation Period will begin at the close of business on the last day of the Revolving Period and will end on the earlier of (i) the commencement of the Rapid Amortization Period,
(ii) payment of the Invested Amount in full and (iii) the Series Termination Date. On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account and beginning with the Transfer Date related to the Class B Principal Commencement Date, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) and (c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount, amounts in the Principal Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount and the Class B Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class
A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (c) the CIA Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount and the

                                    B-3-10

Class B Invested Amount, amounts in the Principal Funding Account will be paid to the CIA Certificateholders on the CIA Scheduled Payment Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or CIA Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

          Upon written notice to the Trustee, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions as set forth in the Agreement. The Servicer may make such election only if the Accumulation Period Length is less than twelve months. On each Determination Date until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length," which is the number of months expected to be required to fully fund the Principal Funding Account no later than the Class B Scheduled Payment Date, based on (a) the expected monthly Collections of Principal Receivables expected to be distributable to the Certificateholders of all Series (excluding certain other Series, as set forth in the Agreement), assuming a principal payment rate no greater than the lowest monthly principal payment rate on the Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to certificateholders of Series (which may exclude certain other Series) which are not expected to be in their revolving periods during the Accumulation Period. If the Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Accumulation Period such that the number of months included in the Accumulation Period will be equal to or exceed the Accumulation Period Length. The length of the Accumulation Period shall not be less than one month.

          Unless the Rapid Amortization Period has begun, funds on deposit in the Principal Funding Account will be distributed to the Class B Certificateholders on the February 2000 Distribution Date (the "Class B Scheduled Payment Date"). If the aggregate principal amount of deposits made to the Principal Funding Account are insufficient to pay in full the Class A Invested Amount on the Class B Scheduled Payment Date the Rapid Amortization Period will commence and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Class B Certificateholders will receive distributions of Class B Monthly Principal and Class B Monthly Interest.

                                    B-3-11

          On the February 2000 Distribution Date if the Class A Invested Amount is paid in full, Available Investor Principal Collections and Excess Principal Collections allocable to Series 1996-7 will be used to pay the Class B Invested Amount as described in the Agreement. If the Available Investor Principal Collections and Excess Principal Collections allocable to Series 1996-7 are insufficient to pay in full the Class B Invested Amount on the February 2000 Distribution Date, the Rapid Amortization Period will commence.

          If, for any Monthly Period, the Available Investor Principal Collections for such Monthly Period exceed the applicable Controlled Deposit Amount, any such excess will be treated as Excess Principal Collections and allocated to the holders of other Series issued and outstanding or, subject to certain limitations described in the Agreement, paid to the holder of the Exchangeable Transferor Certificate. If, for any Monthly Period, the Available Investor Principal Collections for such Monthly Period and Excess Principal Collections allocable to Series 1996-7 are less than the applicable Controlled Deposit Amount, the amount of such deficiency will be the applicable "Accumulation Shortfall" for the succeeding Monthly Period.

          If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be distributed to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

          During the period beginning on the earlier of the day on which a Pay Out Event occurs and the Class B Scheduled Payment Date if the Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount have been paid in full and (ii) the Series Termination Date (the "Rapid Amortization Period"), collections of Principal Receivables allocated to the Invested Amount will no longer be paid to the holder of the Exchangeable Transferor Certificate or to the holders of the certificates of any other Series or, if the Accumulation Period has commenced, deposited in the Principal Funding Account, but instead will be distributed to the Class A Certificateholders and, following payment in full of the Class A Invested Amount, to the Class B Certificateholders, and, following payment in full of the Class B Invested Amount, to the CIA Certificateholders, monthly on each Distribution Date beginning

                                    B-3-12
with the Distribution Date in the month following the commencement of the Rapid Amortization Period.

          Principal payments on the Class B Certificates will be, during the Accumulation Period, funded by deposits to the Principal Funding Account or, during the Rapid Amortization Period, made monthly, and will commence on the date (the "Class B Principal Commencement Date") which is (a) with respect to the Accumulation Period, the first Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount has been paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount has been paid in full. Amounts deposited in the Principal Funding Account for the benefit of the Class B Certificates will be paid to the Class B Certificateholders on the February 2000 Distribution Date and on each Distribution Date during the Rapid Amortization Period beginning with the Class B Principal Commencement Date and thereafter until the payment in full of the Class B Invested Amount or the termination of the Trust, the Percentage Allocation of all collections of Principal Receivables and certain other amounts for the preceding Monthly Period remaining after payment of the Class A Certificates in full will be distributed to the Class B Certificateholders.

          Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than October 10, 2002 (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the sum of the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount at the close of business on such date (but not more than the total amount of Receivables

                                    B-3-13
allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata then to the Class B Certificateholders pro rata and then to the CIA Certificateholders pro rata in final payment of the Investor Certificates.

          The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall
                                         --------
deliver an opinion of counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series.

          The Agreement and the Series 1996-7 Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66 2/3% of the investor interests of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or the Series 1996-7 Supplement or of modifying in any manner the rights of certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each Class A Certificateholder.

          On each Distribution Date, the Trustee shall pay to the Principal Paying Agent in London, England for payment to the Class A Certificateholders and the Class B Certificateholders the amount deposited on the related Transfer Date into the A/B Distribution Account in respect of Class A Monthly Interest and Class B Monthly Interest, respectively. On each Transfer Date, the Trustee shall pay to the CIA Certificateholders the CIA Monthly Interest, to the extent funds are available. Distributions with respect to this Series 1996-7 Certificate will be made by the Trustee by, except as otherwise provided in the Agreement, wire transfer mailed to the address of each

                                    B-3-14

Series 1996-7 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 1996-7 Certificate, without the presentation or surrender of this Series 1996-7 Certificate or the making of any notation thereon; provided that with respect to
                                                   --------
Series 1996-7 Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

          This Class B Bearer Certificate represents an interest in only the First USA Credit Card Master Trust. This Class B Bearer Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 1996-7 Certificates nor the Accounts or Receivables are insured or guaranteed by the United States Federal Deposit Insurance Corporation or any other governmental agency. This Class B Bearer Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Agreement.

          As provided in the Agreement and subject to certain limitations set forth therein, Class B Bearer Certificates are exchangeable for new Class B Bearer Certificates evidencing like aggregate Undivided Interest, as requested by the Class B Certificateholder surrendering such Class B Bearer Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          No additional amounts will be payable to a Certificateholder in the event of any deduction or withholding on or for the account of any present or future tax, assessment or other governmental charge imposed upon any payment to such Certificateholder by the United States or any political or taxing authority therein or thereof.

          This Class B Bearer Certificate may not be acquired by or for the account of, directly or indirectly, any U.S. Person except in compliance with the registration provisions of the Securities Act or pursuant to an available exemption from such provisions. By accepting and holding this Class B Bearer Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a U.S. Person or that it has acquired this Class B Bearer Certificate pursuant to an available exemption from the registration provisions of the Securities Act or in compliance with the registration provisions thereof.

                                    B-3-15

          The Transfer Agent and Registrar, each Paying Agent, the Servicer and the Trustee and any agent of any of them may treat the bearer of this Class B Bearer Certificate as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agents or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          As used herein, the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. "U.S. Person" shall have the meaning given to it by Regulation S under the Securities Act and "United States person" shall have the meaning given to it under the United States Internal Revenue Code.

          THIS CLASS B BEARER CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                    B-3-16

                                    TRUSTEE
                                    -------

                        The Bank of New York (Delaware)
                               White Clay Center
                                   Route 273
                            Newark, Delaware 19801


                            PRINCIPAL PAYING AGENT
                            ----------------------

                   Union Bank of Switzerland, London Branch
                             100 Liverpool Street
                                London, England
                                   EC2M 2RH

                              OTHER PAYING AGENT
                              ------------------

                             Banque de Luxembourg
                              14 Boulevard Royal
                                2449 Luxembourg
                           Grand-Duche de Luxembourg

                                    B-3-17

                                                                       EXHIBIT C

                            FORM OF CIA CERTIFICATE


               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN
SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSE (IV) OR (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) (EACH SUCH PERSON DESCRIBED IN CLAUSES (I) THROUGH (V), A "PLAN PURCHASER"); PROVIDED, HOWEVER, THAT A PURCHASER SHALL NOT BE REQUIRED TO MAKE THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ANY OF CLAUSES (I) THROUGH (V) ABOVE IF THE TRUSTEE SHALL HAVE RECEIVED THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR TO THE TRANSFER TO SUCH ENTITY; AND PROVIDED, FURTHER, THAT NO SUCH CONSENT SHALL BE GRANTED IF THE TRANSFEROR DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION THAT SUCH TRANSFER WOULD CAUSE THE AGGREGATE PERCENTAGE OF THE CIA INVESTED AMOUNT TRANSFERRED TO PLAN PURCHASERS TO EQUAL OR EXCEED 25% OF THE CIA INVESTED AMOUNT AND ANY ATTEMPTED TRANSFER THAT WOULD CAUSE THE PERCENTAGE OF THE CIA INVESTED AMOUNT TRANSFERRED TO PLAN PURCHASERS TO EQUAL OR EXCEED 25% OF THE CIA INVESTED AMOUNT WILL BE VOID.

               THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

               THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR

OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AGREEMENT AND THE SERIES 1996-7 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 1996-7 SUPPLEMENT.


No. R-1                                                         $_______________

Series Termination
Date: October 10, 2002

                      FIRST USA CREDIT CARD MASTER TRUST
                        CIA CERTIFICATE, SERIES 1996-7

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA(R) and MasterCard(R)/*/ credit card accounts generated or to be generated by First USA Bank (the "Bank").

                 (Not an interest in or a recourse obligation
                  of First USA Bank or any affiliate thereof)

          This certifies that _____________________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as supplemented by the Series 1996-7 Supplement (the "Series 1996-7 Supplement"), dated as of December 11, 1996, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1996-7 Supplement), and all other assets and interests constituting the Trust and all proceeds of the foregoing. The Receivables consist of amounts charged by cardholders for goods and services and cash advances (such amounts, less the amount of Discount Receivables, the "Principal Receivables"), plus the related periodic finance charges (the "Periodic Finance Charges"), annual membership fees ("Annual Membership Fees"), and amounts charged to the Accounts in respect of cash advance finance charges, late fees, overlimit fees, return check fees and similar fees and charges (the "Other Charges"). Receivables in an amount equal to the product of the Yield Factor (initially 1.3%) and amounts charged by cardholders

_____________________
     /*/ VISA(R) and MasterCard(R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

for goods and services and cash advances (the "Discount Receivables") will be allocated to the Certificates and treated as Finance Charge Receivables (Discount Receivables, together with the Periodic Finance Charges, Annual Membership Fees and Other Charges, the "Finance Charge Receivables").

          Although a summary of certain provisions of the Agreement is set forth below, this CIA Certificate does not purport to summarize the Agreement or the Spread Account Agreement, dated as of December 11, 1996, among the Trustee, the Transferor, the Servicer and The Bank of New York, as initial collateral agent (the "Spread Account Agreement") and reference is made to the Agreement and the Spread Account Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711, Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or in the Spread Account Agreement. This Certificate is one of a Series of Certificates entitled "First USA Credit Card Master Trust CIA Certificates, Series 1996-7" (the "CIA Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement and the Spread Account Agreement, to which Agreement and Spread Account Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this CIA Certificate and terms specified in the Agreement or the Spread Account Agreement, the terms of the Agreement and the Spread Account Agreement shall govern.

          The Transferor has structured the Agreement, the CIA Certificates, the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class A Certificates") and the First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1996-7 (the "Class B Certificates") with the intention that the CIA Certificates, the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a CIA Certificate (a "CIA Certificateholder") or any interest therein, by acceptance of its CIA Certificate or any interest therein, agrees to treat the CIA Certificates for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the CIA Certificates (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust and outstanding from time to time and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement. In addition, to the extent permitted for any Series of Certificates by the related Supplement, the Certificateholders of such Series may tender their Certificates and the Transferor may tender the Exchangeable Transferor Certificate in exchange for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate.

          The CIA Initial Invested Amount is $55,290,000. The CIA Invested Amount for any monthly Distribution Date will be an amount equal to (i) CIA Initial Invested Amount, minus (ii) the aggregate amount of principal payments
                         -----
made to the CIA Certificateholders prior to such Distribution Date, minus (iii)
                                                                    -----
the aggregate amount of CIA Investor Charge-Offs for all prior Distribution Dates allocated to the CIA Certificates, minus (iv) the aggregate amount of
                                         -----
Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Class A Required Amount or the Class B Required Amount allocated to the CIA Certificates, minus (v) an amount
                                   -----
equal to the aggregate amount by which the CIA Invested Amount has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates as described in the Agreement and allocated to the CIA Certificates and plus (vi) the aggregate amount of Excess
                                      ----
Finance Charge Collections and certain other amounts allocated and available for purposes of reimbursing amounts deducted pursuant to the foregoing clauses (ii),
(iii) and (iv); provided, however, that the CIA Invested Amount may not be
                --------  -------
reduced below zero.

          The CIA Certificates will bear interest at the rate of ______% per annum from December 11, 1996 through January 9, 1997, and for each Interest Period thereafter, the CIA Certificates will bear interest at a per annum rate of ____% in excess of LIBOR as determined by the Trustee on the related LIBOR Determination Date (each such rate as in effect from time to time, the "CIA Certificate Rate"). Interest will be distributed to the extent of available funds on January 10, 1997, and on the tenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day until the earlier of the day on which the CIA Invested Amount is paid in full and the Series Termination Date (each such date a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the CIA Certificate Rate and (c) the CIA Invested Amount on the last day of the Monthly Period immediately preceding such Distribution Date. Interest for a Distribution Date will accrue from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date), to, and including, the day immediately preceding the current Distribution Date. Interest payments will be made on January 10, 1997 and on each Distribution Date thereafter until the Series 1996-7 Termination Date. Interest will be payable monthly on each Distribution Date to the CIA Certificateholders of record as of the related Record Date in accordance with the provisions of the Spread Account Agreement. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          The Servicer will establish and maintain a "Spread Account" with The Bank of New York, as collateral agent (the "Collateral Agent") or a Qualified Institution which at all times has a short-term rating of "P-1" by

Moody's and "A-1" by Standard & Poor's for the benefit of the CIA Certificateholders and First USA Bank as holder of the Exchangeable Transferor Certificate, pursuant to the Spread Account Agreement. Amounts on deposit in the Spread Account will be used to fund shortfalls in amounts available to fund the CIA Required Amount and to make payments to the CIA Certificateholders, following payment in full of the Class A Invested Amount and the Class B Invested Amount, of the Repayment Amount as provided in the Spread Account Agreement. Under certain circumstances described in the Spread Account Agreement, the Spread Account will be funded by Excess Finance Charge Collections and in certain circumstances such amounts may be released from the Spread Account. On the date on which all amounts due to the Certificateholders have been paid in full, all amounts, if any, then remaining in the Spread Account shall be distributed to the holder of the Exchangeable Transferor Certificate or the spread replacement amount providers, as appropriate.

          On each Distribution Date the CIA Invested Amount will be reduced by the amount of Reallocated CIA Principal Collections and by the amount of Reallocated Class B Principal Collections for such Distribution Date. In the event that such reduction would cause the CIA Invested Amount to be a negative number, the CIA Invested Amount will be reduced to zero and the Class B Invested Amount will be reduced by the amount by which the CIA Invested Amount would have been reduced below zero. In the event that the reallocation of Collections of Principal Receivables would cause the Class B Invested Amount to be a negative number on any Distribution Date, Collections of Principal Receivables will be reallocated on such Distribution Date in an aggregate amount equal to the amount which would cause the Class B Invested Amount to be reduced to zero.

          The Bank, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to, with respect to each Series, one-twelfth of the product of the applicable Servicing Fee Percentage and the Invested Amount for such Series with respect to the related Monthly Period. The share of the Servicing Fee for each Monthly Period allocable to the CIA Certificates shall be equal to one-twelfth of the product of the Series Servicing Fee Percentage and the CIA Adjusted In-vested Amount on the last day of the preceding Monthly Period (the "CIA Monthly Servicing Fee").

          As described in the Agreement, Collections of Principal Receivables with respect to any Monthly Period will be allocated on the related Determination Date on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Receivables. Such allocation will be performed both during the Revolving Period and any Amortization Period. Throughout the existence of the Trust, the Servicer will allocate to the Transferor, as holder of the Exchangeable Transferor Certificate, an amount equal to the Transferor Percentage of the aggregate amount of Collections of Finance Charge Receivables and Principal Receivables for each Monthly Period. During the Revolving Period relating to the Investor Certificates, the Class B Floating Allocation Percentage of Collections of Principal Receivables and the CIA Floating Allocation Percentage of Collections of Principal Receivables will be applied first as Reallocated Principal Collections, to the extent required, and any remaining amounts together with the Class A Floating Allocation Percentage of Principal Receivables will be distributed first to the certificateholders of other Series to the extent of the amount of Principal Shortfalls, if any, and then to the Transferor in an amount not to exceed the amount of the Transferor Interest.

          Unless a Pay Out Event has occurred, the Accumulation Period will begin at the close of business on the last day of the Revolving Period and will end on the earlier of (i) the commencement of the Rapid Amortization Period,
(ii) payment of the Invested Amount in full and (iii) the Series Termination Date. On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding

Account and beginning with the Transfer Date related to the Class B Principal Commencement Date, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) and (c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount, amounts in the Principal Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount and the Class B Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (c) the CIA Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount and the Class B Invested Amount, amounts in the Principal Funding Account will be paid to the CIA Certificateholders on the CIA Scheduled Payment Date. Principal on the CIA Certificates is scheduled to be distributed on the February 2000 Distribution Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or CIA Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

          Upon written notice to the Trustee, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions as set forth in the Agreement. The Servicer may make such election only if the Accumulation Period Length is less than twelve months. On each Determination Date until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length," which is the number of months expected to be required to fully fund the Principal Funding Account no later than the Class A Scheduled Payment Date, based on (a) the expected monthly Collections of Principal Receivables expected to be distributable to the Certificateholders of all Series (excluding certain other Series, as set forth in the Agreement), assuming a principal payment rate no greater than the lowest monthly principal payment rate on the Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to certificateholders of Series (which may exclude certain other Series) which are not expected to be in their revolving periods during the Accumulation Period. If the Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Accumulation Period such that the number of months included in the Accumulation Period will be equal to or exceed the Accumulation Period Length. The length of the Accumulation Period shall not be less than one month.

          Unless the Rapid Amortization Period has begun, funds on deposit in the Principal Funding Account will be distributed to the Class A Certificateholders on the February 2000 Distribution Date (the "Class A Scheduled Payment Date"). If the aggregate principal amount of deposits made to the Principal Funding Account are insufficient to pay in full the Class A Invested Amount on the Class A Scheduled Payment Date the Rapid Amortization Period will commence and on each Distribution Date thereafter until the Class A Invested Amount is paid in full, the Class A Certificateholders will receive distributions of Class A Monthly Principal and Class A Monthly Interest.

          On the February 2000 Distribution Date if the Class A Invested Amount is paid in full, Available Investor Principal Collections and Excess Principal Collections allocable to Series 1996-7 will be used to pay the Class B Invested Amount as described in the Agreement. If the Available Investor Principal Collections and Excess Principal Collections allocable to Series 1996-7 are insufficient to pay in full the Class B Invested Amount on the February 2000 Distribution Date, the Rapid Amortization Period will commence.

          On the February 2000 Distribution Date if the Class A Invested Amount and the Class B Invested Amount each is paid in full, Available Investor Principal Col-lections and Excess Principal Collections allocable to Series 1996-7 remaining after payment in full of the Class A Invested Amount and the Class B Invested Amount will be used to pay the CIA Invested Amount until the earlier of the date on which the CIA Invested Amount is paid in full and the Series Termination Date, as described in the Agreement.

          If, for any Monthly Period, the Available Investor Principal Collections for such Monthly Period exceed the applicable Controlled Deposit Amount, any such excess will be treated as Excess Principal Collections and allocated to the holders of other Series issued and outstanding or, subject to certain limitations described in the Agreement, paid to the holder of the Exchangeable Transferor Certificate. If, for any Monthly Period, the Available Investor Principal Collections for such Monthly Period and Excess Principal Collections allocable to Series 1996-7 are less than the applicable Controlled Deposit Amount, the amount of such deficiency will be the applicable "Accumulation Shortfall" for the succeeding Monthly Period.

          If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be distributed to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

          During the period beginning on the earlier of the day on which a Pay Out Event occurs and the Class A Scheduled Payment Date if the Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount have been paid in full and (ii) the Series Termination Date (the "Rapid Amortization Period"), Collections of Principal Receivables allocated to the Invested Amount will no longer be paid to the holder of the Exchangeable Transferor Certificate or to the holders of the certificates of any other Series or, if the Accumulation Period has commenced, deposited in the Principal Funding Account, but instead will be distributed to the Class A Certificateholders and, following payment in full of the Class A Invested Amount, to the Class B Certificateholders, and, following payment in full of the Class B Invested Amount, to the CIA Certificateholders, monthly on each Distribution Date beginning with the Distribution Date in the month following the commencement of the Rapid Amortization Period.

          Principal payments on the CIA Certificates will be, during the Accumulation Period, funded by deposits to the Principal Funding Account or, during the Rapid Amortization Period, made monthly, and will commence on the date (the "CIA Principal Commencement Date") which is (a) with respect to the Accumulation Period, the first Distribution Date on which an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates and the Class B Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates and the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full. After payment in full of the Class A Invested Amount and the Class B Invested Amount, amounts deposited in the Principal Funding Account for the benefit of the CIA Certificates will be paid to the CIA Certificateholders on the February 2000 Distribution Date and on each Distribution Date during the Rapid Amortization Period beginning with the CIA Principal Commencement Date, and thereafter until the payment in full of the CIA Invested Amount or the termination of the Trust, the Percentage Allocation of all Collections of Principal Receivables and certain other amounts for the preceding Monthly
Period remaining after payment in full of the Class A Invested Amount and the Class B Invested Amount will be distributed to the CIA Certificateholders.

          Subject to the Agreement, payments of principal are limited to the unpaid CIA Invested Amount of the CIA Certificates, which may be less than the unpaid balance of the CIA Certificates pursuant to the terms of the Agreement and the CIA Investor Principal Balance pursuant to the Spread Account Agreement. All principal of and interest on the CIA Certificates is due and payable no later than October 10, 2002 (or if such day is not a Business

Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the CIA Certificates. In the event that the Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the sum of the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata then to the Class B Certificateholders pro rata and then to the CIA Certificateholders in final payment of the Investor Certificates.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new CIA Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, CIA Certificates are exchangeable for new CIA Certificates evidencing like aggregate Undivided Interests, as requested by the CIA Certificateholder surrendering such CIA Certificates. No service charge may be imposed for any such exchange but the Transferor, Servicer, or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the

Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall
                                         --------
shall deliver an opinion of counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series.

          The Agreement and the Series 1996-7 Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66-2/3% of the investor interests of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or the Series 1996-7 Supplement or of modifying in any manner the rights of certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each CIA Certificateholder.

          The holder of this Certificate by its acceptance hereof agrees that
(i) it will not institute or join against the Trust and (ii) it will not, in its capacity as a Certificateholder, institute or join against the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the payment in full of the last outstanding investor certificate issued by the First USA Credit Card Master Trust; provided, that the foregoing shall not limit the right of the holder of
       --------
this Certificate to file any claim in or otherwise take any action with respect to any such bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding that was instituted by any person other than a CIA Certificateholder.

          The holder hereof by its acceptance of this Certificate further agrees that it will report its interest in the CIA Investor Principal Balance, with respect to all taxes, in a manner consistent with the intended characterization referred to in Section 3.07 of the Agreement.

          Neither this Certificate nor any interest herein may be sold conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred, except in accordance with the Agreement, and any such transfer will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to this Certificate. No transfers of partial interests in this Certificate shall be permitted.

          Neither this Certificate nor any interest herein may be transferred to any person, unless the transferee shall have executed and delivered the certifications required by the Agreement and each of the Transferor and the Servicer shall have granted its prior consent thereto. Such consent shall be granted unless the Transferor determines in its sole and absolute discretion that the proposed transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation. Notwithstanding the foregoing, any attempted transfer of this Certificate or an interest herein that would cause the aggregate number of (i) holders of a right to receive interest or principal with respect to the CIA Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes, and (ii) any holders of a right to receive any amount in respect of the Transferor Interest, to exceed ninety nine shall be void.

          The holder of this Certificate or any interest therein hereby certifies that it is either (A)(i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof which, if a tax-exempt entity, recognizes that payments with respect to this Certificate may constitute unrelated business taxable income or (iii) a person not described in (i) or (ii) whose ownership of this Certificate is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in this Certificate will not result in any withholding obligation with respect to any payments with respect to this Certificate by any person (other than withholding, if any, under Section 1446 of the Code), or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. If the holder hereof is
(a) a person described in clause (A)(i) or (A)(ii) above, it has furnished to the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form W-9 and agrees to furnish a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) a person described in clause (A)(iii) above, it has furnished to the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form 4224 and agrees to furnish a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form, and comparable statements in accordance with applicable United States laws.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 11th day of December, 1996.


                               FIRST USA BANK


                               By:____________________________________
                                  Name:  W. Todd Peterson
                                  Title: Vice President



                    CERTIFICATE OF AUTHENTICATION


          This is one of the CIA Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                  THE BANK OF NEW YORK,
                                     as Authenticating Agent

     Date:  December 11, 1996
                                  By:_______________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT D


               MONTHLY ALLOCATIONS AND PAYMENT INSTRUCTIONS  AND
                          NOTIFICATION TO THE TRUSTEE

                                FIRST USA BANK
                  ___________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-7
                  ___________________________________________

                                Monthly Period:          to
                                Distribution Date:
                                Transfer Date:

The undersigned, a duly authorized representative of First USA Bank (the "Bank") as Servicer, pursuant to the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and the Series 1996-7 Supplement dated December 11, 1996 (the "Supplement") by and between the Bank and The Bank of New York (Delaware), as Trustee (the "Trustee"), does hereby certify as follows:

          I Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the preceding "Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This Certificate is delivered pursuant to Section 4.09 of the Pooling and Servicing Agreement.

          II   The Bank is Servicer under the Pooling and Servicing Agreement.

          III  The undersigned is a Servicing Officer.

          IV The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

I.   INSTRUCTION TO MAKE A WITHDRAWAL.
     ---------------------------------

     Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Finance Charge Account on the above referenced Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and
     (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05:

1.   A.   Class A Finance Charge Allocations
          Principal Funding Investment Proceeds                              N/A
          Reserve Account Withdrawals                                        N/A
                                                          ----------------------

          Total Class A Available Funds

     B.   Pursuant to subsections 4.09(a)(i):
          -----------------------------------

          1. Interest to be paid to Certificateholders at the Certificate Rate for the Interest
               Period on the Invested Amount
               (Actual/360)
                                      Class A

          2.   Overdue Interest
          3.   Default Interest

     C.   Pursuant to subsection 4.09(a)(ii):
          ------------------------------------

          Class A Monthly Servicing Fee for the
          preceding Monthly Period if First USA
          Bank is no longer Servicer

     D.   Pursuant to subsection 4.09(a)(iii):
          ------------------------------------

          Class A Investor Default Amount for the
          preceding Monthly Period                        ______________________


     E.   Pursuant to subsection 4.09(a)(iv):
          -----------------------------------

          Amount constituting Excess Finance
          Charge Collections to be distributed
          per subsection 4.13                             ======================

2.   A.   Class B Finance Charge Allocations
          Principal Funding Investment Proceeds                              N/A
          Reserve Account Withdrawals                                        N/A
                                                                  --------------

          Total Class B Available Funds

     B.   Pursuant to subsections 4.09(b)(i):
          -----------------------------------

          1. Interest to be paid to Certificateholders at the Certificate Rate for the Interest
               Period on the Invested Amount
               (Actual/360)
                                      Class B

          2.   Overdue Interest
          3.   Default Interest

     C.   Pursuant to subsection 4.09(b)(ii):
          ------------------------------------

          Class B Monthly Servicing Fee for the
          preceding Monthly Period if First USA
          Bank is no longer Servicer                              ______________

     D.   Pursuant to subsection 4.09(b)(iii):
          ------------------------------------

          Amount constituting Excess Finance Charge
          Collections distributed per subsection 4.13
                                                                  ==============

3.   A.   CIA Finance Charge Allocations
          Principal Funding Investment Proceeds                             N/A
          Reserve Account Withdrawals                                       N/A
                                                                  --------------
          Total CIA Available Funds

     B.   Pursuant to subsection 4.09(c)(i):
          -----------------------------------

          CIA Monthly Servicing Fee for the
          preceding Monthly Period if First USA
          Bank is no longer Servicer                              ______________

     C.   Pursuant to subsections 4.09(c)(ii):
          ------------------------------------

          Amount constituting Excess Finance Charge
          Collections to be distributed per subsection
          4.13                                                    ==============

4.   A.   Pursuant to subsections 4.09(a)(iv), 4.09(b)(iii),4.09(c)(ii) and
          -----------------------------------------------------------------
          4.17(e):
          --------

          Amount constituting Excess Finance Charge
          Collections to be distributed per subsection 4.13

          Total Excess Finance Charge Collections                 ==============

II.  APPLICATION OF EXCESS FINANCE CHARGE COLLECTIONS
     ------------------------------------------------

     Pursuant to Section 4.13, the Servicer hereby instructs the Trustee to apply Excess Finance Charge Collections, pursuant to the provisions of Section 4.09, in the following priority:

     A.   Pursuant to subsection 4.13(a):
          -------------------------------

          The Class A Required Amount applied in accordance with subsection 4.09(a)

     B.   Pursuant to subsection 4.13(b):
          -------------------------------

          Amount of Class A Investor Charge-Offs
          not previously reimbursed

     C.   Pursuant to subsection 4.13(c):
          -------------------------------

          Amount equal to unpaid Class B Monthly Interest Due on the Class B Outstanding Principal Balance

     D.   Pursuant to subsection 4.13(d):
          -------------------------------

          Class B Investor Default Amount for the preceding
          Monthly Period

     E.   Pursuant to subsection 4.13(e):
          -------------------------------

          Reimbursement of Class B Invested Amount which has been reduced for reasons other than principal payments

     F.   Pursuant to subsection 4.13 (f):
          --------------------------------

          1.   CIA Monthly Interest for the preceding
               Interest Period on the Invested
               Amount (Actual/360)

          2.   Overdue Interest

          3.   CIA Default Interest

     G.   Pursuant to subsection 4.13 (g):
          --------------------------------

          1. Unpaid Investor Monthly Servicing Fee for the preceding Monthly Period to be paid to First USA Bank

     H.   Pursuant to subsection 4.13 (h):
          --------------------------------

          CIA Investor Default Amount for the preceding
          Monthly Period

     I.   Pursuant to subsection 4.13 (i):
          --------------------------------

          Reimbursement of CIA Invested Amount which has been reduced for reasons other than principal payments

     J.   Pursuant to subsection 4.13 (j):
          --------------------------------

          The excess, if any, of the Required Reserve Account Amount over Available Reserve Account Amount to be funded to the Reserve Account

     K.   Pursuant to subsection 4.13 (k):
          --------------------------------

          Remaining amount to be applied pursuant to
          the Spread Account Agreement                     _________________

          Total  (Excess F/C Collections from 4(A) above)
                                                           =================

III. APPLICATION OF PRINCIPAL COLLECTIONS
     ------------------------------------

     Pursuant to Sections 4.05, 4.07, 4.09, 4.14 and 4.16, the Servicer hereby instructs the Trustee to apply Principal Collections available on the Transfer Date, determined pursuant to the provisions of the above sections, in the following priority:

     A.   Principal Collections
          ---------------------

          1.   Class A Principal Collections
               Class A Default Amount
               (during Accumulation Period)
               Class A Charge-Offs Amount
               (during Accumulation Period)                   __________________
                 Total Class A Monthly Principal

          2.   Class B Principal Collections
               Class B Default Amount
               (during Accumulation Period)
               Class B Charge-Offs Amount
               (during Accumulation Period)                   __________________
                 Total Class B Monthly Principal

          3.   CIA Principal Collections
               CIA Investor Default Amt
               (during Accumulation Period)
               CIA Investor Charge-Offs Amt
               (during Accumulation)                          __________________
                 Total CIA Monthly Principal

          4.   Excess Principal Collections (other series)    __________________
                 Total Principal Collections
                                                              ==================

     B.   Allocation of Principal Collections
          -----------------------------------

          1.   Amount of CIA Principal Reallocated to F/C Account
          2.   Amount of Class B Principal Reallocated to F/C Account
          3.   Amount of Investor Principal Collections to other Series
          4.   Payment of principal to Class A Certificateholders
          5.   Payment of principal to Class B Certificateholders
          6.   Payment of principal to CIA Certificateholders
          7.   Payment of principal to Principal Funding Account
          8.   Amount returned to Bank                        __________________
                 Total Principal Allocations
                                                              ==================

(1)  Investor Monthly Servicing Fee paid to First USA Bank
(2)  Total Default Amounts paid to First USA Bank
(3)  Excess Spread paid to Spread Account, then to First USA Bank
     (a)  Interest on Spread Account Balance
(4)  Monthly Principal Collections to First USA Bank          __________________

         Total to First USA Bank

(5)  Deposit to Spread Account (Excess Spread if not funded by
     Spread Replacement Amount from Spread Account Replacement Facility)
(6)  Deposit to Reserve Account

(7)  Interest payment to Class A Certificateholders (DTC)
(8)  Interest payment to Class B Certificateholders (DTC)
(9)  Interest payment to CIA Certificateholders
(10) Certificate Principal to Principal Funding Account
(11) Principal to Certificateholders (DTC)
(12) Investor Principal Collections to other Series
(13) Monthly Principal Payment to CIA Certificateholders
(14) Excess Spread paid to and retained in Spread Account     __________________

          Total Disbursements
                                                              ==================

          Total Class A, B and C funds to be allocated
                                                              ==================

               ______________________

Account to satisfy Cap Amount (funded by Spread Account Replacement
Facility)

                                                                       EXHIBIT E


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                  ___________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-7

                  ___________________________________________

                    Monthly Period:                   to
                    Distribution Date:
                    Transfer Date:


Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $_____ per Series 1996-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

1.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     A.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $____ original certificate principal amount

                                        Class A
                                        Class B
                                        CIA Inv. Amt.________________________
                                        Total (weighted avg.)

     B.   The amount of the distribution
          in respect of interest on
          the Certificates, per $____ original
          certificate principal amount

                                        Class A
                                        Class B
                                        CIA Inv. Amt.         __________________
                                        Total (weighted avg.)

     C.   The amount of the distribution
          in respect of principal on the Certificates, per $____ original certificate principal amount

                                        Class A
                                        Class B
                                        CIA Inv. Amt.         __________________
                                        Total
                                                              ==================

2.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     A.   Allocation of Principal Receivables.
          ------------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A
                                        Class B
                                        CIA Inv. Amt.         __________________
                                        Total
                                                              ==================

     B.   Allocation of Finance Charge Receivables.
          -----------------------------------------

          (a)  The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                        Class A
                                        Class B
                                        CIA Inv. Amt.         __________________
                                        Total
                                                              ==================

          (b)  Principal Funding Investment Proceeds
               (to Class A)
                                                                             N/A
          (c)  Withdrawals from Reserve Account
               (to Class A)                                                  N/A
                                                              ------------------
               Class A Available Funds
                                                              ==================

     C.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period


          (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested Amount during
               Accumulation Period)

                                      Class A
                                      Class B
                                      CIA Inv. Amt.        ____________________
                                      Total

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 2.C.(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2.C.(a) above

                                      Class A
                                      Class B
                                      CIA Inv. Amt.        _____________________
                                      Total

          (d)  During the Amortization Period: The Invested
               Amount as of January 31, 1999 (the last day of the Revolving Period)

                                      Class A                                N/A
                                      Class B                                N/A
                                      CIA Inv. Amt.                          N/A
                                                              ------------------
                                      Total                                  N/A



          (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 2.C.(d) above as a percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 2.C.(a) above

                                      Class A                                N/A
                                      Class B                                N/A
                                      CIA Inv. Amt.                          N/A
                                                              ------------------
                                      Total                                  N/A

     D.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)  35 - 64 days
          (b)  65 - 94 days
          (c)  95 - 124 days
          (d)  125 - 154 days
          (e)  155 - 184 days
          (f)  185 or more days                               __________________
                                              Total
                                                              ==================

     E.   Monthly Investor Default Amount.
          --------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the Monthly Period allocable to the Invested
               Amount (the aggregate "Investor Default
               Amount")

                                              Class A
                                              Class B
                                              CIA Inv. Amt.   __________________
                                              Total
                                                              ==================

     F.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the CIA Invested Amount

                                              Class A
                                              Class B
                                              CIA Inv. Amt.   __________________
                                              Total
                                                              ==================

          (b) The amounts set forth in paragraph 2.F.(a) above, per $____ original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                    Class A

                                              Class B
                                              CIA Inv. Amt.   __________________
                                              Total
                                                              ==================

          (c)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                              Class A
                                              Class B
                                              CIA Inv. Amt.   __________________
                                              Total
                                                              ==================

          (d) The amount set forth in paragraph 2.C.(c) above, per $_____ interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                              Class A
                                              Class B
                                              CIA Inv. Amt.   __________________
                                              Total
                                                              ==================

     G.   Investor Servicing Fee.
          -----------------------

          (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                              Class A
                                              Class B
                                              CIA Inv. Amt.   __________________
                                              Total
                                                              ==================

     H.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated CIA and Class B
          Principal Collections applied in respect of Interest
          Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                                              Class B
                                              CIA Inv. Amt.   __________________
                                              Total
                                                              ==================

     I.   CIA Invested Amount
          -------------------

          The amount of the CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month


     J.   The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                              Class A
                                              Class B         __________________
                                              Total (weighted avg.)

     K.   The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period

     L.   The Base Rate
          -------------

          The Base Rate for the related Monthly Period


3.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     A.   Accumulation Period
          -------------------

          (a)  Accumulation Period commencement date

          (b)  Accumulation Period length (months)

          (c)  Accumulation Period Factor

          (d)  Required Accumulation Factor Number

          (e)  Controlled Accumulation Amount

          (f)  Minimum Payment Rate (last 12 months)


     B.   Principal Funding Account
          -------------------------

     Beginning Balance
          Plus:  Principal Collections for Related Monthly Period from
                 Principal Account
          Plus:  Interest on Principal Funding Account Balance for
                 Related Monthly Period                                   N/A
          Less:  Withdrawals to Finance Charge Account                    N/A
          Less:  Withdrawals to Distribution Account    ---------------------
     Ending Balance

     C.   Accumulation Shortfall
          ----------------------

          The Controlled Deposit Amount for the previous
          Monthly Period                                                  N/A

          Less:  The amount deposited into the
                 Principal Funding Account for the
                 Previous Monthly Period                                  N/A
                                                        ---------------------

                 Accumulation Shortfall                                   N/A
                                                        =====================

                 Aggregate Accumulation Shortfalls                        N/A
                                                        =====================

     D.   Principal Funding Investment Shortfall
          --------------------------------------

          Covered Amount                                                  N/A

          Less:  Principal Funding Investment
                 Proceeds                                                 N/A
                                                        ---------------------

          Principal Funding Investment Shortfall                          N/A


4.   Information Regarding the Reserve Account

     A.   Required Reserve Account Analysis

          (a)  Required Reserve Account Amount percentage

               (0.5% of Class A Invested Amount or other amount designated by Transferor)

          (b)  Required Reserve Account Amount ($)

          (c) Required Reserve Account Balance after effect of any transfers on the Related Transfer Date

          (d)  Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date

     B.   Reserve Account Investment Proceeds
          -----------------------------------

          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date                N/A


     C.   Withdrawals from the Reserve Account
          ------------------------------------

          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the Related Transfer
          Date (7.A.(d) plus 4.B. above)                                     N/A

     D.   The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Mthly
          Period

                                                                     EXHIBIT F-1

                      FORM OF CLASS [A/B] INTEREST COUPON

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS COUPON IS NOT AN INTEREST IN OR OBLIGATION OF FIRST USA BANK OR ANY AFFILIATE THEREOF.

No._______________

          On the                19    Distribution Date, the Holder shall be
paid (subject to the terms and conditions of the Class [A/B] Bearer
Certificate, Series 1996-7, First USA Credit Card Master Trust to which this coupon appertains, which shall be binding on the Holder of this Coupon whether or not attached to such Class [A/B] Bearer Certificate and subject to the terms and conditions of the Agreement referred to in the Certificate), upon surrender hereof, the amount of interest then payable on its Class [A/B] Bearer Certificate, the number of which appears on this Coupon. Payment of this Coupon will be made in U.S. dollars only upon presentation of this Coupon at the office of any paying agent outside the United States and its possessions as may be appointed from time to time pursuant to such Agreement. Such payment will be made at the option of the holder hereof and subject to any applicable laws and regulations, by a United States dollar check drawn on a bank in New York City, or by transfer to a United States dollar account maintained by the holder with a bank located outside the United States and its possessions. If such payment at the offices of all paying agents outside the United States and its possessions becomes illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment or receipt of such amounts in U.S. dollars, such payment will be made at the office of the paying agent in New York City. Except as provided by the preceding sentence, no demand for payment or payment on this Coupon may be made at any office of any paying agent in the United States and its possessions nor will any payment be mailed to an address or transferred to an account in the United States and its possessions. The Transferor has initially appointed the paying agents listed on the reverse side of this Coupon. (All capitalized terms used herein shall have the meanings assigned such terms in the Pooling and Servicing Agreement.)

                                             FIRST USA BANK



                                             By:________________________
                                                Name:
                                                Title:

                             LIST OF PAYING AGENTS
                             ----------------------


                            PRINCIPAL PAYING AGENT
                            ----------------------

                   Union Bank of Switzerland, London Branch
                             100 Liverpool Street
                                London, England
                                   EC2M 2RH

                              OTHER PAYING AGENT
                              ------------------

                             Banque de Luxembourg
                              14 Boulevard Royal
                                2449 Luxembourg
                           Grand-Duche de Luxembourg

                                                                     EXHIBIT F-2

                      FORM OF CLASS [A/B] SPECIAL COUPON


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS COUPON IS NOT AN INTEREST IN OR OBLIGATION OF FIRST USA BANK OR ANY AFFILIATE THEREOF.

No.

          Subject to the terms and conditions of the Class [A/B] Bearer Certificate, Series 1996-7, First USA Credit Card Master Trust to which this Coupon appertains, which shall be binding on the Holder of this Coupon whether or not attached to such Certificate and subject to the terms and conditions of the Pooling and Servicing Agreement referred to in the Certificate, upon surrender of the Class [A/B] Bearer Certificate, the number of which appears on this Coupon, all unmatured Coupons appertaining to such Bearer Certificate (or in the case of any missing unmatured Coupons, cash in an amount equal to the amount due under such missing unmatured Coupons) and this Special Coupon to the Trustee or any paying agent (in each case, at its office outside the United States and its possessions), the Holder shall be paid such Holder's pro rata share of the amounts on deposit in the Principal Funding Account payable to the Class [A/B] Certificateholders pursuant to subsection 4.09(h) of the Pooling and Servicing Agreement, provided however that in the event that amounts on deposit in the Principal Funding Account and the A/B Distribution Account are insufficient to repay the Class [A/B] Investor Interest on the Class [A/B] Scheduled Payment Date or on the first Distribution Date following the occurrence of a Pay Out Event, the bearer hereof shall receive Monthly Payment Coupons appertaining to the above-mentioned Bearer Certificate. Amounts paid in respect of this Special Coupon will be paid in U.S. dollars, and Monthly Coupons (if any) will be issued, in each case only upon presentation of this Special Coupon at the office of any paying agent outside the United States and its possessions as may be appointed from time to time pursuant to such Pooling and Servicing Agreement. Such payment will be made at the option of the holder hereof and subject to any applicable laws and regulations, by a United States dollar check drawn on a bank in New York City, or by transfer to a United States dollar account maintained by the holder with a bank located outside the United States and its possessions. If such payment at the offices of all paying agents outside the United States and its possessions becomes illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment or receipt of such amounts in U.S. dollars, such payment will be made at the office of the paying agent in New York City. Except as provided by the preceding sentence, no demand for payment or payment on this Special Coupon may be made at any office of any paying agent in the United States and its possessions nor will any payment be mailed to an address or transferred to an account in the United States and its possessions. The Transferor has initially appointed the paying agents listed on the reverse side of this Coupon. (All capitalized terms used herein shall have the meanings assigned such terms in the Pooling and Servicing Agreement.)


                                             FIRST USA BANK



                                             By:________________________
                                                Name:
                                                Title:

                             LIST OF PAYING AGENTS
                             ---------------------


                            PRINCIPAL PAYING AGENT
                            ----------------------

                   Union Bank of Switzerland, London Branch
                             100 Liverpool Street
                                London, England
                                   EC2M 2RH


                              OTHER PAYING AGENT
                              ------------------

                             Banque de Luxembourg
                              14 Boulevard Royal
                                2449 Luxembourg
                           Grand-Duche de Luxembourg

                                                                     EXHIBIT F-3


                        FORM OF MONTHLY PAYMENT COUPON

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS COUPON IS NOT AN INTEREST IN OR OBLIGATION OF FIRST USA BANK OR ANY AFFILIATE THEREOF.

IN THE EVENT THAT ON THE DISTRIBUTION DATE PRINTED BELOW THE INVESTED AMOUNT IS ZERO (DETERMINED PRIOR TO GIVING EFFECT TO ANY PAYMENTS ON THIS COUPON), THEN, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS COUPON, THIS COUPON SHALL AUTOMATICALLY BECOME VOID AND SHALL CEASE TO REPRESENT AN INTEREST IN OR TO BE AN OBLIGATION OF THE TRUST.

No.____________

          On the           19 Distribution Date, the Holder of this Coupon shall
be paid (subject to the terms and conditions of the Class [A/B] Bearer Certificate, Series 1996-7 First USA Credit Card Master Trust to which this Coupon appertains, which shall be binding on the Holder of this Coupon whether or not attached to such Certificate and subject to the terms and conditions of the Pooling and Servicing Agreement referred to in the Certificate), upon surrender hereof, the amount of interest and principal (including any additional interest which may be payable under the terms and conditions of such Certificate), then payable on its Class [A/B] Bearer Certificate, the number of which appears on this Coupon. Payment of this Coupon will be made in U.S. Dollars only upon presentation of this Coupon at the office of any paying agent outside the United States and its possessions as may be appointed from time to time pursuant to such Pooling and Servicing Agreement. Such payment will be made, at the option of the Holder hereof and subject to any applicable laws and regulations, by a United States dollar check drawn on a bank in New York City, or by transfer to a United States dollar account maintained by the holder with a bank located outside the United States and its possessions. If such payment at the offices of all paying agents outside the United States and its possessions becomes illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment or receipt of such amounts in U.S. Dollars, such payment will be made at the office of the paying agent in New York City. Except as provided by the preceding sentence, no demand for payment or payment on this Coupon may be made at any office of any paying agent in the United States and its possessions nor will any payment be mailed to an address or transferred to an account in the United States and its possessions. The Transferor has initially appointed the paying agents listed on the reverse side of this Coupon. (All capitalized terms used herein shall have the meanings assigned such terms in the Agreement.)


                                             FIRST USA BANK

                                             By:______________________
                                                Name:
                                                Title:

                             LIST OF PAYING AGENTS
                             ---------------------


                            PRINCIPAL PAYING AGENT
                            ----------------------

                   Union Bank of Switzerland, London Branch
                             100 Liverpool Street
                                London, England
                                   EC2M 2RH


                              OTHER PAYING AGENT
                              ------------------

                             Banque de Luxembourg
                              14 Boulevard Royal
                                2449 Luxembourg
                           Grand-Duche de Luxembourg

                                                                     EXHIBIT G-1


                     FORM OF CLEARANCE SYSTEM CERTIFICATE
                         TO BE GIVEN TO THE TRUSTEE BY
                              EUROCLEAR OR CEDEL

                      FIRST USA CREDIT CARD MASTER TRUST
                          Floating Rate Asset Backed
                          Certificates, Series 1996-7

                    [Insert title or sufficient description
                       of Certificates ("Certificates")]

          This is to certify that, based solely on certifications we have received in writing, by telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Agreement, as of the date hereof, $_________ principal amount of above-captioned Certificates (i) is owned by persons that are not citizens or residents of the United States, corporations, partnerships or other entities created or organized in or under the laws of the United States, or any political subdivision thereof, any estate or trust the income of which is subject to United States federal income taxation regardless of its source, or any partnership to the extent that one or more members is for the United States federal income tax purposes any of the foregoing ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Certificates through foreign branches of United States financial institutions and who hold the Certificates through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed to comply with the requirements of Section 165(j)(3)(A),
(B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause
(iii) (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Certificates for purposes of resale directly or indi-rectly to a United States person or to a person within the United States or its possessions.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, for the payment of interest on) any portion of the Temporary Global Certificate excepted in such Member Organization certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, for the payment of interest on) are no longer true and cannot be relied upon at the date hereof.

          We will retain all certificates received from Member Organizations for the period specified in U.S. Treasury Regulation Section 1.163-
5(c)(2)(i)(D)(3)(i).

          We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative and legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

     Date:  199 /*/.

                              Yours faithfully,

                              [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                              Brussels office, as operator of the Euroclear
                              System

                              or

                              CEDEL BANK, SOCIETE ANONYME]/**/

                              By:_____________________________

____________________

/*/ This certificate is to be dated on the Temporary Global Certificate Exchange Date or, if applicable, the subsequent date on which the Certificates are delivered to the undersigned in definitive form.


/**/  Delete the inappropriate reference.

                                                                     EXHIBIT G-2

                      FORM OF CERTIFICATE TO BE DELIVERED
                     TO EUROCLEAR OR CEDEL BY A BENEFICIAL
                             OWNER OF CERTIFICATES

                      FIRST USA CREDIT CARD MASTER TRUST
            Floating Rate Asset Backed Certificates, Series 1996-7

                    [Insert title or sufficient description
                       of Certificates ("Certificates")]

This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the above-captioned Certificates held by you for our account (i) are owned by persons that are not United States Persons, or (ii) are owned by a United States Person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Certificates through the foreign branch of a financial institution and who holds the Certificates through the financial institution on the date hereof (and in either case (A) or (B), the financial institution has agreed to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Certificates for purposes of resale directly or indirectly to a United States Person or to person within the United States or its possessions.

          We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Certificates in definitive form with respect to such of said Certificates as then appear in your books as being held for our account.

          This certificate excepts and does not relate to U.S. $__________ principal amount of Certificates held by you for our account, as to which we are not yet above to certify beneficial ownership. We understand that delivery of definitive Certificates in such principal amount cannot be made until we are able to so certify.

          We understand that this certificate is required in connection with certain securities and tax laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and Northern Mariana Islands) and other areas subject to its jurisdiction; and "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and any partnership to the extent that one or more members is for United States federal income tax purposes any of the foregoing.


Dated:  /1/                             by__________________________
                                        As, or as agent for, the beneficial
                                        owner(s) of the interest in the
                                        Certificates to which this certificate
                                        relates.

____________________
/1/ This Certificate must be dated no earlier than 15 days prior to the Temporary Global Certificate Exchange Date.

                                                                       EXHIBIT H



                                                            [DATE]


First USA Bank
201 North Walnut Street
Wilmington, Delaware 19801

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware 19711


Re:  CIA Certificates, Series 1996-8
     -----------------------------------------


Ladies and Gentlemen:

     In connection with our proposed purchase of $_________ in principal amount of First USA Credit Card Master Trust, CIA Certificates, Series 1996-8 (the "CIA Certificates"), we confirm that:

     1. We have received a copy of the Private Placement Memorandum dated December 4, 1996 relating to the CIA Certificates (the "Private Placement Memorandum") and such other information and documentation as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum and any such other information and documentation speaks only as of its date and that the information contained in the Private Placement Memorandum and such other information and documentation may not be correct or complete as of any time subsequent to such date.

     2. We agree to be bound by the restrictions and conditions set forth in the Pooling and Servicing Agreement, dated as of September 1, 1992, as supplemented by the Series 1996-8 Supplement dated as of December 11, 1996 (the "Series 1996-8 Supplement" and together with the Pooling and Servicing Agreement, the "Pooling and Servicing Agreement"), each by and between First USA Bank, as transferor and servicer, and The Bank of New

York (Delaware) relating to the CIA Certificates and agree to be bound by, and not reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") the CIA Certificates except in compliance with, such restrictions and conditions including but not limited to those in Section 11 of the Series 1996-8 Supplement.

     3. We understand that the CIA Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law and agree that the CIA Certificates may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor, (ii) to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee) or (iii) pursuant to Rule 144A under the Securities Act to a person that we reasonably believe is a qualified institutional buyer within the meaning of Rule 144A ("QIB") purchasing for its own account or a QIB purchasing for the account of a QIB, whom we have informed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.

     4. We have neither acquired nor will we Transfer any CIA Certificate we acquire (or any interest therein) or cause any CIA Certificate (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

     5. We are not and will not become, for so long as we own any interest in the CIA Certificates, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. [If this representation cannot be made, the Transferor, the

Servicer or the Trustee may require additional representations.]

     6. e are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the CIA Certificates is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in a CIA Certificate will not result in any withholding obligation with respect to any payments with respect to the CIA Certificates by any person or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. We agree that (a) if we are a person described in clause (A)(i) or (A)(ii) above, we will furnish to the person from whom we are acquiring a CIA Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 and a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a CIA Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that if we are a tax-exempt entity, payments with respect to the CIA Certificates may constitute unrelated business taxable income.

     7. We understand that no subsequent Transfer of a CIA Certificate is permitted unless (i) such Transfer is of a CIA Certificate with a denomination of at least $1,000,000 and (ii) the Transferor and the Servicer each consent in writing to the proposed Transfer, which consent shall be granted (assuming that all other conditions to such Transfer are satisfied) unless either the Transferor or the Servicer determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that any attempted
                                             --------
Transfer that would cause the number of Targeted Holders (as defined in the CIA Purchase Agreement) to exceed ninety nine shall be void; and provided, further,
                                                             --------  -------
that there shall not at any time be more than 10 holders of CIA Certificates of Series 1996-7 or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion.

     8. We understand that the opinion of tax counsel that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 4, 5, 6 and 7 and that, if such representations are not accurate, in addition to our being subject to having our purchase rescinded, we will be liable for damages.

     9. We are (a) an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the CIA Certificates, and we and any account for which we are acting are each able to bear the economic risk of our or its investment or (b) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for our own account or for the account of a "qualified institutional buyer" and we understand that the sale to us is being made in reliance on Rule 144A under the Securities Act.

     10. We are acquiring each of the CIA Certificates purchased by us for our own account or for a single account (each of which is an institutional "accredited investor") as to which we exercise sole investment discretion.

THE FOLLOWING REPRESENTATION MUST BE GIVEN BY ALL PURCHASERS WHO ARE NOT PLAN PURCHASERS

     11. We are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (v) a person investing "plan assets" of any such plan (including for purposes of clause (iv) or (v) any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

THE FOLLOWING REPRESENTATION MUST BE GIVEN BY ALL PUR CHASERS WHO ARE PLAN PURCHASERS

     11. We are either (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of
Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (v) a person investing "plan assets" of any such plan (including for purposes of clause (iv) or (v) any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended) (each Person described in clauses (i) through (v), a "Plan Purchaser") and we acknowledge and understand that at no time shall the aggregate percentage of the CIA Invested Amount Transferred to Plan Purchasers equal or exceed 25% of the CIA Invested Amount.

     12. We understand that any purported Transfer of any CIA Certificate in contravention of the restrictions and conditions in paragraphs 1 through 11 above (including any violation of the representation in paragraph 5 by an investor who continues to hold a CIA Certificate occurring any time after the Transfer in which it acquired such CIA Certificate) shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a CIA Certificateholder for any purpose.

     13. We further understand that, on any proposed resale, pledge or transfer of any CIA Certificates, we will be required to furnish to the Trustee and the Registrar, such certification and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the CIA Certificates and the Pooling and Servicing Agreement pursuant to which the CIA Certificates were issued and we agree that if we determine to Transfer any CIA Certificate, we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that CIA Certificates purchased by us will bear a legend to the foregoing effect.

     14. The person signing this letter on behalf of the ultimate beneficial purchaser of the CIA Certificates has been duly authorized by such beneficial purchaser of the CIA Certificates to do so.

     15. The CIA Certificates purchased by us should be registered in the name and issued in the denominations set forth on Schedule 1 hereto. All payments on the CIA Certificates held by us should be wired to us in accordance with the instructions set forth on Schedule 1 hereto unless we otherwise notify the Transferor, the Servicer and the Trustee in writing.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                                  Very truly yours,

                                                  [NAME OF TRANSFEREE]


                                                  By:________________________
                                                     Name:
                                                     Title:

          SECTION 2.  Definitions.  In the event that any term or provision
                      -----------
contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1996-8 Certificates and to no other Series of Certificates issued by the Trust.

          "Accumulation Period" shall mean, unless a Pay Out Event shall have
           -------------------
occurred prior thereto, the period commencing at the close of business on December 31, 2002, or such later date as is determined in accordance with subsection 4.09(i) of the Agreement and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 1996-8 Termination Date.

          "Accumulation Period Factor" shall mean, for any Monthly Period, a
           --------------------------
fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts of all outstanding Series (other than Series 1996-8) which are not expected to be in their revolving periods during such Monthly Period, and (c) the initial invested amounts of all other outstanding Series which are not allocating Excess Principal Collections and are expected to be in their revolving periods during such Monthly Period.

          "Accumulation Period Length" shall have the meaning assigned such term
           --------------------------
in subsection 4.09(i) of the Agreement.

          "Accumulation Shortfall" shall initially mean zero and shall
           ----------------------
thereafter mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsections 4.09(e)(i), 4.09(e)(ii) and 4.09(e)(iii) of the Agreement with respect to the Series 1996-8 Certificates for the previous Monthly Period.

                                                                      Schedule 1
                                                                      ----------


                     Registration and Payment Instructions
                     -------------------------------------


Registration Instructions:
-------------------------

Full Legal Name of Purchaser:__________________________
Number and Denomination of Certificates:_______________
                                        _______________


Payment Instructions:
--------------------

Name of Bank:   ___________________
Address of Bank:___________________
Account Name:   ___________________
Account Number: ___________________
ABA Number:     ___________________
Reference:      ___________________